[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 193, as amended.

Exhibit 10.25

EXECUTION VERSION

2014 ESA PROJECT COMPANY, LLC$99,000,000.00

6.07% Senior Secured Notes due March 30, 2030

Note Purchase Agreement

Dated July 18, 2014

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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SCHEDULE A	—	Information Relating To Purchasers

SCHEDULE B	—	Defined Terms

SCHEDULE C	—	Energy Server Use Agreements

SCHEDULE 4.1.25	—	Project Budget

SCHEDULE 4.1.26(a)	—	Base Case Projections

SCHEDULE 4.1.26(b)	—	Downside Case

SCHEDULE 4.1.27	—	Project Schedule

SCHEDULE 4.1.29	—	List of Direct Agreements

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Debt

SCHEDULE 5.19	—	Permits

SCHEDULE 8.1	—	Amortization Schedule

SCHEDULE 9.2	—	Required Insurance

EXHIBIT 1	—	Form of 6.07% Senior Secured Note due March 30, 2030

EXHIBIT 4.1.13(a)	—	Form of Opinion of Special Counsel for the Company

EXHIBIT 4.1.13(b)	—	Form of Opinion of Local Regulatory Counsel for the Company

EXHIBIT 4.1.13(c)	—	Form of Opinion of Local Counsel for the Company

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EXHIBIT 4.1.13(d)	—	Form of Opinion of Special Counsel for the Purchasers

EXHIBIT 4.1.14	—	Form of Insurance Consultant Certificate

EXHIBIT 4.1.16	—	Form of Independent Engineer Certificate

EXHIBIT 4.1.29(a)	—	Form of No. 1 Direct Agreement

EXHIBIT 4.1.29(b)	—	Form of No. 2 Direct Agreement

EXHIBIT 4.1.29(c)	—	Form of No. 3 Direct Agreement

EXHIBIT 4.2.1(a)	—	Form of Drawdown Certificate

EXHIBIT 4.2.1(b)	—	Form of Independent Engineer’s Drawdown Certificate

EXHIBIT 4.2.1(c)	—	Form of Company’s COO Certificate

EXHIBIT 4.2.1(d)	—	Form of Independent Engineer’s COO Certificate

EXHIBIT 4.2.11	—	Form of Opinion of Special Counsel for the Company

EXHIBIT 4.2.12	—	Form of [***] Parent Guaranty

EXHIBIT 7.2(a)	—	Form of Quarterly Construction Report

EXHIBIT 8.1.3(b)	—	Form of Offer to Repay Notice

[***] Confidential Treatment Requested

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

6.07% Senior Secured Notes due March 30, 2030

July 18, 2014

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE A HERETO:

Ladies and Gentlemen:

2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”), agrees with each of the Purchasers as follows:

ARTICLE 1. AUTHORIZATION OF NOTES.

The Company will authorize the issuance and sale of $99,000,000.00 aggregate principal amount of its 6.07% Senior Secured Notes due March 30, 2030 (the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Article 13). The Notes shall be substantially in the form set out in Exhibit 1. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

ARTICLE 2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Article 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

ARTICLE 3. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022, at 10:00 a.m., New York City time, at a closing on July 18, 2014 (the “Closing”) or on such other Business Day thereafter on or prior to July 18, 2014 as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [***]. If at the Closing the Company shall fail to tender such

[***] Confidential Treatment Requested

Notes to any Purchaser as provided above in this Article 3, or any of the conditions specified in Sections 4.1 and 4.3 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

ARTICLE 4. CONDITIONS PRECEDENT.

Section 4.1 Conditions Precedent to Closing.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the prior satisfaction of each of the following conditions unless waived by each Purchaser (the date such conditions precedent are so satisfied or waived being referred to as the “Closing Date”):

Section 4.1.1 Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. The Company shall not have entered into any transaction since the date of the Memorandum that would have been prohibited by Article 10 had such Article applied since such date.

Section 4.1.2 Purchase Permitted By Applicable Law, Etc.

(i) On the Closing Date, such Purchaser’s purchase of the Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received a certificate of a Responsible Officer of the Company certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

(ii) No federal, state or law or regulation, or any interpretation thereof, exists which would make the Notes, or the securing of the Notes by the Collateral, or any other aspect of the transactions contemplated herein, illegal, or which would subject the Purchasers or any of their Affiliates to any penalties, sanctions or fines.

Section 4.1.3 Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.1.4 Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

Section 4.1.5 Changes in Corporate Structure. The Company shall not have changed its jurisdiction of formation, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following December 31, 2013.

Section 4.1.6 Funding Instructions. At least three Business Days prior to the Closing Date, each Purchaser shall have received written instructions signed by a Responsible Officer of the Company on letterhead of the Company confirming the information specified in Article 3, including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.1.7 Resolutions. The Company shall have delivered to each of the Purchasers a copy of one or more resolutions or other authorizations, in form and substance reasonably satisfactory to the Purchasers, of each Credit Party as of the Closing Date certified by a Responsible Officer of such Credit Party as being true, complete, in full force and effect on the Closing Date and not amended, modified, revoked or rescinded, authorizing, as applicable and among other things, the issuance of the Notes herein provided for, the granting of the Liens under the Collateral Documents, the provision of the guaranties, warranties and indemnities, the contribution of equity to the Company and the execution, delivery and performance of this Agreement, the other Operative Documents and any instruments or agreements required hereunder or thereunder to which such Credit Party is a party.

Section 4.1.8 Incumbency. The Company shall have delivered to each of the Purchasers a certificate, in form and substance reasonably satisfactory to the Purchasers, from each Credit Party signed by the appropriate authorized officer or manager of each such Credit Party and dated as of the Closing Date, as to the incumbency and specimen signature of each natural Person authorized to execute and deliver this Agreement, the other Operative Documents and any instruments or agreements required hereunder or thereunder to which such Credit Party is a party, including various certificates to be delivered by such Credit Party pursuant to this Section 4.1.

Section 4.1.9 Governing Documents. The Company shall have delivered to each of the Purchasers, in each case certified by a Responsible Officer of such Credit Party as being true, correct and complete on the Closing Date, (a) copies of the certificate of formation, charter or other state certified constituent documents of each Credit Party, certified as of a recent date by the secretary of state of such Credit Party’s state of organization, and (b) copies of the bylaws, limited liability company operating agreement, partnership agreement or other comparable operating documents, if applicable, of each Credit Party.

Section 4.1.10 Good Standing Certificates. The Company shall have delivered to each of the Purchasers certificates (in so-called “long-form” if available) issued by the secretary of state of the state in which each Credit Party is formed or incorporated, as applicable, in each case (a) dated a date reasonably close to the Closing Date and (b) certifying that such Credit Party is in good standing and is qualified to do business in, and has paid all franchise Taxes or similar Taxes due to, such states.

Section 4.1.11 Credit Documents and Project Documents. The Company shall have delivered to each of the Purchasers (a) true, correct and complete copies of each Credit Document, all of which shall (i) have been duly authorized, executed and delivered by the parties thereto and in form and substance reasonably satisfactory to the Purchasers, and (ii) be in full force and effect and accompanied by a certificate of the Company certifying to the foregoing, (b) a certified list of, and true, correct and complete copies of, each Major Project Document executed on or prior to the Closing Date, each in form and substance reasonably satisfactory to the Purchasers, (i) all of which shall have been duly authorized, executed and delivered by the parties thereto, and be in full force and effect on the Closing Date and (ii) with respect to which no material breaches or defaults have occurred and are continuing thereunder, and accompanied by a certificate of the Company certifying to the foregoing and (c) each document, certificate, or other deliverable required to be delivered under each Credit Document as of the Closing Date.

Section 4.1.12 Section 4.1.12 Third Party Approvals. Except for the Permits which are expected to be obtained after the Closing Date, the Company shall have received all Applicable Permits by any Person (including any Governmental Authority) reasonably required in connection with any transaction contemplated in any Operative Document except where such failure could not reasonably be expected to result in a Material Adverse Effect.

Section 4.1.13 Opinions of Counsel. The Company shall have delivered to each Purchaser opinions in form and substance satisfactory to such Purchaser and addressed to each such Purchaser, dated as of the Closing Date (a) from O’Melveny & Myers LLP, as counsel and as special California regulatory counsel for the Company, substantially in the form of Exhibit 4.1.13(a), (b) from Brown Rudnick LLP, Bevan, Mosca, Giuditta & Zarillo, P.C. and Harris Beach PLLC, as regulatory counsel for the Company in the States of Connecticut, New Jersey and New York, respectively, in the form of Exhibit 4.1.13(b), (c) from Morris James LLP, as special Delaware counsel for the Company covering the enforceability of the [***] ESA and from Bevan, Mosca, Giuditta & Zarillo, P.C. as special New Jersey counsel for the Company covering the enforceability of [***] ESA-1, substantially in the form set forth in Exhibit 4.1.13(c) and (d) from Latham & Watkins LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.1.13(d) and covering such other matters incident to such transactions as such Purchaser may reasonably request. The Company also shall have delivered to Fitch Ratings, Inc., an opinion from O’Melveny & Meyers LLP, counsel for the Company, covering non-consolidation matters, which opinion shall be in form and substance satisfactory to, and addressed to, Fitch Ratings, Inc. and each Purchaser.

Section 4.1.14 Certificate of Insurance Consultant. The Company shall have delivered to each of the Purchasers the Insurance Consultant’s certificate, dated as of the Closing Date and in substantially the form of Exhibit 4.1.14, together with the Insurance Consultant’s report that (a) summarizes the insurance arrangements for the Project and (b) concludes that such insurance is adequate and customary.

[***] Confidential Treatment Requested

Section 4.1.15 Insurance. Insurance complying with terms and conditions set forth in Schedule 9.2 shall be in full force and effect and each of the Purchasers and the Insurance Consultant shall have received a certificate from the Company’s insurance broker(s), dated as of the Closing Date and in form and substance reasonably satisfactory to the Purchasers, (a) identifying underwriters, type of insurance, insurance limits and policy terms, (b) listing the special provisions required as set forth in Schedule 9.2, (c) describing the insurance obtained and (d) stating that such insurance is in full force and effect and that all premiums then due thereon have been paid and that, in the opinion of such broker(s), such insurance complies with the terms and conditions set forth in Schedule 9.2.

Section 4.1.16 Certificate of the Independent Engineer. The Company shall have delivered to each of the Purchasers the Independent Engineer’s certificate, dated as of the Closing Date and in substantially the form of Exhibit 4.1.16, together with the Independent Engineer’s report, in form and substance reasonably satisfactory to the Purchasers, attached thereto.

Section 4.1.17 [Reserved]

Section 4.1.18 Funding of the IDC Reserve Account. The Company shall have funded, or shall fund contemporaneously with the Closing from proceeds of the Notes, the IDC Reserve Account in an amount equal to [***].

Section 4.1.19 Funding of the Debt Service Reserve Account. The Company shall have funded, or shall fund contemporaneously with the Closing from the proceeds of the Notes, the Debt Service Reserve Account with a portion of the proceeds of the Notes up to the Debt Service Reserve Requirement.

Section 4.1.20 Permit Schedule. The Company shall have delivered to each of the Purchasers Schedule 5.19, in form and substance reasonably satisfactory to the Purchasers.

Section 4.1.21 Absence of Litigation. The Company shall have delivered to the each of the Purchasers a certificate confirming that (i) there are no actions, suits or proceedings by or before any Governmental Authority or arbitrator pending or, to the Company’s Knowledge, threatened in writing by or against any Credit Party related to the Project and (ii) to the Company’s Knowledge, there are no actions, suits or proceedings by or before any Governmental Authority or arbitrator pending or threatened in writing by or against any Major Project Participant (other than the Credit Parties) related to the Project.

Section 4.1.22 Payment of Fees. All Taxes, fees and other costs payable in connection with the execution, delivery recordation and filing of the documents and instruments referred to in this Section 4.1, and in connection with any other charges related thereto, and due on or before the Closing Date shall have been paid in full or, if and in the manner specifically approved by the Purchasers, provided for. The Company shall have paid (or caused to be paid) or shall have made arrangements in the manner reasonably satisfactory to the payee for the payment of all outstanding amounts due, as of the Closing Date, and owing to the Purchasers’ special counsel referred to in Section 4.1.13 and the Independent Consultants to the extent reflected in a statement rendered to the Company at least one Business Day prior to the Closing Date.

[***] Confidential Treatment Requested

Section 4.1.23 Financial Statements. The Company shall have delivered to each of the Purchasers accurate and complete copies of the most recent audited annual financial statements of Sponsor for the year ended December 31, 2013, together with a certificate from the appropriate Responsible Officer of Sponsor, dated as of the Closing Date, stating that no material adverse change in the consolidated assets, liabilities, operations or financial condition of Sponsor has occurred from those set forth in the most recent financial statements provided to the Purchasers.

Section 4.1.24 Collateral Requirements. The Company shall have delivered to the Collateral Agent and each of the Purchasers evidence reasonably satisfactory to the Purchasers that the Company or other applicable Lien grantor has taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings that may be necessary in order to create in favor of the Collateral Agent a valid and (upon such filing and recording) perfected first priority Lien in such Person’s rights, title and interest in and to the Collateral in which a security interest can be perfected by possession, control or by making filings under the UCC. Such actions shall include only delivery:

(i) to each of the Purchasers, of the Pledge Agreement, the Security Agreement and the Depositary Agreement, duly executed by each Credit Party and each other Person party thereto;

(ii) to the Collateral Agent, of all pledged securities, including all certificates, agreements or instruments representing or evidencing such pledged securities, accompanied by instruments of transfer and membership interest powers undated and endorsed in blank to the extent such pledged interests are certificated;

(iii) to the Collateral Agent, of all promissory notes or other instruments (duly endorsed, where appropriate, in a manner reasonably satisfactory to the Purchasers) evidencing any Collateral;

(iv) to the Collateral Agent, of all other certificates, agreements, including control agreements, or instruments necessary to perfect the Collateral Agent’s security interest in all Chattel Paper, all Instruments, all Deposit Accounts and all Investment Property of the Company (as each such term is defined in the Security Agreement and to the extent required by the Security Agreement);

(v) to the Collateral Agent, of UCC financing statements in appropriate form for filing under the UCC, and, where appropriate (but excluding for real property located in California), fixture filings or transmitting utility filings, and such other documents under applicable Legal Requirements in each jurisdiction as may be necessary to perfect the first priority Liens created, or purported to be created, by the Collateral Documents and, with respect to all UCC financing statements required to be filed pursuant to the Credit Documents, evidence satisfactory to the Purchasers that the Company has retained, at its sole cost and expense, CT Corporation, National Corporate Research, Ltd. or another service provider acceptable to the Purchasers for the tracking of all such financing statements and notification to the Collateral Agent of the upcoming lapse or expiration thereof;

(vi) to each of the Purchasers, of certified copies of UCC, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a date no less recent than ten Business Days before the Closing Date or as otherwise acceptable to the Purchasers listing all effective financing statements, lien notices or comparable documents that name the Company and Pledgor as debtor and that are filed in those state and county jurisdictions in which any property of such Person is located and the state and county jurisdictions in which such Person is organized or maintains its principal place of business and such other searches that the Purchasers deem necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Permitted Liens) showing that upon due filing or recordation (assuming such filing or recordation occurred on the date of such respective reports), as the case may be, the security interests created under the Collateral Documents, with respect to the Collateral, will be prior to all other financing statements, fixture filings or other security documents wherein the security interest is perfected by filing or recording in respect of the Collateral;

(vii) to each of the Purchasers, of an opinion of counsel (which counsel shall be reasonably satisfactory to the Purchasers) with respect to the perfection of the security interests in favor of the Collateral Agent in the Collateral that can be perfected by possession, control or by making filings under the UCC (it being understood and agreed that no opinions of local counsel with respect to local Collateral shall be provided), in each case in form and substance reasonably satisfactory to the Purchasers; and

(viii) to each of the Purchasers, of evidence reasonably satisfactory to the Purchasers of payment or arrangements for payment by the Company of all applicable recording Taxes, stamp duties, registration fees or charges, filing costs and other similar expenses, if any, required to be paid in connection with the execution, delivery or filing of, or the perfection of any Operative Document or otherwise in connection with the Collateral.

Section 4.1.25 Project Budget. The Company shall have delivered to each of the Purchasers the Project Budget in substantially the form of Schedule 4.1.25.

Section 4.1.26 Base Case Projections. The Company shall have delivered to each of the Purchasers the Base Case Projections, in substantially the form of Schedule 4.1.26(a) and Schedule 4.1.26(b).

Section 4.1.27 Project Schedule. The Company shall have delivered to each of the Purchasers the Project Schedule in substantially the form of Schedule 4.1.27.

Section 4.1.28 Establishment of Accounts. The Accounts required to be established as of the Closing Date for the Project under the Depositary Agreement shall have been established and funded in accordance with the Operative Documents, to the satisfaction of the Purchasers.

Section 4.1.29 Direct Agreements. The Company shall have delivered to each of the Purchasers executed Direct Agreements from the Sponsor with respect to the PUMA and the ASA, which Direct Agreements shall be substantially in the form of Exhibit 4.1.29(a) or otherwise reasonably satisfactory to the Purchasers.

Section 4.1.30 Anti-Terrorism Compliance. At least five Business Days prior to the Closing Date, each Purchaser shall have received all documentation and other information requested by such Purchaser, which is required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, or pursuant to such Purchaser’s internal policies.

Section 4.1.31 Other Real Estate Requirements. The Company shall have delivered to each of the Purchasers copies of (i) all Leases or easements in which the Company holds the lessor’s interest or other agreements relating to possessory interests, if any, in the Real Property and (ii) all NDAs obtained as of the Closing Date.

Section 4.1.32 Solvency Certificate. The Company shall have delivered to each of the Purchasers a certificate from the president of the Company, certifying that the Company is Solvent after giving effect to the transactions contemplated hereby.

Section 4.1.33 Utility Laws. No federal, state or local law or regulation exists as of the Closing Date under which any Purchaser would become, solely as a result of the transactions contemplated in the Credit Documents, subject to and not subject to an exemption from or waiver of regulation as an “electric utility,” “electric corporation,” “electrical company,” “public utility,” or “holding company” under the FPA, PUHCA or the laws of the States of California, Connecticut, New York and New Jersey and any other state in which the Company operates facilities that generate electricity except a Purchaser may become subject to such regulation upon the exercise of remedies under the Credit Documents.

Section 4.1.34 Insurance Policy. The Company shall have delivered to the Purchasers a fully executed copy of the Policy, in form and substance reasonably satisfactory to the Purchasers, dated on or before the Closing Date, issued by the Insurer and (i) such Policy is in full force and effect and (ii) all premiums then due and owing thereunder have been paid.

Section 4.1.35 Equity Capital Contribution Agreement. The Company shall have delivered to the Purchasers a true, correct and complete copy of the Equity Capital Contribution Agreement, in form and substance reasonably satisfactory to the Purchasers, (i) which shall have been duly authorized, executed and delivered by the parties thereto and be in full force and effect on the Closing Date and (ii) with respect to which no material breaches or defaults have occurred and are continuing thereunder, and accompanied by a certificate of the Company certifying to the foregoing.

Section 4.2 Conditions Precedent to All Drawdowns.

The obligations of the Holders to permit any Drawdown from the Proceeds Escrow Account are, in each case, subject to the prior satisfaction by the Company of each of the following conditions (unless waived in writing by the Required Holders) with respect to such Drawdown:

Section 4.2.1 Drawdown Certificate and Independent Engineer’s Drawdown Certificate.

(a) At least [***] Business Days prior to the proposed date of a Drawdown, the Company shall have provided each Holder and the Independent Engineer with a duly executed copy of a Drawdown Certificate, dated the date of delivery of such certificate, setting forth the date of the proposed occurrence of such Drawdown and signed by a Responsible Officer of the Company, substantially in the form of Exhibit 4.2.1(a) (the “Drawdown Certificate”).

(b) At least [***] Business Days prior to the proposed date of a Drawdown, the Independent Engineer shall have provided the Company and the Company shall have provided each Holder with a certificate of the Independent Engineer signed by an authorized representative of the Independent Engineer, substantially in the form of Exhibit 4.2.1(b) (the “Independent Engineer’s Drawdown Certificate”).

(c) At least [***] Business Days prior to the proposed date of a Drawdown, the Company shall have provided each Holder (with a copy to the Independent Engineer) with a certificate, confirming that COO has occurred with respect to the Systems being funded under the requested Drawdown and signed by an authorized representative of the Company, substantially in the form of Exhibit 4.2.1(c) (the “Company’s COO Certificate”).

(d) At least [***] Business Day prior to the proposed date of a Drawdown, the Independent Engineer shall have provided the Company and the Company shall have provided each Holder with a certificate dated the date of delivery of such certificate, confirming that COO has occurred with respect to the Systems being funded under the requested Drawdown, substantially in the form of Exhibit 4.2.1(d) (the “Independent Engineer’s COO Certificate”).

Section 4.2.2 Available Funds. After taking into consideration the making of the applicable Drawdown, Available Funds shall not be less than the aggregate unpaid amount required to cause Final Completion to occur in accordance with all Legal Requirements, the PUMA, each other Project Document pursuant to which construction work with respect to the Project is being performed and the Credit Documents on or before the Date Certain.

Section 4.2.3 Permits.

(a) Each Applicable Permit and Applicable Third Party Permit with respect to the System or Systems being funded under the requested Drawdown shall have been duly obtained and issued or been assigned in the Company’s or the applicable third party’s name, shall be in full force and effect, shall not be subject to any current legal proceeding, and shall not be subject to any Unsatisfied Condition that could reasonably be expected to result in material modification or revocation of such Applicable Permit and Applicable Third Party Permit, and all applicable appeal periods with respect to such Applicable Permit and Applicable Third Party Permit shall have expired, except in each case where such failure, legal proceeding or unsatisfied condition could reasonably be expected to result in a Material Adverse Effect.

(b) The Permits which have been obtained by the Company with respect to the System or Systems being funded under the requested Drawdown shall not be subject to any restriction, condition, limitation or other provision that could reasonably be expected to have a Material Adverse Effect.

[***] Confidential Treatment Requested

Section 4.2.4 Lien Releases. Subject to the Company’s right to contest Liens as described in the definition of “Permitted Liens,” the Company shall have delivered (such delivery may be conditioned upon concurrent receipt of payment by the relevant Person) if applicable, to each Holder duly executed Lien waivers relating to mechanics’ and materialmen’s Liens, in form and substance reasonably acceptable to each Holder.

Section 4.2.5 Acceptable Work; No Liens. All work that has been done on the Project has been done in accordance with the PUMA, and there shall not have been filed against any of the Collateral or otherwise filed with or served upon the Company with respect to the Project or any part thereof, notice of any Lien, claim of Lien or attachment upon or claim affecting the right to receive payment of any of the moneys payable to any of the Persons named on such request which has not been released by payment or bonding or otherwise or which will not be released with the payment of such obligation out of the proceeds of the Notes, other than Permitted Liens.

Section 4.2.6 System COO. Each System being financed with such Drawdown has achieved COO.

Section 4.2.7 Equity Funding; Proportional Funding.

(a) Prior to the date any System is placed in service, the Pledgor shall have contributed to the Company [***] of the aggregate purchase price of such System, consistent with the Base Case Projections.

(b) Concurrently with any Drawdown, the Pledgor shall have contributed to the Company [***] of the aggregate purchase price of the Systems placed in service through the date of such Drawdown, consistent with the Base Case Projections.

(c) After giving effect to any Drawdown, the ratio of (x) the proceeds of the Notes drawn from the Proceeds Escrow Account to (y) the total Notes (adjusted for proceeds from the Notes used to fund the Debt Service Reserve Account, the IDC Reserve Account, and to the payment of transaction expenses) shall not exceed the ratio of the aggregate system capacity of commissioned Systems to 20.95 MW.

(d) The Equity Capital Contribution Agreement shall continue to be in full force and effect and, to the Company’s Knowledge, no material breaches or defaults have occurred and are continuing thereunder.

Section 4.2.8 Insurance Policy. The Policy is in full force and effect and all premiums then due and owing thereunder, as well as premiums thereunder that are required to be paid by the fifteenth day of the current calendar quarter, have been paid.

Section 4.2.9 Utilities. All process water, sewer, telephone, waste disposal, electric and all other utility services necessary for the development, construction, ownership and operation of the Project are either contracted for, or are readily available on commercially reasonable terms, with respect to the System or Systems being funded under such requested Drawdown.

[***] Confidential Treatment Requested

Section 4.2.10 Direct Agreements. (a) Prior to the date of the first Drawdown but no later than ten (10) Business Days following the Closing Date, the Company shall have delivered to each of the Purchasers an executed Direct Agreement from the Offtaker with respect to the [***] ESA, which Direct Agreement shall be substantially in the form of Exhibit 4.1.29(b) or otherwise reasonably satisfactory to the Purchasers.

(b) Prior to the date of the first Drawdown but no later than September 30, 2014, the Company shall have delivered to each of the Purchasers executed Direct Agreements from the Offtakers with respect to each of the [***] ESAs, which Direct Agreements shall be substantially in the form of Exhibit 4.1.29(c) or otherwise reasonably satisfactory to the Purchasers.

Section 4.2.11 Opinions of Counsel. (a) Prior to the date of the first Drawdown but no later than ten (10) Business Days following the Closing Date, the Company shall have delivered to each Purchaser an opinion addressed to each such Purchaser, dated on or before the date of the first Drawdown from Morris James LLP, as special Delaware counsel for the Company covering the enforceability of each Direct Agreement relating to each [***] ESA, substantially in the form of Exhibit 4.1.13(c) but covering [***] or in form and substance reasonably satisfactory to such Purchaser.

(b) Prior to the date of the first Drawdown but no later than September 30, 2014, the Company shall have delivered to each Purchaser an opinion addressed to each such Purchaser, dated on or before the date of the first Drawdown from O’Melveny & Myers LLP, as counsel for the Company, covering the enforceability of each Direct Agreement relating to each [***] ESA, substantially in the form of Exhibit 4.2.11 or in form and substance reasonably satisfactory to such Purchaser.

Section 4.2.12 [***] Parent Guaranty. Prior to the date of the first Drawdown but no later than ten (10) Business Days following the Closing Date, the Company shall have delivered to each of the Purchasers a true, correct and complete copy of, the executed [***] Parent Guaranty, in the form of Exhibit 4.2.12, (i) which shall have been duly authorized, executed and delivered by the [***] Parent, and be in full force and effect on such date and (ii) with respect to which no material breaches or defaults have occurred and are continuing thereunder, and accompanied by a certificate of the Company certifying to the foregoing.

Section 4.3 Conditions Precedent to each Credit Event.

Section 4.3.1 Representations and Warranties.

(a) Each representation and warranty of each Credit Party in any of the NPA Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date of such Credit Event, before and after giving effect to the applicable Credit Event, with the same effect as though made on and as of such date, unless such representation or warranty expressly relates solely to an earlier date; and the Company shall have certified to the Purchasers or Holders, as applicable, as to the foregoing.

[***] Confidential Treatment Requested

(b) Each representation and warranty of each Major Project Participant contained in the Operative Documents (other than this Agreement and the Policy) shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or the like shall be true and correct in all respects) on and as of the date of such Credit Event, before and after giving effect to the Credit Event, with the same effect as though made on and as of such date, unless such representation and warranty expressly relates solely to an earlier date.

Section 4.3.2 No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or will result from the relevant Credit Event.

Section 4.3.3 No Material Adverse Effect. At any time following the Closing Date, there shall not have occurred and be continuing any event, circumstance or condition that has, or could reasonably be expected to have, a Material Adverse Effect.

Section 4.3.4 Additional Documentation.

(a) With respect to Additional Project Documents entered into or obtained, transferred or required (whether because of the status of the development, construction or operation of the Project or otherwise) since the date of the most recent Credit Event, the Purchasers shall have received copies of such Additional Project Documents.

(b) With respect to any NDAs entered into or obtained since the date of the most recent Credit Event, the Purchasers shall have received copies of all such NDAs.

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1 Organization; Power and Authority.

(a) The Company is a limited liability company duly formed, validly existing and in good standing under the laws of its jurisdiction of formation, and is duly qualified as a foreign company and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the limited liability company power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the other Operative Documents to which it is a party (including, without limitation, the Notes) and to perform the provisions hereof and thereof, including to construct, own and operate the Project.

(b) The sole member of the Company is the Pledgor.

Section 5.2 Authorization, Etc. This Agreement and the other Operative Documents to which the Company is a party (including, without limitation, the Notes) have been duly authorized by all necessary limited liability company action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each other Operative Document to which the Company is a party will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3 Disclosure. The Company, through its agent, J.P. Morgan Securities, LLC has delivered to each Purchaser a copy of a Private Placement Memorandum, dated May, 2014 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to June 20, 2014 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light, as of the date such information is dated or the Closing Date, of the circumstances under which they were made; provided, that to the extent any such information, report, financial statement, certificate, Certificate of Drawdown, exhibit, schedule or other document was based upon or constitutes a forecast or projection, the Company represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, certificate, Certificate of Drawdown, exhibit, schedule or other document; provided further, that the Company makes no representations with respect to information related to third parties other than the Sponsor which is set forth in the investor presentation titled “Bloom Energy Overview,” dated May 2014 posted to the datasite established by J.P. Morgan Securities LLC. Except as disclosed in the Disclosure Documents, since December 31, 2013, there has been no change in the financial condition, operations, business, properties or prospects of the Company or the Sponsor except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4 Subsidiaries. The Company does not have any Subsidiaries.

Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each of the Purchasers copies of the financial statements of Sponsor listed on Schedule 5.5. All of said financial statements (including related schedules and notes) fairly present in all material respects the consolidated financial position of Sponsor as of the dates specified in such Schedule and the results of its operations and cash flows and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). Neither the Company nor Sponsor has any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the other Operative Documents to which the Company is a party (including, without limitation, the Notes) will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than pursuant to the Credit Documents) in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, Governing Documents, or any other agreement or instrument to which the Company is bound or by which the Company or its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

Section 5.7 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, (other than Permits which are expected to be obtained after the Closing Date) any Governmental Authority after the date hereof is required in connection with the execution, delivery or performance by the Company of this Agreement or any other Operative Documents to which the Company is a party (including, without limitation, the Notes).

Section 5.8 Observance of Agreements, Statutes and Orders. The Company is not (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9 Taxes. The Company has filed all tax returns that are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon it or its properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of U.S. federal, state or other taxes for all fiscal periods are adequate.

Section 5.10 Tax Status. The Company is and has been at all times since formation an entity that is disregarded as separate from its owner for U.S. federal and applicable state and local income tax purposes.

Section 5.11 Licenses, Permits, Etc.

(a) The Company owns or has the right to use all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are necessary for the operation of its business, without known conflict with the rights of others. No product or service of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person.

(b) To the Knowledge of the Company, there is no violation by any Person of any right of the Company with respect to any license, patent, copyright, service mark, trademark, trade name or other right owned or used by the Company.

(c) There exists no pending or, to the Knowledge of the Company, threatened claim or litigation against or affecting the Company, contesting its right to sell or use any such product, process, method, substance, part or other material.

(d) The Company owns no registered patents, copyrights or trademarks, or applications therefor.

Section 5.12 Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan subject to Title IV (other than any Multiemployer Plan) in compliance in all material respects with all applicable laws. Neither the Company nor any ERISA Affiliate has incurred any material liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA) which has not been satisfied, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such material liability by the Company or any ERISA Affiliate, or in the imposition of any material Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to such penalty or excise tax provisions or to section 4068 of ERISA.

(b) The present value of the aggregate benefit liabilities under all of the Underfunded Plans, determined as of the end of each such Underfunded Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Underfunded Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of all of the Underfunded Plans, determined by reference to the current value of the assets allocable to each such Underfunded Plan’s benefit liabilities as of the end of such Underfunded Plan’s most recently ended plan year, by an amount that, if required to be paid in an immediate lump-sum payment, could reasonably be expected to result in a Material Adverse Effect. The term “Underfunded Plan” means a Plan (other than a Multiemployer Plan) for which the aggregate benefit liabilities determined as of the end of such Plan’s most recently ended plan year on the basis of actuarial assumptions specified for funding purposes for such Plan in such Plan’s most recent actuarial statement exceeded the aggregate current value of the assets of such Plan, the term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred any material partial or complete withdrawal liabilities (and are not subject to material contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company is zero.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of, each Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 35 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes (i) on the Closing Date as set forth in Section 9.7(a)(A) and (ii) thereafter as set forth in Section 9.7(a)(B). No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute any of the value of the assets of the Company and the Company does not have any present intention that margin stock will constitute any of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15 Existing Debt; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company as of the Closing Date (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company. The Company is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company and no event or condition exists with respect to any Debt of the Company that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

(c) The Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company, any agreement relating thereto or any other agreement (other than its charter or other organizational document and the Credit Documents) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.15.

Section 5.16 Foreign Assets Control Regulations, Etc.

(a) Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise Controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (ii), a “Blocked Person”).

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by the Company or indirectly through any Controlled Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person.

(c) To the Company’s actual knowledge after making reasonable inquiry, neither the Company nor any Controlled Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist- related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable Anti-Money Laundering Laws.

(d) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity on behalf of a Governmental Authority, in order to obtain, retain or direct business or obtain any improper advantage. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable anti-corruption laws and regulations.

Section 5.17 Status under Certain Statutes. The Company is not subject to regulation under the Investment Company Act of 1940, as amended.

Section 5.18 Environmental Matters.

(a) The Company has no Knowledge of any claim, nor has received any notice of any claim, and no proceeding has been instituted in writing raising any claim against the Company or any of its real properties now or formerly owned, leased or operated by it or other assets of the Company, alleging any damage to the environment arising out of or related to the operations of the Company or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) The Company has no Knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by it or to other assets of the Company or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) The Company has not stored any Hazardous Substances on real properties now or formerly owned, leased or operated by it and has not disposed of any Hazardous Substances in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

Section 5.19 Permits.

(a) All Applicable Permits and Applicable Third Party Permits that have been issued have been duly obtained or been assigned in the Company’s or the applicable third party’s name, are in full force and effect and not subject to current legal proceedings or to any Unsatisfied Condition that could reasonably be expected to result in material modification or revocation, and all applicable appeal periods with respect thereto have expired, except where such failure, legal proceeding, unsatisfied condition or appeal could not reasonably be expected to result in a Material Adverse Effect. The Company is in compliance in all material respects with each Applicable Permit that has been issued and, to the Company’s Knowledge, no other Person is in material violation of any issued Applicable Third Party Permit under which such Person is the permittee, except where such non-compliance could not reasonably be expected to result in a Material Adverse Effect.

(b) With respect to any Permits that are not yet Applicable Permits or, to the Knowledge of the Company, Applicable Third Party Permits, no fact or circumstance exists which makes it likely that any such Permit will not be timely obtainable by the Company or the applicable Person (i) prior to the time that it becomes an Applicable Permit or Applicable Third Party Permit, as applicable, (ii) without expense materially in excess of the amounts provided therefor in the then-current Project Budget and (iii) without being inconsistent in any material respect with any of the Operative Documents, except in each case where failure to obtain such Permit could not reasonably be expected to result in a Material Adverse Effect.

(c) Except as disclosed in Schedule 5.19, the Permits which have been obtained by the Company or, to the Company’s Knowledge, any other person identified in Schedule 5.19 are not subject to any restriction, condition, limitation or other provision that could reasonably be expected to have a Material Adverse Effect.

Section 5.20 Solvency. The Company is Solvent both before and after taking into account the transactions contemplated by the Credit Documents.

Section 5.21 Insurance. All insurance policies then required to be maintained by the Company and, to the Company’s Knowledge, each other Credit Party pursuant to the terms of the Operative Documents are in full force and effect, and all premiums then due and payable have been paid.

Section 5.22 Litigation.

(a) As of the Closing Date, (i) there is no pending or, to the Company’s Knowledge, threatened action, litigation, suit, proceeding or investigation before or by any court, arbitrator or other Governmental Authority by or against any Credit Party related to the Project and (ii) to the Company’s Knowledge, there is no pending or threatened action, litigation, suit, proceeding or investigation of any kind, including actions or proceedings of or before any Governmental Authority by or against any Major Project Participant (other than the Credit Parties) related to the Project.

(b) As of the Closing Date, the Company has no Knowledge of any order, judgment or decree having been issued or proposed to be issued by any Governmental Authority that, as a result of the construction, development, ownership or operation of the Project by the Company, the sale of electricity therefrom by the Company or the entering into of any Operative Document or any transaction contemplated hereby or thereby, could reasonably be expected to cause or deem any Secured Party or the Company or any Affiliate of any of them to be subject to, and not benefit from an exemption from or waiver of, regulation by FERC under PUHCA, or be treated as a public utility under the laws of the States of California, New York, New Jersey and Connecticut as presently constituted and as construed by the courts of such States, respecting the rates or the financial or organizational regulation of electric utilities.

(c) After the Closing Date, there is no pending or, to the Company’s Knowledge, threatened action, litigation, suit, proceeding or investigation of any kind, including actions or proceedings of or before any Governmental Authority or arbitrator to which the Company or any other Credit Party is a party, or by which any of them or any of their properties that relate to the Project are bound, which has not been disclosed by the Company to the Purchasers in accordance with, and to the extent required by this Agreement, or which could reasonably be expected to have a Material Adverse Effect.

Section 5.23 Labor Matters. The Company is not engaged in any unfair labor practice that has had or could (individually or together with other similar unfair labor practices) reasonably expected to have a Material Adverse Effect.

Section 5.24 Governmental Regulation.

(a) As of the Closing Date, (i) the Company sells electricity at each Site only to the applicable Offtaker pursuant to the relevant ESA and will not make any other wholesale or retail sales and (ii) is not subject to or benefits from an exemption from or waiver of regulation (A) by FERC as an “electric utility company”, a “public-utility company” or a “holding company” or a “subsidiary company” of a “holding company” in each case as such term is defined under PUHCA, or (B) as an “electric supplier”, a “retail electricity supplier” or a “public utility” under the laws of the States of California, New York, New Jersey or Connecticut and any other state in which the Company operates facilities that generate electricity. The Company is not a “public utility” under the FPA.

(b) None of the Secured Parties nor any Affiliate of any of them will, solely as a result of the construction, ownership, leasing or operation of the Project, the issuance of the Notes, or the entering into of any Operative Document in respect of the Project or any transaction contemplated hereby or thereby, be subject to, or not and not benefit from an exemption from or waiver of, regulation as a “public utility” under the FPA, under PUHCA or under state laws and regulations respecting the rates or the financial regulation of electric utilities, except that the exercise of remedies, as provided for under the Credit Documents, may cause any such Person to be subject to, and not benefit from an exemption or waiver from, such regulation. The Company will not be subject to regulation as a “retail electricity supplier,” an “electric supplier” or a “public utility” under the laws of the States of California, New York, New Jersey or Connecticut and any other state in which the Company operates facilities that generate electricity then in effect.

Section 5.25 Ranking of Obligations; Perfection and Priority of Liens.

(a) This Agreement and the Notes and the obligations evidenced hereby and thereby are and will at all times (i) be direct and unconditional general obligations of the Company and (ii) rank in right of payment and otherwise at least pari passu with all other senior secured Debt of the Company, whether now existing or hereafter incurred.

(b) The provisions of the Collateral Documents to which the Company is a party are effective to create, in favor of the Collateral Agent for the benefit of the Secured Parties, as security for the obligations purported to be secured thereby, a legal, valid and enforceable Lien on and security interest in all of the Collateral (other than the Collateral in California that is subject to Subdivision Map Act) purported to be covered by such Collateral Documents, and all other necessary and appropriate action has been taken so that each such Collateral Document creates, or upon the filing of any necessary filing statements will create, a perfected Lien on and perfected security interest in all right, title and interest of the Company in the Collateral covered thereby in which a first priority security interest can be perfected by possession or by filings under the UCC, prior and superior to the rights of all third persons and subject to no Liens other than Permitted Liens. The Company has good, legal and valid title to all items of Collateral (other than for Leases of property located in California) covered by each Collateral Document to which it is a party, free and clear of all Liens other than Permitted Liens.

Section 5.26 Project Construction. To the best of the Company’s Knowledge, all work done on the Project has been done in a good and workmanlike manner, free of any material defects, and in accordance in all material respects with the Major Project Documents, Prudent Electrical Practices and all Legal Requirements.

Section 5.27 Adverse Change.

(a) As of the Closing Date, there is no fact known to the Company which has had or could reasonably be expected to have a Material Adverse Effect which has not been disclosed to the Purchasers (as of such date) by or on behalf of the Company on or prior to the Closing Date in connection with the transactions contemplated hereby.

(b) Since the Closing Date, no event, circumstance or condition has occurred and is continuing that constitutes or could reasonably be expected to result in a Material Adverse Effect.

Section 5.28 Major Project Documents. True, correct and complete copies of all Major Project Documents together with all amendments, modifications or supplements thereof as currently in effect have been delivered to the Purchasers. Each Major Project Document is in full force and effect and, to the Company’s Knowledge, no material breaches or defaults have occurred and are continuing thereunder.

Section 5.29 Sufficiency of Rights. Other than those that can be reasonably expected to be commercially available when and as required, the services to be performed, the materials to be supplied and the real property interests and other rights granted, or to be granted, pursuant to the Project Documents in effect as of such date:

(a) comprise all of the interests necessary to secure any right material to the acquisition, leasing, development, construction, installation, completion, operation and maintenance of the Project at each Site in accordance with all Legal Requirements, all without reference to any proprietary information not owned by or available to the Company;

(b) are sufficient to enable the Project to be located, constructed, developed, owned, occupied, operated, maintained and used on the applicable Sites; and

(c) provide adequate ingress and egress from the applicable Sites for any reasonable purpose in connection with the construction and operation of the Project.

Section 5.30 Real Estate.

(a) The Company owns and possesses (i) good and valid leasehold interests (other than for Leases of Property located in California) or valid and subsisting easement interests and licenses, if applicable, in and to the Sites, and (ii) interests in any other Real Property, in each case free and clear of all Liens, encumbrances or other exceptions to title, other than Permitted Liens.

(b) With regard to each of the Real Property Documents (other than those related to property located in California) (a) each such Real Property Document is valid and effective against the Company and, to the Company’s Knowledge, the counterparties thereto, in accordance with the terms thereof, (b) neither the Company, nor to the Company’s Knowledge, any of the counterparties thereto, is in breach or default under such Real Property Document, and to the Company’s Knowledge, no event or circumstance has occurred or currently exists which, with notice or lapse of time or both, would become a default by the Company or the counterparties thereto under such Real Property Document. No notice of default under any Real Property Document has been delivered to the Company or, to the Company’s Knowledge, the counterparties thereto.

(c) The Company has not received written notice from any Governmental Authority of any pending or threatened proceeding to condemn or take by power of eminent domain or otherwise, by any Governmental Authority, all or any material part of the Real Property or any interest therein.

Section 5.31 Investments. Other than Permitted Investments, the Company has not acquired an equity interest in, acquired all or substantially all of the assets of, loaned money, extended credit or made advances to, or made deposits with (other than deposits or advances in relation to the payment for goods and equipment in the ordinary course of business the making of which is expressly contemplated pursuant to the Operative Documents), any Person.

Section 5.32 No Recordation, Etc. Each Operative Document is in proper legal form under the respective governing laws selected in such Operative Document (other than those related to property located in California) (a) for the enforcement thereof in such jurisdictions against the Company and each other party thereto without any further action on the part of the Secured Parties, and (b) to ensure the legality, validity, enforceability, priority or admissibility in evidence of any such document, it is not necessary that such document or any other document be filed, registered or recorded with, or executed or notarized before, any court or other authority in such jurisdiction or that any registration charge or stamp or similar tax be paid on or in respect of any such document, except for the recordation of the Collateral Documents and filing and recordation of such other documents as specifically contemplated pursuant to this Agreement. The Company makes no representation as to whether or not it is a “transmitting utility” as defined in, and for the purposes of, the Uniform Commercial Code of any State or otherwise.

Section 5.33 Organizational ID Number; Location of Tangible Collateral.

(a) The Company’s Delaware organizational identification number is [***].

(b) All of the tangible Collateral is, or when installed pursuant to the Project Documents will be, located on one of the Sites or at the Company’s address set forth in Article 18; provided, that equipment may be temporarily removed from the Sites from time to time in the ordinary course of business.

[***] Confidential Treatment Requested

ARTICLE 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1 Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed [***] of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section VI(e) of the QPAM Exemption) maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of section IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in section IV(d) of the INHAM Exemption) owns a 10% or more interest in the Company (as determined under Part IV(d) of the INHAM Exemption, as amended effective April 1, 2011) and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source has been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include “plan assets” within the meaning of 29 CFR 2510.3-101, as modified by section 3(42) of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 6.3 Institutional Accredited Investor. Each Purchaser severally represents that it is an institutional investor that is an “accredited investor” within the meaning of Rule 501 under the Securities Act and that it has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes.

ARTICLE 7. INFORMATION AS TO COMPANY.

Section 7.1 Financial Statements and Rating Letter. The Company shall deliver to each Purchaser and each Holder of a Note that is an Institutional Investor (each an “II Holder”):

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(a) Annual Financial Statements. As soon as practicable and in any event within [***] days after the close of each applicable fiscal year, audited financial statements of the Company and Sponsor (it being acknowledged that such requirement may be satisfied by the delivery of the appropriate report on Form 10-K filed with the SEC, if applicable), all prepared in accordance with GAAP consistently applied and setting forth, in each case, in comparative form the figures for the previous fiscal year. Such financial statements shall include a statement of equity, a balance sheet as of the close of such year, an income and expense statement, reconciliation of capital accounts (where applicable), a statement of cash flow and summary results of hedging and trading activities (in the case of the Company only), reported on without a qualification arising out of the scope of the audit, and certified by an independent certified public accountant of nationally recognized standing selected by the Person whose financial statements are being prepared. Such certificates shall not be qualified or limited because of restricted or limited examination by such accountant and shall be accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP consistently applied.

(b) Quarterly Statements. As soon as practicable and in any event within [***] days after the end of the first, second and third quarterly accounting periods of its fiscal year (commencing in the case of the Company with the fiscal quarter ending June 30, 2014), unaudited quarterly balance sheet of the Company and Sponsor as of the last day of such quarterly period and the related statements of income, cash flows, and shareholders’ or members’ equity (as applicable) for such quarterly period and (in the case of second and third quarterly periods) for the portion of the fiscal year ending with the last day of such quarterly period, setting forth in each case in comparative form corresponding unaudited figures from the preceding fiscal year (it being acknowledged that such requirement may be satisfied by the delivery of the appropriate report on Form 10-Q filed with the SEC, if applicable) all prepared in accordance with GAAP consistently applied (subject to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosures).

(c) Rating Letter. Promptly after receipt thereof, (i) a copy of any final ratings letter obtained by the Company and (ii) each ratings letter obtained by the Company in accordance with Section 9.20.

Section 7.2 Other Reporting Requirements.

(a) Quarterly Construction Reports — The Company shall deliver to each II Holder as soon as available and in any event within [***] days after the end of each calendar quarter, commencing with the first full quarter following the Closing Date until the Final Completion Date, construction progress reports from the Company for such quarter in the form of Exhibit 7.2(a).

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(b) Operating Report — The Company shall deliver to each II Holder within [***] days after the end of each full quarter occurring after the Closing Date, a summary operating report with respect to the Project, which shall include, with respect to the period most recently ended [***].

(c) Notice of Default or Event of Default — The Company shall deliver to each II Holder promptly, and in any event within five Business Days after a Responsible Officer of the Company becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11.4, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto. The Holders of the Notes shall comply with the requirements of the Interparty Agreement regarding prompt delivery of notices of any Events of Default to the Equity Investor(s).

(d) ERISA Matters — The Company shall deliver to each II Holder promptly, and in any event within five days after a Responsible Officer of the Company becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan (other than any Multiemployer Plan) that is subject to Title IV of ERISA, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan subject to Title IV of ERISA, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could reasonably be expected to result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans which has not been satisfied, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect.

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(e) Notices from Governmental Authority — The Company shall deliver to each II Holder promptly, and in any event within [***] days of receipt thereof, copies of any notice to the Company from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect, including, without limitation, any notice, to the Knowledge of the Company, threatening to modify or revoke any Applicable Permit or Applicable Third Party Permit that could reasonably be expected to have a Material Adverse Effect.

(f) Requested Information — The Company shall deliver to each II Holder with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K, if applicable) or relating to the ability of the Company to perform its obligations under the Credit Documents as from time to time may be reasonably requested by any Holder of a Note. The Company shall deliver to each II Holder with reasonable promptness, such other data and information relating to the business, operations, affairs or financial condition, of the Sponsor that could reasonably be expected to affect its or the Company’s ability to perform with respect to the Project, as from time to time may be reasonably requested by any Holder of a Note.

(g) New Documents — The Company shall deliver to each II Holder promptly, but in no event later than [***] Business Days after execution and delivery thereof, a copy of each Additional Project Document and each new NDA obtained.

(h) Litigation — The Company shall deliver to each II Holder promptly, any notice with respect to any litigation pending or, to the Company’s Knowledge, threatened in writing against the Company, such notice to include, if requested in writing by any of the Holders, copies of all papers filed in such litigation and to be given monthly if any such papers have been filed since the last notice given.

(i) Policy — The Company shall deliver to each II Holder promptly upon the Company’s receipt of the same, copies of all material notices received or sent by the Company in connection with the Policy.

(j) Other information — The Company shall deliver to each II Holder promptly upon the Company’s receipt of the same, copies of material notices received by the Company under the Major Project Documents.

(k) Resignation or Replacement of Auditors — Within ten (10) days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may reasonably request.

Section 7.3 Officer’s Certificate. Each set of financial statements of the Company delivered to a Holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of the Company certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company from

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the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.4 Visitation. The Company shall, at the expense of the II Holder requesting the same, subject to requirements of Governmental Rules, safety requirements and existing confidentiality restrictions imposed upon the Company by any other Person, and, if a Default or an Event of Default then exists, at the expense of the Company, permit employees or agents of each II Holder of a Note and the Independent Engineer at any reasonable times and upon reasonable prior notice to the Company and the Operator, (i) to inspect all of the Company’s properties (ii) to examine all of the Company’s books, accounts and records and make copies and memoranda thereof, (iii) to communicate with the Company’s auditors outside the presence of the Company, (iv) to discuss the business, operations, properties and financial and other conditions of the Company with officers of the Company and with its independent certified public accountants, and (v) to witness any Performance Tests.

Section 7.5 Electronic Delivery. Financial statements, opinions of independent certified public accountants, construction reports, operating reports, certain notices, other information and officer’s certificates that are required to be delivered by the Company pursuant to Section 7.1, Section 7.2 and Section 7.3 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(i) such information is delivered to each Holder of a Note by e-mail; or

(ii) such information is timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each Holder of a Note has free access;

provided however, that in the case of clause (ii), the Company shall have given each Holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any Holder to receive paper copies of such information or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such Holder.

ARTICLE 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1 Required Payments; Mandatory Prepayments; Offer to Repay.

Section 8.1.1 Required Payments. Installment payments of principal due on each Note shall be made in accordance with the Amortization Schedule on each Repayment Date and each Note shall mature and all remaining principal and accrued interest payment, fees and costs (and, if applicable, the Make-Whole Amount) shall be payable on the Maturity Date.

Section 8.1.2 Mandatory Prepayment. The Company shall prepay an applicable amount of the principal of the Notes at 100% of the principal amount thereof, together with accrued and unpaid interest thereon and without payment of the Make-Whole Amount (other than as set forth in Section 9.18 of this Agreement):

(i) with the Net Available Amount of the proceeds of any Loss Event in relation to the Project in which the Company receives more than [***] of insurance or other proceeds, subject to the Company’s right to repair and restore as set forth in Section 3.7.2(b) of the Depositary Agreement, pursuant to Section 3.7.2(c) of the Depositary Agreement; or

(ii) with the proceeds of warranty claims or refund claims received by the Company pursuant to Sections 5.4(c) and 5.7(b) of the PUMA, other than with respect to amounts reserved for payment to the Equity Investors or the Offtakers;

(iii) to the extent required by Section 9.18 (Partial Completion Buydown);

(iv) with the proceeds received by the Company under the Policy pursuant to the “One-Time Payment Option” (as defined in the Policy);

(v) with the proceeds received by the Company as Termination Value of the Systems upon the occurrence of a Customer Default under each ESA (as defined therein); and

(vi) to the extent required by Section 3.8.2(b) of the Depositary Agreement,

provided that, with respect to (i), (ii) and (v) above, such prepayment shall be limited only to the ratable amount of the Notes related to the Systems affected by such mandatory prepayment event (e.g.            % of the payments received).

All mandatory prepayments of Notes shall be made on a pro rata basis and shall be applied [***].

Section 8.1.3 Offer to Repay.

(a) The Company shall make to each Holder of the Notes an Offer to Repay (as defined in paragraph (b) below) the principal amount of the Notes at 100% of the principal amount thereof, together with accrued and unpaid interest thereon to the Offer Settlement Date (as defined in paragraph (b) below) and without payment of the Make-Whole Amount or any premium as follows upon the occurrence of a Change of Control.

(b) Within [***] Business Days after the occurrence of any event described in paragraph (a) above requiring the Company to make an Offer to Repay, the Company shall prepare and provide to each Holder of a Note a notice (each, an “Offer to Repay Notice”), which

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shall be substantially in the form of Exhibit 8.1.3(b) and shall include an offer (the “Offer to Repay”) pursuant to the covenant in paragraph (a) above to repay, on the date (each, an “Offer Settlement Date”) that is [***] Business Days after the date of the Offer to Repay Notice, all of such Holder’s Notes. Each Holder of a Note (or its appointee) wishing to accept the Offer to Repay shall reply, substantially in the form of Schedule 1 to Exhibit 8.1.3(b), indicating whether such Offer to Repay is accepted by the close of business on the fifth (5th) Business Day immediately preceding the Offer Settlement Date.

(c) Two Business Days prior to any Offer Settlement Date, the Company shall deliver to each Holder that has accepted an Offer to Repay pursuant to Section 8.1.3(b), a certificate of a Senior Financial Officer specifying the principal amount of the Notes of such Holder to be repaid on such Offer Settlement Date and the amount of accrued and unpaid interest thereon to the Offer Settlement Date to be paid on such Offer Settlement Date. On each Offer Settlement Date, the Company shall pay pro rata to those Holders who have accepted the related Offer to Repay the aggregate amount required to be paid pursuant to this Section 8.1.3.

(d) On the Offer Settlement Date, the Company shall deliver to each Holder that has not accepted an Offer to Repay pursuant to Section 8.1.3(b) a revised Amortization Schedule reflecting the amortization of the aggregate principal amount of Notes remaining outstanding through the Maturity Date.

Section 8.2 Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount, in the case of a partial prepayment, not less than the lesser of [***] of the aggregate principal amount of the Notes then outstanding and [***], at a redemption price equal to (i) 100% of the principal amount so prepaid, plus (ii) accrued and unpaid interest on the Notes being redeemed to the redemption date plus (iii) the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each Holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such Holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each Holder of Notes a certificate of a Senior Financial Officer, specifying the calculation of such Make-Whole Amount as of the specified prepayment date. All optional prepayments of Notes shall be applied in the inverse order of maturity against the remaining scheduled principal repayment amounts of the Notes.

Section 8.3 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Sections 8.1.1, 8.1.2 and 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

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Section 8.4 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Article 8, the principal amount of each Note or portion thereof (in the case of a partial prepayment) to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make- Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5 Purchase of Notes. The Company will not and, to the extent of its power, will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement, the other Credit Documents and the Notes. The Company will promptly cancel all Notes acquired by it pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes. In the event that any Affiliate of the Company acquires any of the Notes (pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement or otherwise), such Notes shall be deemed not to be outstanding for purposes of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding have approved or consented to any amendment, waiver or consent to be given under this Agreement, the other Credit Documents or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the Holders of a specified percentage of the aggregate principal amount of Notes then outstanding.

Section 8.6 Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) [***] and (y) the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such

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Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the- run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) [***] and (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year), computed on the basis of a 360-day year composed of twelve 30-day months, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal was made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

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“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

ARTICLE 9. AFFIRMATIVE COVENANTS.

The Company covenants that, so long as any of the Notes are outstanding:

Section 9.1 Compliance with Laws. Without limiting Section 10.5, the Company will comply with all laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation, ERISA, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of its properties or to the conduct of its businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2 Insurance. Without cost to the Secured Parties, the Company shall maintain or cause to be maintained on its behalf in effect at all times the types of insurance required pursuant to Schedule 9.2, in the amounts and on the terms and conditions specified therein, from insurers of the quality specified in such Schedule or other insurance companies of recognized responsibility reasonably satisfactory to the Required Holders.

Section 9.3 Maintenance of Properties. Other than property disposed of in accordance with Section 10.4, the Company shall maintain (a) all rights necessary to access the Sites as necessary to place the Systems on the Sites, operate and maintain the Systems and the Project and (b) good, legal and valid title to all of its other material properties and assets, in each case free of all Liens other than Permitted Liens. The Company shall generally keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

Section 9.4 Payment of Taxes and Claims. The Company will file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on it or any of its properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company, provided that the Company does not need to pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company on a timely basis in good faith and in appropriate proceedings, and the Company has established adequate reserves therefor in accordance with GAAP on the books of the Company or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 9.5 Corporate Existence, Etc. Subject to Section 10.2, the Company will at all times preserve and keep its limited liability company existence in full force and effect. Subject to Sections 10.2 and 10.4, the Company will at all times preserve and keep in full force and effect all rights and franchises of the Company unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6 Books, Records. The Company shall maintain, or cause to be maintained, adequate books, accounts and records with respect to the Company and the Project, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company, and prepare all financial statements required hereunder, in each case in accordance with GAAP (subject, in the case of unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure) and in compliance with the regulations of any Governmental Authority having jurisdiction thereof.

Section 9.7 Use of Proceeds, Equity Contributions, Project Revenues.

(a) The Company shall use the proceeds of the sale of the Notes only (A) as of the Closing Date, (i) to fund the Debt Service Reserve Account up to the Debt Service Reserve Requirement, (ii) to fund the IDC Reserve Account in an amount equal to [***] and (iii) to pay all fees and costs related to the transactions under this Agreement and the other Credit Documents (including by way of reimbursing Sponsor for transaction expenses related to the Project incurred and paid for by Sponsor or any affiliate of Sponsor on behalf of the Company prior to the Closing Date) and (B) after the Closing Date to pay from the Proceeds Escrow Account Project Costs in respect of tested and commissioned Systems during the Ramp Up Period.

(b) The Company shall apply Project Revenues and equity contributions as required by Sections 3.3.1, 3.5, 3.7 and 3.9 of the Depositary Agreement.

Section 9.8 Payment.

(a) Credit Documents. The Company shall pay all sums due under this Agreement and the other Credit Documents to which it is a party according to the terms hereof and thereof.

(b) Other Obligations. The Company shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its obligations under the Project Documents and all of its other obligations of whatever nature and howsoever arising, except such as may be contested in good faith or as to which a bona fide dispute may exist, provided that adequate cash reserves have been established for the payment thereof in the event such dispute was resolved unfavorably to the Company, or the Holders are satisfied in their reasonable discretion that non-payment of such obligation pending the resolution of such contest or dispute will not in any way endanger the Project or result in a Material Adverse Effect or that provision is made to the satisfaction of the Holders in their reasonable discretion for the posting of security (other than the Collateral) for or the bonding of such obligations or the prompt payment thereof in the event that such obligations are payable.

[***] Confidential Treatment Requested

Section 9.9 Additional Direct Agreements. With respect to any Major Project Document entered into after the Closing Date, the Company shall use commercially reasonable efforts to cause the applicable counterparty to execute and deliver to the Collateral Agent a Direct Agreement in substantially the form of any of Exhibit 4.1.29(a), Exhibit 4.1.29(b) or Exhibit 4.1.29(c), with such changes as are reasonably acceptable to the Required Holders (including dispensing with a Direct Agreement if deemed appropriate by the Required Holders).

Section 9.10 Performance of the Major Project Documents. The Company shall perform (to the extent not excused by force majeure events or the nonperformance of the other party and not subject to a good faith dispute) all of its material contractual obligations under the Major Project Documents.

Section 9.11 Utility Regulation. The Company shall take or cause to be taken all necessary or appropriate actions so that (a) the Company and the Project shall not be subject to, or shall benefit from an exemption from or waiver of, (A) regulation by FERC as a “public– utility company” or “holding company” under PUHCA, or (B) financial, organizational or rate regulation as an “electric utility”, “electric corporation” or any similar Person under the laws of the States of California, New York, New Jersey and Connecticut and any other state in which the Company operates facilities that generate electricity as presently constituted and as construed by the courts of such States, and (b) the Company will sell electricity only to the applicable Offtaker at each Site pursuant to the relevant ESA and will not make any other wholesale or retail sales.

Section 9.12 Construction of the Project. The Company shall cause the Project to be designed, engineered, constructed, developed, installed, equipped, maintained and operated in a good and workmanlike manner and in compliance with all applicable Legal Requirements, Permits and Prudent Electrical Practices (as defined in the PUMA).

Section 9.13 Operation and Maintenance of Project; Operating Budget.

(a) The Company shall keep the Project, or cause the same to be kept, in good operating condition consistent with the standard of care set forth in the PUMA and each applicable ESA, all material Applicable Permits and Applicable Third Party Permits, Legal Requirements and the Operative Documents, and make or cause to be made all repairs (structural and non-structural, extraordinary or ordinary) necessary to keep the Project in such condition.

(b) On or prior to November 1 of each year, the Company shall submit an operating plan and a budget, detailed by month, of anticipated revenues from each ESA and anticipated expenditures, and anticipated expenditures from and deposit of reserves to, the Accounts, such budget to include Debt Service, deposit of reserves to the Debt Service Reserve Account, estimated dividend payments or other distributions, reserves, all anticipated O&M Costs to the Project for the ensuing calendar year (or, in the case of the initial Annual Operating Budget, partial calendar year), to the conclusion of the second full calendar year thereafter and the corresponding total operation and maintenance budget amount for the applicable year from the Base Case Projections (each such annual operating plan and budget, including the initial Annual Operating Budget, an “Annual Operating Budget”). The Company shall prepare a final Annual Operating Budget no less than [***] days in advance of January 1 of each calendar year.

[***] Confidential Treatment Requested

(c) The Company shall operate and maintain the Project, or cause the Project to be operated and maintained, within amounts for (a) any Operating Budget Category (other than for revenues) not to exceed [***] (on a year-to-date basis) and (b) for all Operating Budget Categories (other than for revenues) not to exceed [***] (on a year-to-date basis), in each case of the amounts budgeted therefor as set forth in the then-current Annual Operating Budget; provided that subject to Section 10.13, the Company may propose an amendment to the Annual Operating Budget for Required Holders’ approval if at any time the Company cannot comply with this requirement (and the Required Holders shall consider each such amendment in good faith and shall not unreasonably withhold or delay their consent to the approval of any such amendment). Pending approval of any amendment to the Annual Operating Budget (other than for revenues) in accordance with the terms of this Section 9.13, the Company shall use all reasonable efforts to operate and maintain the Project, or cause the Project to be operated and maintained, within the then-current Annual Operating Budget (it being acknowledged that if a particular calendar year’s Annual Operating Budget has not been approved by the time periods provided in Section 9.13(b), then the then-current Annual Operating Budget shall be deemed to be the Annual Operating Budget in effect prior to the delivery of the proposed final Annual Operating Budget pursuant to Section 9.13(b)); provided, that the amounts specified therein shall be increased to the extent specified in the Project Documents.

Section 9.14 Preservation of Rights; Further Assurances.

(a) Major Project Documents. The Company shall maintain in full force and effect, perform (subject to Section 9.8(b)) the obligations of the Company under, preserve, protect and defend the material rights of the Company under and take all reasonable action necessary to prevent termination (except by expiration in accordance with its terms) of each and every Major Project Document (other than early termination or partial termination of any ESA, so long as the taker owes a Termination Value pursuant to such ESA at termination or partial termination), including prosecution of suits to enforce any material right of the Company thereunder and enforcement of any material claims with respect thereto; provided, that upon the occurrence and during the continuance of an Event of Default or, with respect to any Project Document between the Company and any Affiliate, when such Affiliate has acted or failed to act in a manner that with the giving of notice by the Company or the passage of time, an event of default will occur under such Project Document, if the Collateral Agent or the Required Holders request that certain actions be taken and the Company fails to take the requested actions within ten Business Days, the Holders or the Collateral Agent may enforce in its own name or in the Company’s name, such rights of the Company (if and to the extent not prohibited by any Governmental Rule), in addition to such rights as may be more particularly provided in the Security Agreement and the other NPA Documents.

(b) Preservation of Collateral. From time to time promptly, upon the reasonable request of the Collateral Agent or the Required Holders, the Company shall execute, acknowledge or deliver, or, in the case of Real Property, use commercially reasonable efforts to cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded in an appropriate governmental office, all such notices,

[***] Confidential Treatment Requested

statements, instruments and other documents (including any financing statement, continuation statement, certificate of title or lessee estoppel certificate) supplemental to or confirmatory of the Collateral Documents, and take such other steps as may be deemed by the Collateral Agent necessary or advisable to render fully valid and enforceable under all applicable laws the rights, liens and priorities of the Secured Parties with respect to all Collateral in which a first priority security interest can be perfected by possession, control or by filings under the UCC, and other security from time to time furnished under the Credit Documents or intended to be so furnished, or for the continued validity, perfection and priority of the Liens on the Collateral covered thereby subject to no other Liens except as permitted by the applicable Collateral Document, or in the case of Real Property use commercially reasonable efforts to obtain any consents or waivers as may be necessary or appropriate in connection therewith, in each case in such form and at such times as shall be reasonably requested by the Required Holders or the Collateral Agent, and pay all reasonable fees and expenses (including reasonable attorneys’ fees) incident to compliance with this Section 9.14(b). The Company shall provide to each of the Holders evidence of the filing of a continuation statement within 60 days of the expiration of any financing statement. Upon the exercise by the Required Holders or the Collateral Agent of any power, right, privilege or remedy pursuant to any Credit Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, the Company shall execute and deliver all applications, certifications, instruments and other documents and papers that any Holder or the Collateral Agent may reasonably require. If the Required Holders or the Collateral Agent reasonably determine that they are required by law or regulation to have appraisals prepared in respect of the Real Property, the Company shall provide to each Holder appraisals that satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of FIRREA and are otherwise in form and substance satisfactory to the Required Holders.

(c) Enforcement of Affiliate Agreements. If at any time the Company is entitled to make a claim or pursue any other remedy under the PUMA or any ESA, the Company shall make a claim thereunder for liquidated damages or, as applicable, to have one or more Systems repaired, replaced, or repurchased by the Sponsor, or pursue such other remedy, as applicable. The Company shall otherwise enforce all of its rights under the PUMA and each ESA as diligently as if its counterparty were not an Affiliate.

(d) Further Assurances. The Company shall execute and deliver all documents as shall be reasonably required or that the Collateral Agent or any Holder shall reasonably request in connection with the rights and remedies of the Collateral Agent and the Holders of the Notes under the Operative Documents, and perform, such other reasonable acts as may be necessary to carry out the intent of the Credit Documents.

(e) Applicable Permits. The Company shall obtain and maintain all Applicable Permits unless such failure could not reasonably be expected to have a Material Adverse Effect.

Section 9.15 Event of Eminent Domain. If an Event of Eminent Domain shall occur with respect to any Collateral, the Company shall (a) diligently pursue all its rights to compensation against the relevant Governmental Authority in respect of such Event of Eminent Domain, (b) not, without the consent of the Required Holders (which consent shall not be unreasonably withheld or delayed), compromise or settle any claim against such Governmental Authority in an amount in excess of [***] individually and [***] in the aggregate,

[***] Confidential Treatment Requested

and (c) pay or apply all Eminent Domain Proceeds in accordance with Section 3.7 of the Depositary Agreement. The Company consents to, and agrees not to object to or otherwise impede or impair, the participation of the Holders and/or the Collateral Agent in any expropriation proceedings involving an amount in excess of [***] individually and [***] in the aggregate, and the Company shall from time to time deliver to the Holders and the Collateral Agent all documents and instruments requested by them or it to permit such participation.

Section 9.16 Environmental Laws.

Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company shall (a) comply with all applicable Environmental Laws and obtain and comply with, and maintain all Applicable Permits required by Environmental Laws; (b) conduct and complete, or cause to be conducted and completed, all investigations, studies, sampling and testing, and all clean-up, remedial, removal, recovery and other actions required pursuant to Environmental Laws; and (c) promptly comply with all orders and directives of all Governmental Authorities in respect of Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings.

Section 9.17 Independent Consultants. The Company shall (a) cooperate in all reasonable respects with the Independent Consultants and (b) ensure that each Independent Consultant is provided with all information reasonably requested by such consultant with respect to the financing, construction or operation of the Project and will exercise due care to ensure that any factual information which it may supply to such consultant is materially accurate in all respects, and not, by omission of information or otherwise, misleading in any material respect at the time such information is provided, to the extent that such consultant relied on such information in preparing its report.

Section 9.18 Partial Completion Buydown. In the event that less than 20.95 MW of system capacity of Systems have achieved COO on or prior to the Date Certain, then the Company shall within ten Business Days re-calculate the size of the Notes under the Base Case Projections by (a) reducing the Project capacity assumption therein to the actual Project system capacity, (b) maintaining DSCR at a [***] minimum through the Maturity Date under the Downside Case, and (c) otherwise changing no assumptions in the Base Case Projections. The Company’s calculations shall be subject to review and approval by the Required Holders (in consultation with the Independent Engineer). Any amount by which, after such review and approval, the original total principal amount of the Notes exceeds the revised total principal amount of the Notes is the “Buydown Amount.” If less than 20.95 MW but more than [***] MW of system capacity of Systems (the “Minimum Amount”) have achieved COO on or prior to the Date Certain, the Company shall prepay the Notes in the aggregate amount of the Buydown Amount plus accrued and unpaid interest thereon within 30 days of notification from the Required Holders (in consultation with the Independent Engineer) that the Company’s re- calculation has been approved by the Required Holders (in consultation with the Independent Engineer). If less than the Minimum Amount of Systems have achieved COO on or prior to the Date Certain, the Company shall prepay, pro rata among the Holders, the Notes in the aggregate amount of the Buydown Amount plus accrued and unpaid interest thereon [***]

[***] Confidential Treatment Requested

[***] within [***] days of notification from the Required Holders (in consultation with the Independent Engineer) that the Company’s re-calculation has been approved by the Required Holders (in consultation with the Independent Engineer). No later than 5 days after the prepayment by the Company to the Holders of the Buydown Amount, the Company shall deliver to each Holder a revised Amortization Schedule reflecting the amortization of the aggregate principal amount of Notes remaining outstanding through the Maturity Date.

Section 9.19 Separateness. The Company shall (a) maintain entity records and books of account separate from those of any other entity which is an Affiliate of the Company, (b) not commingle its funds or assets with those of any other entity which is an Affiliate of the Company, (c) provide that its governing body will hold all appropriate meetings to authorize and approve the Company’s actions, which meetings will be separate from those of other entities and (d) comply with the separateness provisions set forth in the Governing Documents of the Company.

Section 9.20 Rating. The Company, no less frequently than once per year (which year shall commence on the Closing Date (in the case of the first year) or the applicable anniversary of the Closing Date (in the case of each subsequent year) and end on the day prior to the immediately following anniversary of the Closing Date), obtain from the Rating Agency a ratings letter assigning a credit rating to the Notes (provided that there will be no minimum level required for such rating).

Section 9.21 Debt Service Coverage Ratio. No later than 10 days after each Repayment Date, the Company shall calculate and deliver to the Holders the DSCR and calculations in reasonable detail thereof for the calculation period for such Repayment Date. The calculations of the DSCR hereunder shall be used in determining the application and distribution of funds pursuant to Section 10.10 hereunder and Section 3.8 of the Depositary Agreement.

Section 9.22 Policy Proceeds, Subrogation and Consent.

(a) Policy Proceeds. The Company shall promptly upon receipt thereof deposit any amount received from the Insurer under the Policy into the Policy Proceeds Account pursuant to Section 3.10.1 of the Depositary Agreement to the extent such amounts are not paid directly to the Holders pursuant to Section 8.1.2.(iv) of this Agreement.

(b) Subrogation. No right of subrogation or assignment of any rights of recovery under the Policy shall be permitted so long as any of the Notes are outstanding.

(c) Consent of Insurer. The Company acknowledges that certain modifications, amendments, amendments and restatements, extensions or waivers under the Credit Documents may require the consent of the Insurer pursuant to Section VIII.11 of the Policy, and the Company shall take all commercially reasonable efforts to obtain any such consent required under the Policy.

Section 9.23 Tax Status. The Company shall at all times maintain its classification as an entity that is disregarded as separate from its owner for U.S. federal and applicable state and local income tax purposes and shall not elect, or take or fail to take any other action that could cause the Company, to be treated as an association taxable as a corporation for U.S. federal and applicable state and local income tax purposes.

[***] Confidential Treatment Requested

Section 9.24 UCC Filings. The Company shall at all times retain, at its sole cost and expense, CT Corporation, National Corporate Research, Ltd. or another service provider acceptable to the Purchasers for the tracking of all UCC financing statements required to be filed pursuant to the Credit Documents and notification to the Collateral Agent of the upcoming lapse or expiration thereof.

Section 9.25 Post-Closing Deliverables. (a) Prior to the date of the first Drawdown but no later than [***] Business Days following the Closing Date, the Company shall have delivered to each of the Purchasers each of the documents described in Sections 4.2.10(a), 4.2.11(a) and 4.2.12.

(b) Prior to the date of the first Drawdown but no later than September 30, 2014, the Company shall have delivered to each of the Purchasers each of the documents described in Sections 4.2.10(b) and 4.2.11(b).

ARTICLE 10. NEGATIVE COVENANTS.

From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that:

Section 10.1 Transactions with Affiliates. The Company shall not directly or indirectly enter into any transaction or series of transactions with or for the benefit of an Affiliate without the prior approval of the Required Holders, except for (a) the limited liability company agreement of the Company and the Operative Documents as in effect on the Closing Date and (b) as otherwise expressly permitted or contemplated by the Credit Documents.

Section 10.2 Dissolution; Merger. The Company shall not (a) wind up, liquidate or dissolve its affairs, (b) combine, merge consolidate with or into or sell all or substantially all its assets (other than as expressly contemplated by the Operative Documents (including, without limitation, in connection with the (i) return and repurchase of any System by Sponsor as provided in the PUMA and (ii) sale of any System to an Offtaker under an ESA)) to any other entity, or (c) purchase or otherwise acquire all or substantially all of the assets of any Person.

Section 10.3 Line of Business; Changes. The Company shall not (a) change the nature of its business or expand its business beyond the business contemplated in the Operative Documents or activities incidental thereto or take any action, whether by acquisition or otherwise, which would constitute or result in any material alteration to the nature of such business; (b) establish, create or acquire any Subsidiaries; or (c) directly or indirectly, change its legal form or any of its Governing Documents (including by the filing or modification of any certificate of designation) or any agreement to which it is a party with respect to its limited liability company interest or otherwise terminate, amend or modify any such Governing Document or agreement or any provision thereof, or enter into any new agreement with respect to its limited liability company interest, other than any such amendments, modifications or changes or such new agreements to which the prior consent of the Required Holders and the Collateral Agent (if appropriate) has been obtained or which could not reasonably be expected to have an adverse impact on the interests of the Holders of the Notes.

[***] Confidential Treatment Requested

Section 10.4 Sale or Lease of Assets. The Company shall not sell, lease, assign, transfer or otherwise dispose of assets, whether now owned or hereafter acquired, except (a) in the ordinary course of its business and at fair market value, (b) to the extent that such asset is unnecessary, worn out or no longer useful or usable in connection with the operation or maintenance of the Project, at fair market value, or (c) as expressly contemplated by the Operative Documents (including, without limitation, in connection with the (i) return and repurchase of any System by Sponsor as provided in the PUMA and (ii) sale of any System to an Offtaker under an ESA). Upon any such sale, lease, assignment, transfer or other disposition of any such assets, all Liens in favor of Collateral Agent relating to such asset shall be released. The Company shall not enter into any sale and leaseback transactions.

Section 10.5 Terrorism Sanctions Regulations. The Company will not and will not permit any Controlled Entity to (a) become a Blocked Person or (b) have any investments in or engage in any dealings or transactions with any Blocked Person if such investments, dealings or transactions would cause any Holder of a Note to be in violation of any laws or regulations that are applicable to such Holder.

Section 10.6 Liens. The Company will not create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including without limitation, any document or instrument in respect of goods or accounts receivable) of the Company, whether now owned or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except Permitted Liens.

Section 10.7 Contingent Obligations. Except as provided in the Credit Documents, the Company shall not become liable as a surety, guarantor, accommodation endorser or otherwise, for or upon the obligation of any other Person or incur any Contingent Obligations; provided, that this Section 10.7 shall not be deemed to prohibit or otherwise limit the incurrence of Permitted Debt by the Company.

Section 10.8 Debt. The Company shall not incur, create, assume or permit to exist, directly or indirectly, any Debt except Permitted Debt.

Section 10.9 Investments.

The Company shall not (a) make any investments (whether by purchase of stocks, bonds, notes, obligations or other securities, loan, extension of credit, advance or otherwise) other than Permitted Investments or make any capital contribution to any Person; or (b) other than Permitted Investments, own any equity interest in, lend money, extend credit or make advances to, or make any deposits with (other than deposits or advances in relation to the payment for services in the ordinary course of business) any Person other than Depositary.

Section 10.10 Restricted Payments.

The Company shall not directly or indirectly, make or declare any distribution, including but not limited to any repurchase of any equity interest of the Company (in cash, property or obligation) on, or any payment on account of, any interest in the Company, unless the following conditions have been satisfied (the “Distribution Conditions”):

(a) such distribution will occur no earlier than one Business Day after the Repayment Date and no later than 15 days after a Repayment Date and will be made from amounts on deposit in the Distribution Suspense Account;

(b) no Default or Event of Default has occurred and is continuing as of the date of, or will result from, such distribution;

(c) the amount on deposit in the Debt Service Reserve Account is equal to the Debt Service Reserve Requirement;

(d) in the event that there have been any payments to the Company under the Policy (other than under the “One-Time Payment Option” pursuant to Section 8.1.2(iv)), any amount otherwise distributable to Pledgor has been applied first to reimburse the Insurer for claims paid under the Policy; and

(e) the DSCR for the immediately preceding 12-month period (or, during the initial 12 months following the Final Completion Date, the actual number of complete quarters since the Final Completion Date) and as projected for the immediately succeeding 12-month period is greater than or equal to [***].

Section 10.11 Margin Loan Regulations. The Company shall not directly or indirectly apply any part of the proceeds of the Notes, any cash equity contributions received by the Company or other funds or revenues to the “buying,” “carrying” or “purchasing” of any margin stock within the meaning of Regulations T, U or X of the Federal Reserve Board, or any regulations, interpretations or rulings thereunder.

Section 10.12 Partnership, Separateness Etc. The Company shall not (a) become a general or limited partner in any partnership or a joint venturer in any joint venture, (b) create and hold stock in any Subsidiary, (c) fail to maintain separate bank accounts and separate books of account, (d) fail to cause its liabilities to be readily distinguishable from the liabilities of the Sponsor and the other Affiliates of the Sponsor, (e) fail to conduct its business solely in its own name in a manner not misleading to other Persons as to its identity, or (f) fail to make all oral and written communications, including letters, invoices, purchase orders, contracts, statements, and applications solely in its name.

Section 10.13 Amendments. Except as otherwise provided herein, the Company shall not materially amend, modify, supplement or waive, accept, or permit or consent to the termination, or material amendment, modification, supplement or waiver (including any waiver (or refund) of damages (liquidated or otherwise) payable by any contractor under any Major Project Document) of, any provision of, or give any material consent (each such termination, or material amendment, modification, supplement, waiver or consent, inclusive of any applicable change orders, being referred to herein as a “Project Document Modification”) under any of the Major Project Documents. Notwithstanding the foregoing, the Company may amend, modify, supplement or waive, or accept, or permit or consent any of the ESAs and Project Documents to allow for the addition, removal or modification of Sites or locations so long as any such amendment could not reasonably be expected to have a Material Adverse Effect on the performance of the Company as contemplated by the Base Case Projections.

[***] Confidential Treatment Requested

Section 10.14 Name and Location; Fiscal Year. The Company shall not change its name, its jurisdiction of organization, its organization identification number, its fiscal year or, except as required by GAAP, its accounting policies or reporting practices. The Company shall not change the location of its principal place of business unless it has given written notice to the Collateral Agent, specifying the location of the new principal place of business, not less than 30 days prior to the date such change in the location of the Company’s principal place of business is to be effective.

Section 10.15 Hazardous Substances. The Company shall not Release or authorize any other Person under its direction or control to Release any Hazardous Substances except (i) in material compliance with applicable Environmental Laws, Legal Requirements or Applicable Permits, or (ii) in a quantity or manner that could not reasonably be expected to have a Material Adverse Effect.

Section 10.16 Use of Sites. Subject to existing third party easements, rights of way, or other third party property rights over the Sites, the Company shall not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, any portion of the Project or any Site for any purpose (a) which may (i) constitute a public or private nuisance or (ii) make void, voidable, or cancelable, or materially increase the premium of, any insurance policies then in force with respect to all or a portion of the Project, or (b) that could reasonably be expected to have a Material Adverse Effect.

Section 10.17 Project Documents. The Company shall not enter into or become a party to any Additional Project Document without (a) obtaining the consent from the Required Holders (unless the aggregate value thereof shall be less than [***] in which case such consent shall not be required), (b) using commercially reasonable efforts to obtain from its counterparty a Direct Agreement in the form of any of Exhibit 4.1.29(a), Exhibit 4.1.29(b) or Exhibit 4.1.29(c) or as otherwise approved by the Required Holders in advance, and (c) providing an executed copy thereof to each of the Required Holders and the Collateral Agent within five Business Days after execution.

Section 10.18 Assignment by Third Parties. To the extent the Company’s consent is required, without prior consent of the Required Holders, the Company shall not consent to the assignment of any obligations under any Major Project Document by any counterparty thereto.

Section 10.19 Acquisition of Real Property. The Company shall not acquire or lease any real property or other interest in real property (excluding the acquisition of any easements or the acquisition (but not the exercise) of any options to acquire any such interests in real property the value of which is lower than [***] individually or [***] in the aggregate) other than the Sites and other interests in real property acquired on or prior to the Closing Date.

Section 10.20 ERISA. The Company shall not sponsor any employee benefit plans subject to Title I or Title IV of ERISA.

[***] Confidential Treatment Requested

Section 10.21 Lease Obligations. The Company shall not create, incur, assume or suffer to exist any obligations as lessee for the rent or hire of any property under leases other than the Leases.

Section 10.22 Disputes. The Company shall not agree, authorize or otherwise consent to any proposed settlement, resolution or compromise of any litigation, arbitration or other dispute with any Person without the prior authorization of the Required Holders if such proposed settlement, resolution or compromise could reasonably be expected to result in a Material Adverse Effect.

Section 10.23 Assignment. The Company shall not assign its rights or obligations under any Credit Document or any Major Project Document to any Person, except pursuant to the Collateral Documents.

Section 10.24 Accounts. The Company shall not maintain, establish or use any account (other than the Accounts), other than an operating account with a balance not to exceed [***].

Section 10.25 Capital Expenditures. Subject to Section 9.13(c), the Company shall not make any Capital Expenditures other than Capital Expenditures set forth in the Project Budget or in the then current Annual Operating Budget that are reasonably required in order to operate and maintain the Project in accordance with the Legal Requirements and the Major Project Documents.

Section 10.26 Insurance Policy. The Company shall not knowingly take (or fail to take) any action that could reasonably be expected to cause any breach or termination of the Policy including, without limitation, any action in violation of Section VIII.12.a. of the Policy.

ARTICLE 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

Section 11.1 Failure to Make Payments.

(a) The Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note (i) when the same becomes due and payable or (ii) if due solely to a technical or administrative error by the transmitting financial institution, for more than [***] Business Day after the same becomes due and payable, in either case whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) The Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable.

Section 11.2 Misstatements. Any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which it was made.

[***] Confidential Treatment Requested

Section 11.3 Breach of Terms of Agreement.

(a) the Company defaults in the performance of or compliance with any term contained in Sections 7.2(b), 9.2 (but only if such default is not remedied within 10 Business Days after the earlier of (i) a Responsible Officer of the Company obtaining Knowledge of such default and (ii) the Company receiving written notice of such default from any Holder of a Note), 9.5 (only with respect to maintenance of the Company’s limited liability existence), 9.7, 9.14(e) (but only if such default could reasonably be expected to have a Material Adverse Effect), 9.18, 9.19, 9.21 and 9.22 and Article 10;

(b) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11.1, 11.2 or 11.3(a)) and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer of the Company obtaining Knowledge of such default and (ii) the Company receiving written notice of such default from any Holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11.3); provided, that, if (A) such failure does not consist principally of the failure to pay money and cannot be cured within such thirty (30)-day period, (B) such failure is susceptible of cure within ninety (90) days, (C) the Company is proceeding with diligence and good faith to cure such failure, (D) the existence of such failure has not had and could not, after considering the nature of the cure, be reasonably expected to have a Material Adverse Effect, and (E) the Holders shall have received an officer’s certificate signed by a Responsible Officer of the Company to the effect of clauses (A), (B), (C) and (D) above and stating what action the Company is taking to cure such failure, then such thirty (30)-day cure period shall be extended to such date, not to exceed a total of ninety (90) days, as shall be necessary for the Company to diligently cure such failure; or

(c) any Credit Party shall fail to perform or observe any covenant to be performed or observed by it under any NPA Document to which it is a party and not otherwise specifically provided for in this Article 11, and such failure shall continue unremedied for a period of 10 days after such Credit Party becomes aware thereof.

Section 11.4 Defaults Under Other Debt. (i) the Company is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or Make-Whole Amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $1,500,000 beyond any period of grace provided with respect thereto, or (ii) the Company is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $1,500,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the Holder of Debt to convert such Debt into equity interests), (x) the Company has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $1,500,000, or (y) one or more Persons have the right to require the Company so to purchase or repay such Debt.

Section 11.5 Bankruptcy; Insolvency. Any Bankruptcy Event shall occur with respect to any [***] or [***] so long as it shall have material outstanding or unperformed obligations under any Operative Document to which it is a party; provided, however that a Bankruptcy Event with respect to any of [***] or [***] shall not constitute an Event of Default if: (i) the Company has obtained a rating reaffirmation of its then current rating from any Rating Agency within [***] days following such applicable Bankruptcy Event; (ii) the Company has entered into a Replacement Major Project Contract with a Replacement Obligor within [***] days following such applicable Bankruptcy Event; (iii) such applicable Major Project Contract is assumed by the estate of the entity subject to the Bankruptcy Event; or (iv) in the case of any ESA, the Termination Value has been paid by the applicable Offtaker to the Company within [***] days following such applicable Bankruptcy Event.

Section 11.6 Judgments. A final judgment or judgments for the payment of money aggregating in excess of $1,500,000 are rendered against the Company and which judgments are not (i) fully covered by insurance and the insurer has been notified of, and has not disputed the claim for the payment of, the amount of the judgment or (ii) within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay.

Section 11.7 ERISA. If (i) any Plan subject to Title IV of ERISA shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan subject to Title IV of ERISA or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed the aggregate current value of the assets under all Plans, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11.7, the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 11.8 Ownership of the Project. The Company shall cease to be the sole owner of the Project (other than with the (i) repurchase of any System by Sponsor as provided in the PUMA and (ii) sale of any System to an Offtaker under an ESA).

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Section 11.9 Loss of Collateral. (a) All or any material portion of the Collateral is damaged, seized or appropriated without appropriate Insurance Proceeds (subject to the underlying deductible) or without fair value being paid therefor so as to allow replacement of such Collateral or prepayment of the Notes and to allow the Company to continue satisfying its obligations hereunder and under the other Operative Documents, or (b) any Person other than Collateral Agent attaches or institutes proceedings to attach all or any material part of the Collateral, and any such proceeding or attachment or any judgment Lien against any such Collateral (other than Permitted Liens) (i) remains unlifted, unstayed or undischarged for a period of 30 days or (ii) is upheld in a final nonappealable judgment of a court of competent jurisdiction.

Section 11.10 Insurance Policy. The Policy ceases to be in full force and effect, or the Insurer has failed to pay any claim that has been properly submitted and is undisputed under the Policy within 180 days of submission.

Section 11.11 Security. Any of the Collateral Documents, once executed and delivered, shall fail to provide to the Collateral Agent the Liens, first priority security interest to the extent required by the NPA Documents (subject to Permitted Liens described in clauses (a) and (e) of the definition thereof and, to the extent required by Governmental Rule, clauses (b) and (c) of the definition thereof), rights, titles, interest, remedies permitted by law, powers or privileges intended to be created thereby (including the priority intended to be created thereby) or, except in accordance with its terms, cease to be in full force and effect, or the first priority or validity thereof or the applicability thereof to the Notes or any other Obligations purported to be secured or guaranteed thereby or any part thereof shall be disaffirmed by or on behalf of the Company.

Section 11.12 Regulatory Status. An Adverse PUHCA Event shall occur that could reasonably be expected to have a Material Adverse Effect and within 60 days thereafter such Adverse PUHCA Event has not been cured.

Section 11.13 Loss of or Failure to Obtain Applicable Permits.

(a) The Company shall fail to obtain any Permit on or before the date that such Permit becomes an Applicable Permit with respect to the Project, and such failure could reasonably be expected to have a Material Adverse Effect.

(b) Any Applicable Permit shall be materially modified (other than modifications contemplated in a Project Document requested by the Company), revoked, cancelled or not renewed by the issuing agency or other Governmental Authority having jurisdiction (or otherwise ceases to be in full force and effect) and within 45 days thereafter the Company is not able to demonstrate to the reasonable satisfaction of the Required Holders that such modification of, revocation of, cancellation of, failure to renew, or failure to maintain in full force and effect such Permit could not reasonably be expected to have a Material Adverse Effect.

Section 11.14 Credit Document Matters. At any time after the execution and delivery thereof, (a) any NPA Document or any material provision hereof or thereof (i) ceases to be in full force and effect or to be valid and binding on any party thereto other than a Secured

Party (other than by reason of the satisfaction in full of the Obligations or any termination of a Credit Document in accordance with the terms hereof or thereof), or is assigned or otherwise transferred (except as otherwise required or expressly permitted hereunder or thereunder) or is prematurely terminated by any party thereto (other than a Secured Party), (ii) is or becomes invalid, illegal or unenforceable, or any party hereto or thereto (other than a Secured Party) repudiates or disavows or takes any action to challenge the validity or enforceability of such agreement, (iii) is declared null and void by a Governmental Authority of competent jurisdiction, or (iv) fails to or ceases to provide the rights, powers and privileges purported to be created thereby or hereby, or (b) any authorization or approval by any Governmental Authority necessary to enable any Credit Party to comply with or perform its Obligations or otherwise perform in accordance with the terms of the NPA Documents shall be revoked, withdrawn or withheld, or shall otherwise fail to be issued or remain in full force and effect, and the failure of such authorization or approval from such Governmental Authority, other than with respect to the Tariff, is reasonably expected to have a Material Adverse Effect.

Section 11.15 Project Document Matters.

(a) Company’s Defaults. The Company shall be in breach of, or in default of, any material obligation under a Major Project Document (other than early termination or partial termination of any ESA, so long as the Offtaker owes a Termination Value pursuant to such ESA at termination or partial termination) and is not otherwise waived by the counterparty of such Major Project Document and such breach or default shall not be remediable or, if remediable, shall continue unremedied for the lesser of (i) a period of 30 days or (ii) such period of time (without giving effect to any extension given to Collateral Agent under any applicable Direct Agreement with respect thereto) under such Major Project Document which the Company has available to it in which to remedy such breach or default.

(b) Third Party Defaults. Any Person other than the Company shall be in breach of, in default under a Major Project Document and such breach or default (i) shall not be remediable or, if remediable, shall continue unremedied for a period beyond the applicable grace period and (ii) has had or could reasonably be expected to have a Material Adverse Effect; provided, however that any such action under this subsection (b) shall not constitute an Event of Default if: (i) the Company has obtained a rating reaffirmation of its then current rating from any Rating Agency; (ii) the Company has entered into a Replacement Major Project Contract with a Replacement Obligor within 270 days thereof; or (iii) in the case of any ESA, the Termination Value has been paid by the applicable Offtaker to the Company within 270 days thereof.

(c) Third Party Direct Agreements. (i) Any Person other than the Company shall disaffirm or repudiate in writing its material obligations under any Direct Agreement and such disaffirmation or repudiation could reasonably be expected to result in a Material Adverse Effect, (ii) any representation or warranty made by any Person other than the Company in a Direct Agreement shall be untrue or misleading in any material respect as of the time made and such untrue or misleading representation or warranty could reasonably be expected to result in a Material Adverse Effect, or (iii) a Person other than the Company shall breach any material covenant of a Direct Agreement and such breach or default shall not be remediable or, if remediable, shall continue unremedied for a period of 30 days from the time the Company obtains Knowledge of such breach and such breach could reasonably be expected to result in a Material Adverse Effect.

(d) Termination. At any time after the execution and delivery thereof, any Major Project Document or any material provision hereof or thereof (i) ceases to be in full force and effect or to be valid and binding on any party thereto (other than by reason of the satisfaction of performance of such agreement or provision or any other any termination thereof in accordance with the terms thereof), or is assigned or otherwise transferred (except as otherwise required or expressly permitted hereunder or thereunder) or is prematurely terminated by any party thereto, (ii) is or becomes invalid, illegal or unenforceable, or any party hereto or thereto repudiates or disavows or takes any action to challenge the validity or enforceability of such agreement, (iii) is declared null and void by a Governmental Authority of competent jurisdiction or written notice is given by any Governmental Authority or applicable counterparty contesting the validity or enforcement thereof, or (iv) fails to or ceases to provide the rights, powers and privileges purported to be created thereby or hereby; provided, however that any such action under this subsection (d) shall not constitute an Event of Default if: (i) the Company has obtained a rating reaffirmation of its then current rating from any Rating Agency; (ii) the Company has entered into a Replacement Major Project Contract with a Replacement Obligor within 270 days thereof; or (iii) in the case of any ESA, the Termination Value has been paid by the applicable Offtaker to the Company within 270 days thereof.

Section 11.16 Eminent Domain. There shall have occurred any act or series of acts attributable to any Governmental Authority which (a) in the reasonable judgment of the Required Holders has the effect of depriving the Secured Parties of their fundamental rights as creditors in respect of the NPA Documents, (b) confiscates, expropriates, nationalizes or otherwise acquires compulsorily the ownership or control by the Company of all or any material part of the Project, or (c) in the reasonable judgment of the Required Holders has the effect of materially impairing the value of any Major Project Document, and such act or series of acts continues uncured for 90 days or more.

ARTICLE 12. REMEDIES ON DEFAULT, ETC.

Section 12.1 Acceleration. (a) If an Event of Default with respect to the Company described in Section 11.5 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) Subject to clause (d) below, if any other Event of Default has occurred and is continuing, any Holder or Holders of more than 25% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11.1 has occurred and is continuing, any Holder or Holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

(d) (i) If an Event of Default described in Section 11.13(a) (so long as such Event of Default is not caused in whole or in part by any intentional act or omission by any Credit Party) or Section 11.16 (each, an “Unintentional Event of Default”), in each such case, affects only a portion of the Portfolio (the “Affected Portion”) and by removing the Systems part of such Affected Portion such Unintentional Event of Default shall be cured, the Company will have the option to cure such Unintentional Event of Default by severing the Systems in the Affected Portion from the Portfolio. In order to avail itself of the buydown set forth in this Section 12.1(d)(i), the Company shall re-calculate the size of the Notes under the Base Case Projections by (a) reducing the Project capacity assumption therein to the capacity of the Systems not affected by the Unintentional Event of Default, (b) maintaining DSCR at a [***] minimum through the Maturity Date under the Downside Case, and (c) otherwise changing no assumptions in the Base Case Projections. The Company’s calculations shall be subject to review and approval by the Required Holders (in consultation with the Independent Engineer). Any amount by which, after such review and approval, the then outstanding aggregate principal amount of the Notes exceeds the revised total principal amount of the Notes needed to achieve the ratio specified in clause (b) above is the “Unintentional Event of Default Buydown Amount.” The Company shall prepay, pro rata among the Holders, the Notes at par plus accrued and unpaid interest in the aggregate amount of the Unintentional Event of Default Buydown Amount within 30 days of notification from the Required Holders (in consultation with the Independent Engineer) that the Company’s re-calculation has been approved by the Required Holders (in consultation with the Independent Engineer) and, substantially simultaneously with such prepayment, transfer the Affected Portion of the Portfolio to another Person. No later than 5 days after the prepayment by the Company to the Holders of the Unintentional Event of Default Buydown Amount, the Company shall deliver to each Holder a revised Amortization Schedule reflecting the amortization of the aggregate principal amount of Notes remaining outstanding through the Maturity Date.

(ii) If an Event of Default other than an Unintentional Event of Default affects an Affected Portion and by removing the Systems part of such Affected Portion such Event of Default shall be cured, the Company will have the option to cure such Event of Default by severing the Systems in the Affected Portion from the Portfolio. In order to avail itself of the buydown set forth in this Section 12.1(d)(ii), the Company shall re-calculate the size of the Notes under the Base Case Projections by (a) reducing the Project capacity assumption therein to the capacity of the Systems not affected by the Event of Default, (b) maintaining DSCR at a [***] minimum through the Maturity Date under the Downside Case, and (c) otherwise changing no assumptions in the Base Case Projections. The Company’s calculations shall be subject to review and approval by the Required Holders (in consultation with the Independent Engineer). Any amount by which, after such review and approval, the then outstanding aggregate principal amount of the Notes exceeds the revised total principal amount of the Notes needed to achieve the ratio specified in clause (b) above is the “Event of Default Buydown Amount.” The Company shall prepay, pro rata among the Holders, the Notes in the aggregate amount of the Event of Default Buydown Amount plus accrued and unpaid interest and the Make- Whole Amount with respect thereto within 30 days of notification from the Required Holders (in consultation with the Independent Engineer) that the Company’s re-calculation has been approved by the Required Holders (in consultation with the Independent Engineer) and, substantially simultaneously with such prepayment, transfer the Affected Portion of the Portfolio to another Person. No later than 5 days after the prepayment by the Company to the Holders of the Event of Default Buydown Amount, the Company shall deliver to each Holder a revised Amortization Schedule reflecting the amortization of the aggregate principal amount of Notes remaining outstanding through the Maturity Date.

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Subject to the provisions of Section 12.1(d), upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each Holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the Holder of any Note at the time outstanding may proceed to protect and enforce the rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Holders of not less than 75% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Article 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any Holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any Holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Article 15, the Company will pay to the Holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such Holder incurred in any enforcement or collection under this Article 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

ARTICLE 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1 Registration of Notes. The Company shall keep at its principal executive office a register for the registration of Notes and registration of transfers of Notes. The name and address of each Holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any Holder of one or more Notes is a nominee, then the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and Holder thereof. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and Holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any Holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of Notes.

Section 13.2 Transfer and Exchange of Notes.

(a) Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered Holder of such Note or such Holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the Holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such Holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes as a condition of registering the transfer of Notes on its register. Notes shall not be transferred in denominations of less than $500,000, provided, that, if necessary to enable the registration of transfer by a Holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Article 6.

(b) The Purchasers and Holders understand that the Notes are not being registered under the Securities Act or any state securities law and are being sold to the Purchasers in a transaction that is exempt from the registration requirements of the Securities Act. Neither the Company nor any other person or entity is obligated to register the Notes under the Securities Act or any other securities or “Blue Sky” laws.

(c) The Purchasers and Holders understand that each Note will bear a legend to substantially the following effect:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

Section 13.3 Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the Holder of such Note is, or is a nominee for, an original Purchaser or another Holder of a Note with a minimum net worth of at least [***], or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

ARTICLE 14. PAYMENTS ON NOTES.

Section 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make- Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York, at the principal office of the Collateral Agent in such jurisdiction. The Company may at any time, by notice to each Holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2 Home Office Payment. So long as any Purchaser or its nominee shall be the Holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make- Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the

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Company made concurrently with, or reasonably promptly after, payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

ARTICLE 15. EXPENSES, ETC.

Section 15.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other Holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of the Credit Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Credit Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Credit Documents, or by reason of being a Holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or in connection with any work-out or restructuring of the transactions contemplated by the Credit Documents and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed [***]. The Company will pay, and will save each Purchaser and each other Holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other Holder in connection with its purchase of the Notes).

Section 15.2 Survival. The obligations of the Company under this Article 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of the Credit Documents, and the termination of the Credit Documents.

ARTICLE 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent Holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other Holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this

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Agreement shall be deemed representations and warranties of the Company made as of the date of delivery of such certificate or other instrument (except as otherwise provided therein) under this Agreement. Subject to the preceding sentence, the Credit Documents embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

ARTICLE 17. AMENDMENT AND WAIVER.

Section 17.1 Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a) no amendment or waiver of any of the provisions of Articles 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing;

(b) no amendment or waiver may, without the written consent of each Purchaser and the Holder of each Note at the time outstanding, (i) subject to the provisions of Article 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any amendment or waiver, or (iii) amend any of Article 8 (except as set forth in Section 17.1(c)), Section 11.1(b), or Articles 12, 17 or 20; and

(c) the provisions of Section 8.5 may be amended or waived to permit offers to purchase made by the Company or an Affiliate pro rata to the Holders of all Notes at the time outstanding upon the same terms and conditions only with the written consent of the Company and the Super-Majority Holders.

Section 17.2 Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each registered Holder of a Note on the note register maintained by the Company pursuant to Section 13.1 with sufficient information, at least 10 Business Days in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the Credit Documents. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Article 17 to each registered Holder of a Note on the note register maintained by the Company pursuant to Section 13.1 promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Holder of a Note as consideration for or as an inducement to the entering into by such Holder of any waiver or amendment of any of the terms and provisions of any Credit Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Holder of a Note even if such Holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Article 17 by a Holder of Notes that has transferred or has agreed to transfer its Notes to the Company or any Affiliate of the Company pursuant to a waiver under Section 17.1(c) or subsequent to Section 8.5 having been amended pursuant to Section 17.1(c) and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such Holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other Holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such Holder.

Section 17.3 Binding Effect, etc. Any amendment or waiver consented to as provided in this Article 17 applies equally to all Holders of Notes and is binding upon them and upon each future Holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Holder of a Note nor any delay in exercising any rights under any NPA Document shall operate as a waiver of any rights of any Holder of such Note.

Section 17.4 Notes Held by Company, etc. Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under the NPA Documents, or have directed the taking of any action provided in the NPA Documents to be taken upon the direction of the Holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

ARTICLE 18. NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other Holder of any Note, to such Holder at such address as such other Holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at the following address: 2014 ESA Project Company, LLC, 1252 Orleans Drive, Sunnyvale, CA 94089, Attn: Bill Brockenborough, E-Mail: bill.brockenborough@bloomenergy.com, or at such other address as the Company shall have specified to the Holder of each Note in writing.

Notices under this Article 18 will be deemed given only when actually received during the normal business hours of the recipient on a Business Day or if received after such normal hours on a Business Day or on a day that is not a Business Day, then on the next succeeding Business Day.

ARTICLE 19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Article 19 shall not prohibit the Company or any other Holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

ARTICLE 20. CONFIDENTIAL INFORMATION.

For the purposes of this Article 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company, provided, that, such Purchaser does not have actual knowledge that such disclosure is proprietary in nature or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential

Information substantially in accordance with the terms of this Article 20, (iii) any other Holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Article 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Article 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Credit Documents. Each Holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Article 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any Holder of a Note of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder will enter into an agreement with the Company embodying the provisions of this Article 20.

In the event that as a condition to receiving access to information relating to the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser is required to agree to a confidentiality undertaking (whether through Intralinks or otherwise) which is different from the terms of this Article 20, the terms of this Article 20 shall, as between such Purchaser and the Company, supersede the terms of any such other confidentiality undertaking.

ARTICLE 21. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, that shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Article 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Article 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Article 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original Holder of the Notes under this Agreement.

ARTICLE 22. MISCELLANEOUS.

Section 22.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns (including, without limitation, any subsequent Holder of a Note) whether so expressed or not.

Section 22.2 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of a Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3 Accounting Terms. All accounting terms used herein that are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure any financial liability using fair value (as permitted by Accounting Standard Codification Topic No. 825-10-25 – Fair Value Option or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.4 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5 Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or any action that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part of this Agreement.

Section 22.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8 Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any Holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Article 18 or at such other address of which such Holder shall then have been notified pursuant to said Article. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.8 shall affect the right of any Holder of a Note to serve process in any manner permitted by law, or limit any right that the Holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

Section 22.9 Scope of Liability.

Except as set forth in this Section 22.9 and Section 8.22 of the Pledge Agreement, notwithstanding anything in any Credit Document to the contrary, the Secured Parties shall have no recourse or claims with respect to the transactions contemplated by the Operative Documents against Pledgor, Sponsor or any of their respective Affiliates (other than the Company), shareholders, officers, directors or employees (collectively, the “Nonrecourse Persons”) and the

Secured Parties’ recourse against the Company shall be limited to the Collateral, the Project, all Project Revenues, all proceeds of the Notes, Insurance Proceeds, Eminent Domain Proceeds, and all income or revenues of the foregoing as and to the extent provided herein and in the Collateral Documents (which, for the avoidance of doubt, excludes the payments allowed to any Nonrecourse Person pursuant to the terms of any Credit Documents); provided, that the foregoing provision of this Section 22.9 shall not in any way (a) constitute a waiver, release or discharge of any of the indebtedness, or of any of the terms, covenants, conditions, or provisions of any NPA Document (and the same shall continue, but without personal liability to the Nonrecourse Persons, until fully paid, discharged, observed, or performed) or otherwise relieve any such Person from its obligations under the NPA Documents to which it is a party or shall preclude, restrict, reduce, limit or otherwise affect the rights, powers and remedies of the Secured Parties to enforce (or cause to be enforced) such obligations against such Person or such Person’s properties to the extent permitted by any NPA Document to which it is a party; (b) limit, reduce, restrict or otherwise affect the right of any Secured Party (or any assignee, beneficiary or successor to any of them) to name the Company or any other Person as a defendant in any action or suit for a judicial foreclosure or for the exercise of any other remedy under or with respect to any Credit Document, or for injunction or specific performance, so long as no judgment in the nature of a deficiency judgment shall be enforced against any Nonrecourse Person, except as set forth in this Section 22.9; (c) limit, reduce, restrict or otherwise affect any right or remedy of any Secured Party (or any assignee or beneficiary thereof or successor thereto) with respect to, and each of the Nonrecourse Persons shall remain fully liable to the extent that it would otherwise be liable for its own actions with respect to, any fraud, willful misrepresentation (which shall not include innocent or negligent misrepresentation), or misappropriation of Project Revenues, proceeds of the Notes, Insurance Proceeds, Eminent Domain Proceeds or any other earnings, revenues, rents, issues, profits or proceeds from or of the Collateral, that should or would have been paid as provided herein or paid or delivered to any Secured Party (or any assignee or beneficiary thereof or successor thereto) towards any payment required under any other Credit Document; (d) affect or diminish or constitute a waiver, release or discharge of any specific written obligation, covenant, representation, or agreement in respect of the transactions contemplated by the Operative Documents made by any of the Nonrecourse Persons or any security granted by the Nonrecourse Persons in support of the obligations of such Persons under any Collateral Document (or as security for the obligations of the Company), including Pledgor’s obligations, covenants, representations and agreements under the Pledge Agreement; nor (e) limit the liability of (i) any Person who is a party to any Project Document or has issued any certificate or other statement in connection therewith with respect to such liability as may arise solely by reason of the terms and conditions of such Project Document (but subject to any limitation of liability in such Project Document), certificate or statement, or (ii) any Person rendering a legal opinion pursuant to this Agreement, in each case under this clause (e) relating solely to such liability of such Person as may arise under such referenced agreement, instrument or opinion. The limitations on recourse set forth in this Section 22.9 shall survive the termination of this Agreement.

Section 22.10 U.S. Tax Forms.

Each Holder, on or before the date it becomes a party to this Agreement and thereafter at the time or times prescribed by law or reasonably requested by the Company, shall furnish to the Company, to the extent such Holder is legally eligible to do so, such properly completed and executed documentation (including, but not limited to IRS Form W-9 or IRS Form W-8BEN or W-8BEN-E (or other applicable Form W-8, together with applicable attachments, as may be applicable)) as will permit such payments to be made without, or at a reduced rate of, withholding, including any withholding that may be imposed under Sections 1471 or 1472 of the Code. In addition, any Holder, if requested by the Company, shall deliver such other documentation prescribed by law or reasonably requested by the Company as will enable the Company to determine whether or not such Holder is subject to backup withholding or information reporting requirements.

Each Holder agrees that if any forms or other documentation provided to the Company pursuant to the previous paragraph is or becomes materially inaccurate or incomplete, it shall promptly update such forms or documentation or promptly notify the Company in writing of its legal inability to do so.

* * * * *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

2014 ESA PROJECT COMPANY, LLC

By:	/s/ William E. Brockenborough
Name: William E. Brockenborough
Title: Vice President

[Signature Page to the Note Purchase Agreement]

This Agreement is hereby accepted and agreed to as of the date hereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY

By: AIG Asset Management (U.S.) LLC, Investment Adviser

By:	/s/ John H. Pollock
John H. Pollock, Managing Director

[Signature Page to the Note Purchase Agreement]

This Agreement is hereby accepted and agreed to as of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Schenholtz
Name:	Barry Schenholtz
Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Barry Schenholtz
Name:	Barry Schenholtz
Title:	Senior Director

[Signature Page to the Note Purchase Agreement]

This Agreement is hereby accepted and agreed to as of the date hereof.

ING LIFE INSURANCE AND ANNUITY COMPANY

ING USA ANNUITY AND LIFE INSURANCE COMPANY

RELIASTAR LIFE INSURANCE COMPANY

SECURITY LIFE OF DENVER INSURANCE COMPANY

By: Voya Investment Management LLC, as Agent

By:	/s/ Joshua A. Winchester
Name:	Joshua A. Winchester
Title:	Vice President

[Signature Page to the Note Purchase Agreement]

This Agreement is hereby accepted and agreed to as of the date hereof.

MODERN WOODMEN OF AMERICA

By:	/s/ Michael E. Dau
Name:	Michael E. Dau
Title:	Treasurer & Investment Manager

[Signature Page to the Note Purchase Agreement]

This Agreement is hereby accepted and agreed to as of the date hereof.

PAN-AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Rodolfo J. Revuelta
Name:	Rodolfo J. Revuelta, CFA
Title:	Senior Vice President & Chief Investment Officer

[Signature Page to the Note Purchase Agreement]

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY	[***]

1.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

[***]

Account Number: [***]

For Further Credit to: VARIABLE ANNUITY LIFE INSURANCE CO.;

Account [***]

[Reference: PPN and Prin.: $             ; Int.: $             ]

2.	Payment notices, audit confirmations and related correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements Portfolio Administration

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

3.	All other communications (duplicate payment notices only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: [***]

4.	Note to be issued in the nominee name of: HARE & CO., LLC

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA	[***]

1.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

[***]

Account Number: [***]

For Further Credit to: NATIONAL UNION FIRE INSURANCE CO.;

Account No: [***]

[Reference: PPN and Prin.: $             ; Int.: $             ]

2.	Payment notices, audit confirmations and related correspondence to:

National Union Fire Insurance Co. of Pittsburgh, PA (554910)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements Portfolio Administration

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

3.	All other communications (duplicate payment notices only) to:

National Union Fire Insurance Co. of Pittsburgh, PA (554910)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: [***]

4.	Note to be issued in the nominee name of: HARE & CO., LLC

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY	[***]

1.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

[***]

Account Name: BNYM Income

Account Number: [***]

For Further Credit to: U. S. Bank N.A.; [***]

[Reference: United Guaranty Residential Ins. Co.; PPN and Prin.: $             ; Int.: $            ]

2.	Payment notices, audit confirmations and related correspondence to:

United Guaranty Residential Insurance Company (1028783566)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements Portfolio Administration

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

3.	All other communications (duplicate payment notices only) to:

United Guaranty Residential Insurance Company (1028783566)

c/o U.S. Bank N.A.

Fax: [***]

4.	Note to be issued in the nominee name of: HARE & CO., LLC

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA	[***]

1.	All payments by wire transfer of immediately available funds to:

JP Morgan Chase

[***]

Chase/NYC/CTR/BNF

[***]

[***], Guardian Life, [***],

2014 ESA Project Company, LLC

2.	All other communications:

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Barry Scheinholtz

Investment Department 9-A

FAX # [***]

Email address: [***]

3.	Note Delivery Instructions:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C #G05978, Guardian Life

4.	TAX ID NO. [***]

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.	[***]

1.	All payments by wire transfer of immediately available funds to:

JP Morgan Chase

[***]

Chase/NYC/CTR/BNF

[***]

Reference A/C [***], GIAC Fixed Payout, [***],

2014 ESA Project Company, LLC

2.	All other communications:

The Guardian Insurance & Annuity Company, Inc.

c/o The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Barry Scheinholtz

Investment Department 9-A

FAX # [***]

Email address: [***]

3.	Note Delivery Instructions:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C # [***], GIAC Fixed Payout

4.	TAX ID NO. [***]

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING USA ANNUITY AND LIFE INSURANCE COMPANY	[***]

1.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

[***]

For scheduled principal and interest payments:

BNF: [***]

Attn: Income Collection Department

For further credit to: ING USA/Acct. [***]

Reference: [***]

For all payments other than scheduled principal and interest:

Account Number: [***]

Account Name: [***]

Reference: [***]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: [***]

3.	All other communications:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: [***]

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING USA ANNUITY AND LIFE INSURANCE COMPANY	[***]

1.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

[***]

For scheduled principal and interest payments:

[***]

Attn: Income Collection Department

For further credit to: ING USA-SLDI/Acct. [***]

Reference: [***]

For all payments other than scheduled principal and interest:

Account Number: [***]

Account Name: [***]

Reference: [***]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: [***]

with a copy to:

The Bank of New York Mellon

Insurance Trust Department

101 Barclay 8 West

New York, NY 10286

Attn: [***]

[***] Confidential Treatment Requested

3.	All other communications:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: [***]

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY	[***]

1.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

[***]

For scheduled principal and interest payments:

[***]

Attn: Income Collection Department

For further credit to: [***]

Reference: [***]

For all payments other than scheduled principal and interest:

Account Number: [***]

Account Name: [***]

Reference: [***]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: [***]

3.	All other communications:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: [***]

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURITY LIFE OF DENVER INSURANCE COMPANY	[***]

1.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

[***]

For scheduled principal and interest payments:

[***]

Attn: Income Collection Department

For further credit to: RLIC/Acct. [***]

Reference: [***]

For all payments other than scheduled principal and interest:

Account Number: [***]

Account Name: [***]

Reference: [***]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: [***]

3.	All other communications:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: [***]

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING LIFE INSURANCE AND ANNUITY COMPANY	[***]

1.	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

[***]

For scheduled principal and interest payments:

[***]

Attn: Income Collection Department

For further credit to: [***]

Reference: [***]

For all payments other than scheduled principal and interest:

Account Number: [***]

Account Name: [***]

Reference: [***]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: [***]

3.	All other communications:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: [***]

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MODERN WOODMEN OF AMERICA	[***]

1.	All payments by wire transfer of immediately available funds to:

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60675

ABA No. 071-000-152

Account Name: [***]

Account No. [***]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to [***] and the due date and application (as among principal, premium and interest) of the payment being made.

2.	All notices of payments and written confirmations of such wire transfers:

Modern Woodmen of America

Attn: Investment Accounting Department

1701 First Avenue

Rock Island, IL 61201

Fax: [***]

3.	All other communications:

Modern Woodmen of America

Attn: Investment Department

1701 First Avenue

Rock Island, IL 61201

investments@modern-woodmen.org

Fax: [***]

[***] Confidential Treatment Requested

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

2014 ESA PROJECT COMPANY, LLC

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PAN-AMERICAN LIFE INSURANCE COMPANY	[***]

1.	All payments by wire transfer of immediately available funds to:

Account # [***]

JPMorgan Chase

[***]

201 St. Charles Avenue

New Orleans, LA 70170

identifying the issue by Cusip number and description of security and providing complete details including breakdown of principal and interest. Bank Contact: Elsa Sydney 504-623-1352

2.	All notices of payments and written confirmations of such wire transfers:

PAN-AMERICAN LIFE INSURANCE COMPANY

ATTN: David M. Hnatyshyn, CISA, FLMI

Manager, Investment Administration

601 Poydras St., Investment Dept. - 28th Fl.

New Orleans, LA 70130

Direct Dial [***]

Fax [***]

Email [***]

3.	All other communications:

PAN-AMERICAN LIFE INSURANCE COMPANY

601 Poydras St., Investment Dept. - 28th Fl.

New Orleans, LA 70130

[***] Confidential Treatment Requested

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Accounts” means the Proceeds Escrow Account, the Revenue Account, the Operating Account, the Distribution Suspense Account, the IDC Reserve Account, Debt Service Reserve Account, the Loss Proceeds Account, the Policy Proceeds Account and each cash collateral account referred to in the NPA Documents, including any sub-accounts within such accounts.

“Additional Project Documents” means any material contracts or agreements related to the construction, testing, maintenance, repair, operation or use of the Project entered into by the Company and any other Person, or assigned to the Company, subsequent to the Closing Date; provided that any such contracts and agreements providing for the payment by or to the Company of less than [***] or the provision to Company of less than [***] per annum individually in value of goods or services, shall be deemed not to constitute an Additional Project Document.

“Administrative Services Agreement” or “ASA” means the Administrative Services Agreement, dated as of the Closing Date, among the Company, the Pledgor and the Administrative Services Provider.

“Administrative Services Provider” means the Sponsor.

“Adverse PUHCA Event” means the Company becoming subject to, and no longer benefitting from an exemption from or waiver of, regulation by FERC under PUHCA.

“Affected Portion” is defined in Section 12.1(d)(i).

“Affiliate” of a specified Person means any other Person that (a) directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person, or (b) only with respect to matters relating to PUHCA, (i) is an “affiliate” as defined in Section 1262(1) of PUHCA or (ii) directly or indirectly owns, Controls or holds with power to vote, 5% or more of the outstanding voting securities of such Person. When used with respect to the Company, “Affiliate” shall include Pledgor and any Affiliate thereof (other than the Company).

“Agreement” means this Agreement as it may be amended, amended and restated, supplemented, or otherwise modified from time to time.

“Amortization Schedule” means the schedule showing the amortization of the Notes from the Closing Date to the Maturity Date, attached hereto as Schedule 8.1.

“Annual Operating Budget” is defined in Section 9.13(b). “Anti-Money Laundering Laws” is defined in Section 5.16(c).

[***] Confidential Treatment Requested

SCHEDULE B-1

(to Note Purchase Agreement)

“Applicable Permit” means, at any time, any Permit (a) that is necessary under applicable Legal Requirements or any of the Operative Documents to have been obtained by or on behalf of the Company at such time in light of the stage of development, construction or operation of the Project at each Site to construct, test, operate, maintain, repair, lease, own or use the Project as contemplated by the Operative Documents, to sell electricity from the Project or deliver fuel to the Project, or for the Company to enter into any Operative Document or to consummate any transaction contemplated thereby, in each case in accordance with all applicable Legal Requirements, or (b) that is necessary so that none of the Company or any Secured Party nor any Affiliate of any of them may be deemed by any Governmental Authority to be (A) subject to regulation as a public utility under the FPA and not to benefit from an exemption from or waiver of regulation by FERC under PUHCA (except as provided in Section 5.24) or (B) treated as a public utility under the Constitution and the laws of the States of California, New York, Connecticut and New Jersey and any other state in which the Company operates facilities that generate electricity as presently constituted and as construed by the courts of such States with respect to the regulation of the rates of, or the financial or organizational regulation of, electric utilities as a result of the development and construction or operation of the Project or the sale of electricity therefrom.

“Applicable Third Party Permit” means, at any time, any Permit that is necessary to have been obtained by such time in light of the stage of development, construction or operation of the Project by any Person (other than the Company) that is a party to a Major Project Document or a Credit Document in order to perform such Person’s obligations thereunder (other than Permits necessary to conduct its business generally and maintain its existence and good standing), or in order to consummate any transaction contemplated thereby, in each case in accordance with all applicable Legal Requirements.

“[***] ESA” means, collectively, (i) [***] ESA #1 (as defined in Schedule C), (ii) [***] ESA #2 (as defined in Schedule C), (iii) [***] ESA #3 (as defined in Schedule C), (iv) [***] ESA #4 (as defined in Schedule C) and (v) [***] ESA #5 (as defined in Schedule C).

“Available Funds” means, at any time and without duplication, the aggregate committed amount of all sources of capital available to the Company by way of (a) amounts in the Proceeds Escrow Account, (b) undisbursed Insurance Proceeds or Eminent Domain Proceeds which are available for payment of Project Costs, (c) any Project Revenues which are available for payment of Project Costs and (d) to the extent not all committed equity has been invested in the Project and there are equity investment undertakings in place and the Holders reasonably have no reason to believe that the amounts committed to be invested thereunder will not be invested, the remainder of the commitments thereunder.

“Bankruptcy Event” shall be deemed to occur, with respect to any Person, if (a) that Person shall commence any case, proceeding or other voluntary action seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, arrangement, adjustment, winding-up, reorganization, dissolution, composition under any applicable Debtor Relief Law or other relief with respect to it or its debts; (b) such Person shall apply for, or consent or acquiesce to, the appointment of, a receiver, administrator, administrative receiver, liquidator, sequestrator, trustee or other official with similar powers for

[***] Confidential Treatment Requested

SCHEDULE B-2

(to Note Purchase Agreement)

itself or any substantial part of its assets; (c) such Person shall make a general assignment for the benefit of its creditors; (d) an involuntary case shall be commenced seeking liquidation or reorganization of such Person under any applicable Debtor Relief Law, or seeking issuance of a warrant of attachment, execution or distraint, or any similar proceedings shall be commenced against such Person under any other applicable law and (i) such Person consents to the institution of the involuntary case against it, (ii) the petition commencing the involuntary case is not timely controverted, (iii) the petition commencing the involuntary case is not dismissed within 60 days of its filing, (iv) an interim trustee is appointed to take possession of all or a portion of the property, and/or to operate all or any part of the business of such Person and such appointment is not vacated within 60 days, or (v) an order for relief shall have been issued or entered therein; or (e) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, administrator, administrative receiver, liquidator, sequestrator, trustee or other official having similar powers, over such Person or all or a part of its property shall have been entered; or (f) any other similar relief shall be granted against such Person under any applicable Debtor Relief Law, or such Person shall file a petition or consent or shall otherwise institute any similar proceeding under any other applicable law, or shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth above in this definition; or (g) such Person shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

“Base Case Projections” means a projection of operating results showing at a minimum Company’s good faith estimates, as of the Closing Date, of revenues, operating expenses and sources and uses over the forecast period, in substantially the form of Schedule 4.1.26(a), which shall be of a nature and in an amount satisfactory to the Purchasers in consultation with the Independent Engineer.

“Blocked Person” is defined in Section 5.16(a).

“BOF” has the meaning assigned to such term in the PUMA.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or the State of California are required or authorized to be closed.

“Buydown Amount” is defined in Section 9.18.

“Capital Expenditures” mean expenditures made by the Company (but only to the extent any such expenditures are not reimbursed to the Company within 90 days) to acquire or construct fixed assets, plant and equipment which, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the statement of cash flows of the Company (including renewals, improvements and replacements thereto, but, notwithstanding the foregoing, excluding any such expenditures that are paid out of Loss Proceeds).

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

SCHEDULE B-3

(to Note Purchase Agreement)

“Change of Control” means (a) before the earlier of (i) the Date Certain and (ii) the Final Completion Date, the Sponsor ceases to indirectly own and control 100% of the economic and voting interest in the Company (excluding any interests held by the Equity Investors) or (b) after the earlier of (i) the Date Certain and (ii) the Final Completion Date, the Sponsor ceases to indirectly own and control 50.1% of the economic and voting interest in the Company (excluding any interests held by the Equity Investors), provided that at all times the Sponsor continues to be the Operator under the PUMA. A failure to own and control 50.1% of the economic and voting interest in the Company shall not constitute a Change of Control if the Company has obtained a rating reaffirmation of its then current rating (immediately prior to such failure to own such 50.1% and after giving effect to such sale) by any Rating Agency.

“Closing” is defined in Article 3.

“Closing Date” is defined in Section 4.1.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means all property which is subject to or is intended to become subject to the security interests or liens granted by any of the Collateral Documents.

“Collateral Agency Agreement” means the Collateral Agency Agreement, dated as of the Closing Date, in form and substance satisfactory to the Purchasers, between the Purchasers and the Collateral Agent.

“Collateral Agent” means Deutsche Bank Trust Company Americas, acting in its capacity as collateral agent for the Secured Parties under the Credit Documents.

“Collateral Documents” means the Pledge Agreement, the Security Agreement, the Collateral Agency Agreement, each Direct Agreement, the Interparty Agreement and any fixture filings, financing statements, or other similar documents filed, recorded or delivered in connection with the foregoing.

“Company’s COO Certificate” means a certificate delivered to the Holders, substantially in the form of Exhibit 4.2.1(c).

“Company” means 2014 ESA Project Company, LLC, a Delaware limited liability company.

“Confidential Information” is defined in Article 20.

“Contingent Obligation” means, as to any Person, any obligation, agreement, understanding or arrangement (including purchase or repurchase agreements, reimbursement agreements with respect to letters of credit or acceptances, indemnity arrangements, grants of collateral to support the obligations of another Person, keep-well agreements and take-or-pay or through-put arrangements) of such Person guaranteeing or intended to guarantee any indebtedness, leases, dividends or other obligations of any other Person in any manner, whether directly or indirectly; provided, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

SCHEDULE B-4

(to Note Purchase Agreement)

“Control” means the possession, directly or indirectly (either alone or pursuant to an arrangement or understanding with one or more other Persons), of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Controlled Entity” means any of the Subsidiaries of the Company and any Affiliate of the Company or Subsidiary of the Company that in each case is Controlled by the Company or a Subsidiary of the Company.

“COO” for a System means “Commencement of Operations” of such System, as such term is defined in the PUMA.

“Credit Documents” means, collectively, the NPA Documents and the Policy.

“Credit Event” means each of the Closing Date and each Drawdown.

“Credit Parties” means the Company, Pledgor, Managing Member and Sponsor.

“Date Certain” means September 30, 2015.

“Debt” of any Person means, without duplication, (a) all obligations (including contingent obligations) of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and other accrued expenses arising in the ordinary course of business which in accordance with GAAP would not be shown on the liability side of the balance sheet of such Person, (d) all obligations of such Person under leases which are or should be, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable, (e) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (f) all deferred obligations of such Person to reimburse any bank or other Person in respect of amounts paid or advanced under a letter of credit or other instrument, (g) all obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit, (h) all Debt (as described in the preceding clauses) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on any asset of such Person, whether or not such Debt is assumed by such Person and (i) all Debt (as described in the preceding clauses) of others guaranteed directly or indirectly by such Person or as to which such Person has an obligation which is substantially the economic equivalent of a guaranty.

“Debt Service” means, for the Company and for any period, all obligations for principal and interest payments and any fees, expenses and other charges, including fees and agent fees, due and payable in respect of all Debt for borrowed money in such period.

SCHEDULE B-5

(to Note Purchase Agreement)

“Debt Service Reserve Account” is defined in Section 2.1 of the Depositary Agreement.

“Debt Service Reserve Requirement” means, with respect to any date and the Notes, an amount equal to the Debt Service under the Notes that is projected to be payable during the twelve (12) months following such date, provided that the Debt Service Reserve Requirement shall never exceed the outstanding principal and interest to maturity of the Notes.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to any obligation payable under the NPA Documents, for any applicable period of time, the interest rate per annum equal to [***] above the interest rate otherwise applicable to such obligation for such period.

“Depositary” means Deutsche Bank Trust Company Americas, not in its individual capacity but solely as depositary agent, bank and securities intermediary under the Depositary Agreement.

“Depositary Agreement” means the Depositary Agreement, dated as of the Closing Date, among the Company, Collateral Agent and Depositary.

“Direct Agreements” means the consents specified on Schedule 4.1.29 and any other third party consents to the assignments contemplated by the NPA Documents, in the form set forth in any of Exhibit 4.1.29(a), Exhibit 4.1.29(b) or Exhibit 4.1.29(c).

“Disclosure Documents” is defined in Section 5.3.

“[Insert name of holder of the Notes]” is defined in Section 10.10.

“Distribution Suspense Account” is defined in Section 2.1 of the Depositary Agreement.

“Dollars” and “$” means United States dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

“Downside Case” means a projection of operating results of the Company which assumes that the Systems are operating at the Insured Production Level, as set forth in Schedule 4.1.26(b).

“Drawdown” means a disbursement of funds from the Proceeds Escrow Account in accordance with the terms of Section 3.2.2 of the Depositary Agreement.

“Drawdown Certificate” means a certificate delivered to the Holders substantially in the form of Exhibit 4.2.1(a).

[***] Confidential Treatment Requested

SCHEDULE B-6

(to Note Purchase Agreement)

“DSCR” means, for any period, the ratio of (a) Operating Cash Available for Debt Service for such period to (b) Debt Service for such period.

“Eminent Domain Proceeds” is defined in Section 1.1 of the Depositary Agreement.

“Environmental Laws” means any and all Governmental Rules relating to or imposing liability or standards of conduct governing pollution, the preservation or protection of the environment or natural resources and the protection of human health (with respect to exposure to Hazardous Substances), including but not limited to the National Environmental Policy Act, 42 U.S.C. Section 4321 et seq.; Federal Endangered Species Act, 16 U.S.C. Section 1551 et seq.; the Migratory Bird Treaty Act of 1918, 16 U.S.C. Section 703 et seq.; Bald and Golden Eagle Protection Act, 16 U.S.C. Section 668; Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.); Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.); Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); Clean Air Act (42 U.S.C. Section 7401 et seq.); Emergency Planning and Community Right to Know Act (42 U.S.C. Section 11001 et seq.); Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.); Oil Pollution Act of 1990 (P.L. 101-380, 104 Stat. 486); the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.); Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.); and Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.) and all similar state and local counterparts thereto or any amendments thereof.

“Equity Capital Contribution Agreement” means the Equity Capital Contribution Agreement, dated as of the Closing Date, between the Managing Member and the Equity Investors.

“Equity Investors” means Exelon Generation Company, LLC, a Pennsylvania limited liability company and any other one or more investors in “Class A” membership interests in Pledgor (as contemplated by the Pledgor Operating Agreement); provided that no Managing Member (as defined in the Pledgor Operating Agreement in the form attached as Annex 6 to the Equity Capital Contribution Agreement in effect on the Closing Date or similar term as defined in the Pledgor Operating Agreement) shall qualify as an “Equity Investor” for purposes of the definition of “Change of Control” herein.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any Person (whether or not incorporated) which is under common control with the Company within the meaning of section 4001(a) of ERISA or that is treated as a single employer together with the Company under section 414 of the Code.

“ESA” means each Energy Server Use Agreement, listed in Schedule C, between the Company and each Offtaker.

“Event of Default” is defined in Article 11.

“Event of Default Buydown Amount” is defined in Section 12.1(d)(ii).

SCHEDULE B-7

(to Note Purchase Agreement)

“Event of Eminent Domain” means any compulsory transfer or taking by condemnation, eminent domain or exercise of a similar power, or transfer under threat of such compulsory transfer or taking, of any part of the Collateral, by any agency, department, authority, commission, board, instrumentality or political subdivision of the States of California, New York, New Jersey or Connecticut and any other state in which the Company operates facilities that generate electricity, the United States or another Governmental Authority having jurisdiction.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System. “FERC” means the Federal Energy Regulatory Commission and its successors.

“Final Completion” means the date upon which conditions set forth in Sections 4.3 with respect to the final Drawdown for the final System or Systems to be funded from the Proceeds Escrow Account under the final Drawdown have been satisfied or waived in writing by the Required Holders, or upon the payment of the Buydown Amount in accordance with Section 9.18.

“Final Completion Date” means the date upon which Final Completion is achieved. “FIRREA” means the Federal Institutions Reform, Recovery and Enforcement Act of 1989.

“FPA” means the Federal Power Act, as amended, and FERC’s implementing regulations related thereto.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, bylaws, operating agreement or other organizational or governing documents of such Person, and, in particular, (a) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (b) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such Person, (c) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, (d) in the case of any general partnership, the partnership agreement (or similar document) of such Person and (e) in any other case, the functional equivalent of the foregoing.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Rule” means any constitution, code, statute, law (including common law), regulation, ordinance, rule, judgment, order, decree, binding directive, treaty or other governmental restriction or any similar form of decision of or determination by, any Governmental Authority.

SCHEDULE B-8

(to Note Purchase Agreement)

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Substances” means any and all substances or materials defined, listed or regulated as “hazardous substances,” “pollutants,” “contaminants,” “hazardous waste,” “hazardous materials,” “regulated substances,” “hazardous chemical substance or mixture,” “imminently hazardous chemical substance or mixture,” “toxic substances,” or similar terms, as such terms are defined under or with respect to which any liability may be imposed pursuant to any Environmental Law, including without limitation any petroleum product (including byproducts or breakdown products of petroleum products), asbestos-containing material, polychlorinated biphenyls or urea formaldehyde foam insulation.

“Holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Articles 7 and 12, Section 17.2 and Article 18 and any related definitions in this Schedule B, “Holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“[***]” is defined in Schedule C.

“[***] Parent” means [***], Inc., a Delaware corporation.

“[***] Parent Guaranty” means that certain Parent Guaranty, to be made by the [***] Parent in favor of the Company in respect of the [***] ESA.

[***] Confidential Treatment Requested

SCHEDULE B-9

(to Note Purchase Agreement)

“IDC Reserve Account” is defined in Section 2.1 of the Depositary Agreement. “II Holder” is defined in Section 7.1.

“Independent Consultants” means, collectively, the Insurance Consultant and the Independent Engineer.

“Independent Engineer” means Leidos, Inc., or its successor appointed by the Required Holders, and for so long as no Event of Default or Default has occurred and is continuing, the Company.

“Independent Engineer’s COO Certificate” means a certificate delivered to the Holders, substantially in the form of Exhibit 4.2.1(d).

“Independent Engineer’s Drawdown Certificate” means a certificate delivered to the Holders, substantially in the form of Exhibit 4.2.1(b).

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any Holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any Holder of any Note.

“Insurance Consultant” means Moore-McNeil LLC or its successor appointed by the Required Holders, and for so long as no Event of Default or Default has occurred and is continuing, the Company.

“Insurance Proceeds” is defined in Section 1.1 of the Depositary Agreement.

“Insured Production Level” means the level of output of the Portfolio at which all Quarterly Capacity Warranty Payments (as defined in the PUMA) due are equal to all Service Fees (as defined in the PUMA) due under the PUMA.

“Insurer” means Indian Harbor Insurance Co.

“Interparty Agreement” means the Interparty Agreement, dated as of the Closing Date, among Company, Pledgor, Managing Member, Equity Investors and the Collateral Agent.

“Knowledge” means, with respect to the Company, the actual knowledge of the senior managers of the Company who are charged with direct or indirect responsibility (including environmental responsibility) for the Project.

“Leases” means each Site Lease Agreement related to each [***] ESA between the Company and each Offtaker thereto.

[***] Confidential Treatment Requested

SCHEDULE B-10

(to Note Purchase Agreement)

“Legal Requirements” means, as to any Person, the Governing Documents of such Person, any requirement under a Permit, and any Governmental Rule in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Loss Event” is defined in Section 1.1 of the Depositary Agreement. “Loss Proceeds” is defined in Section 1.1 of the Depositary Agreement.

“Loss Proceeds Account” is defined in Section 2.1 of the Depositary Agreement.

“Major Project Documents” means the PUMA, each ESA, the Administrative Services Agreement, each Lease, any guaranty agreements related to the foregoing executed by Persons in favor of Company and, unless otherwise agreed by the Required Holders prior to its execution and delivery, any Additional Project Document.

“Major Project Participants” means, without duplication, the Company, Managing Member, Sponsor, Operator, Pledgor, each Offtaker, the Equity Investors party to the Interparty Agreement, and to the extent not already included in this list, any counterparty to a Major Project Document.

“Make-Whole Amount” is defined in Section 8.6.

“Managing Member” means Clean Technologies 2014, LLC, a Delaware limited liability company.

“Material Adverse Effect” means an event, circumstance, condition or occurrence of whatever nature that materially and adversely affects (a) the business, assets (including the Project), property, results of operation or financial condition of the Company or the counterparty to the PUMA, (b) the Company’s rights to the Project and the Project assets, (c) any Major Project Participant’s ability to perform its obligations under the Operative Documents, (d) the validity or priority of the Secured Parties’ security interests in the Collateral, or (e) the validity or enforceability of any Operative Document (including the ability of the Secured Parties to enforce any of their remedies thereunder).

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company taken as a whole.

“Maturity Date” means March 30, 2030. “Memorandum” is defined in Section 5.3. “Moody’s” means Moody’s Investors Service, Inc.

SCHEDULE B-11

(to Note Purchase Agreement)

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“NDA” means each non-disturbance agreement obtained pursuant to the [***] ESA. “Net Available Amount” is defined in Section 1.1 of the Depositary Agreement.

“Nonrecourse Persons” is defined in Section 22.9.

“Note Redemption Account” is defined in Section 2.1 of the Depositary Agreement.

“Notes” is defined in Article 1.

“NPA Documents” means this Agreement, any Notes, the Depositary Agreement, the Collateral Documents, and any other security agreements or letter agreement or similar document, and any amendment to the foregoing or consent or waiver given under the foregoing, entered into by any Secured Party, on the one hand, and the Company or one or more Affiliates of the Company, on the other hand, in connection with the transactions contemplated by the Credit Documents.

“O&M Costs” means, for any period, cash amounts incurred and paid by the Company for the operation and maintenance of the Project or any portion thereof and for the purchase of goods and services in connection therewith, including (a) premiums for insurance policies, (b) costs of fuel and other consumables to the extent paid for by the Company, (c) costs of obtaining any other materials, supplies, utilities or services for the Project, (d) costs of maintaining, renewing and amending Permits, (e) franchise, licensing, property, real estate, sales and excise Taxes, (f) general and administrative expenses, (g) employee salaries, wages and other employment- related costs, (h) business management and administrative service fees, (i) costs required to be paid by the Project under any Project Document or Credit Document (other than scheduled Debt Service and Project Costs but including scheduled interest or lease payments in respect of other Permitted Debt) or to satisfy any Legal Requirement or obtain or maintain any Permit, (j) legal, accounting and consulting fees and other transaction costs and all other fees payable to the Holders (other than amounts constituting scheduled Debt Service), (k) necessary Capital Expenditures (other than capital expenditures made in connection with the repair or restoration of any casualty suffered by the Project to the extent funded with insurance or similar proceeds applied pursuant to Section 3.7 of the Depositary Agreement or infusions of equity pursuant to the Credit Documents), and (l) all other fees and expenses necessary for the continued operation and maintenance of the Project and the conduct of the business of the Project, but exclusive in all cases of non-cash charges and also exclusive of all interest charges and charges for the payment or amortization of principal of the Notes. O&M Costs shall not include payments for restoration or repair of the Project from the Loss Proceeds Account or income Taxes.

“Obligations” means and includes all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by the Company or the Pledgor (or, if such term is used by reference to any specific Person, by such Person) to any of the Secured Parties of every kind and description

[***] Confidential Treatment Requested

SCHEDULE B-12

(to Note Purchase Agreement)

(whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the NPA Documents, including (a) all principal, interest, Make-Whole Amount, fees, charges, expenses, attorneys’ fees and accountants fees, repayment obligations, prepayment obligations, and reimbursement obligations payable by the Company or the Pledgor thereunder, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Company or the Pledgor to the Secured Parties under or pursuant to the NPA Documents, (c) any and all sums advanced by any of the Secured Parties to preserve the Collateral or preserve or perfect Liens in the Collateral, and (d) in the event of any proceeding for the collection or enforcement described herein, after an Event of Default has occurred and is continuing and unwaived in accordance with the provisions hereof, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by Collateral Agent, on behalf of the Secured Parties, of its rights under the Collateral Documents, together with reasonable attorney’s fees and court costs.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.ustreas.gov/offices/enforcement/ofac/programs/.

“Offer Settlement Date” is defined in Section 8.1.3(b). “Offer to Repay” is defined in Section 8.1.3(b). “Offer to Repay Notice” is defined in Section 8.1.3(b).

“Offtaker” means each counterparty under each ESA.

“Operating Account” is defined in Section 2.1 of the Depositary Agreement.

“Operating Budget Category” means (a) individually, any line item category set forth in that portion of the then-current Annual Operating Budget showing sources and uses of Project funds, and (b) collectively, all line item categories set forth in that portion of the then-current Annual Operating Budget showing sources and uses of Project funds.

“Operating Cash Available for Debt Service” means, for any period, Project Revenues during such period minus O&M Costs during such period.

“Operative Documents” means, collectively, the Credit Documents and the Project Documents. “Operator” means Bloom Energy Corporation, a Delaware corporation.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Performance Tests” means any acceptance tests under the PUMA to demonstrate COO.

SCHEDULE B-13

(to Note Purchase Agreement)

“Permit” means any approval, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from a Governmental Authority.

“Permitted Debt” means (a) Debt incurred under the Credit Documents, (b) Debt pursuant to the terms of a Project Document (but not for borrowed money), either not more than 90 days past due or being contested in good faith, (c) trade or other similar Debt incurred in the ordinary course of business (but not for borrowed money), either not more than 90 days past due or being contested in good faith, (d) the following contingent liabilities, to the extent otherwise constituting Debt: (i) the acquisition of goods, supplies or merchandise in the normal course of business or normal trade credit, (ii) the endorsement of negotiable instruments received in the normal course of its business, and (iii) contingent liabilities incurred with respect to any Applicable Permit or Operative Document, (e) purchase money obligations incurred to finance the purchase price of discrete items of equipment not comprising an integral part of the Project that extend only to the equipment being financed in an aggregate amount of secured principal and capital lease obligations not exceeding [***] at any one time outstanding, and (f) obligations in respect of surety bonds or similar instruments in an aggregate amount not exceeding [***] at any one time outstanding.

“Permitted Investments” is defined in the Depositary Agreement.

“Permitted Liens” means (a) the rights and interests of any Secured Party as provided in the Credit Documents; (b) statutory Liens for any current Tax, assessment or other governmental charge not yet due and payable, and Liens for Taxes, assessments or governmental charges being contested in accordance with the requirements of Section 9.4; (c) materialmen’s, mechanics’, workers’, repairmen’s, employees’ or other like Liens, arising in the ordinary course of business or in connection with the construction, operation or maintenance of the Project, either for amounts not yet due or for amounts being contested in good faith and by appropriate proceedings, so long as (i) such proceedings shall not involve any substantial danger of the sale, forfeiture or loss of the Project or any Site, as the case may be, title thereto or any interest therein and shall not interfere in any material respect with the use or disposition of the Project or any Site, (ii) a bond or other security reasonably acceptable to the Holders has been posted or provided in such manner and amount as to assure the Holders that any amounts determined to be due will be promptly paid in full when such contest is determined, or (iii) adequate cash reserves have been provided therefor; (d) Liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves, bonds or other security reasonably acceptable to the Holders have been provided or are fully covered by insurance; (e) Liens, deposits or pledges to secure statutory obligations or performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or for purposes of like general nature in the ordinary course of its business, not to exceed [***] in the aggregate at any time, and with any such Lien to be released as promptly as practicable; (f) other Liens incident to the ordinary course of business that are not incurred in connection with the obtaining of any loan, advance or credit and that do not in the aggregate materially impair the use of the property or assets of Company or the value of such property or assets for the purposes of such business; (g) involuntary Liens as contemplated by the Operative Documents (including a Lien of an attachment, judgment or execution) securing a charge or obligation, on any of Company’s property, either real or personal, whether now or hereafter

[***] Confidential Treatment Requested

SCHEDULE B-14

(to Note Purchase Agreement)

owned in the aggregate sum of less than [***]; and (h) easements, restrictions, encumbrances and other exceptions to title which could not reasonably be expected to (i) impair the relevant System’s ability to perform materially in accordance with the Base Case Projections or (ii) cause or result in a material breach of, or event of default under, any Major Project Document.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding six years, has been established or maintained, or to which contributions are or, within the preceding six years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Pledge Agreement” means, the Pledge and Security Agreement, dated as of the Closing Date, in form and substance satisfactory to the Purchasers, among Pledgor, the Company and Collateral Agent.

“Pledgor” means 2014 ESA HoldCo, LLC, a Delaware limited liability company.

“Pledgor Operating Agreement” means the amended and restated limited liability company agreement of Pledgor to be executed pursuant to the Equity Capital Contribution Agreement, as may be further amended, amended and restated, supplemented or otherwise modified from time to time.

“Policy” means the fuel cell energy production insurance policy issued by the Insurer, dated as of the Closing Date, in form and substance satisfactory to the Holders.

“Policy Proceeds Account” is defined in Section 2.1 of the Depositary Agreement.

“Portfolio” means, on an aggregate basis, all Systems owned by Company at any time that were purchased pursuant to the PUMA and that have achieved COO, other than Systems that have been repurchased by Sponsor pursuant to the terms of the PUMA.

“Proceeds Escrow Account” is defined in Section 2.1 of the Depositary Agreement.

“Project” means a portfolio of Bloom fuel cell electricity generators with an aggregate capacity of approximately 20.95 MW, to be located at the Sites and owned by the Company, which will sell power to the Offtakers under the ESAs.

“Project Budget” means the budget for anticipated costs to be incurred in connection with the development, construction, installation, timing and start-up of the Project as set forth in Schedule 4.1.25, as may be amended from time to time.

“Project Costs” means: (a) the Purchase Price (as defined in the PUMA) of the Systems; (b) all other Project-related costs and other development costs (including BOF costs and all Site related costs payable to any Person, including landowners or any Governmental Authority), installation, insurance costs, management services fees and expenses and expenses to complete the

[***] Confidential Treatment Requested

SCHEDULE B-15

(to Note Purchase Agreement)

development, design, construction and financing of the Project; (c) contingency funds, start-up costs and initial working capital costs; (d) O&M Costs due and payable prior to the earlier of (i) the Date Certain and (ii) the Final Completion; and (e) interest and fees pursuant to this Agreement prior to Final Completion.

“Project Documents” means, without duplication, the Major Project Documents and any other agreement or document relating to the development, construction or operation of the Project to which the Company is a party.

“Project Document Modification” is defined in Section 10.13.

“Project Revenues” means, without duplication, all income and cash receipts of the Company derived from the ownership or operation of the Project), including payments received by the Company from the Offtakers, from Sponsor under the PUMA, proceeds of any delay in start up or business interruption or liability insurance (to the extent such liability insurance proceeds represent reimbursement of third party claims previously paid by the Company), proceeds from sale of assets, investment income on amounts in the Accounts (solely to the extent deposited in the applicable Account), but excluding solely for purposes of calculating Operating Cash Available for Debt Service, (a) any receipts derived from the sale of any property pertaining to the Project or incidental to the operation of the Project, as determined in conformity with cash accounting principles, (b) proceeds of casualty insurance, (c) payments received pursuant to Section 5.8 of the PUMA, (d) payments received upon termination of the ESAs following a Customer Default (as defined in each ESA), (e) the proceeds of any condemnation awards relating to the Project and (f) proceeds from the Collateral Documents. For the avoidance of doubt, Project Revenues does not and will not include (i) environmental attributes produced by the Project (including, without limitation, low emission renewable energy credits and any other renewable energy credits and any state or local environmental incentives (including the California Self Generation Incentive Program)) or (ii) any indemnity payments made by the Sponsor to the Company or any direct or indirect member thereof pursuant to the PUMA for any losses arising as a result of the loss or recapture of any investment tax credit under Section 48 of the Code, and all such credits and funds referred to in clauses (i) and (ii) of this sentence, if they are deposited in any of the Accounts, shall be sent to any Persons or other account directed by the Company or such direct or indirect member of the Company, as the case may be, free of the Liens of the Collateral Documents.

“Project Schedule” means the schedule for construction and completion of the Project as set forth in Schedule 4.1.27, as may be amended from time to time.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Prudent Electrical Practices” has the meaning assigned to such term in the PUMA. “PTE” is defined in Section 6.2(a).

“PUHCA” means the Public Utility Holding Company Act of 2005 (42 U.S.C. §§ 16451- 16463), and FERC’s implementing regulations related thereto (18 C.F.R. Part 366).

SCHEDULE B-16

(to Note Purchase Agreement)

“PUMA” means the Amended and Restated Purchase, Use and Maintenance Agreement, dated as of the Closing Date, between the Company and the Sponsor.

“Purchaser” or “Purchasers” means each of the purchasers whose signatures appear at the end of this Agreement and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Ramp Up Period” means the period from the Closing Date through the later of (i) the Date Certain and (ii) the Final Completion Date.

“Rating Agency” means Fitch Ratings Inc. to the extent that at each relevant time of determination, it has an active and current rating in effect on the Notes, or if Fitch Ratings Inc. shall cease to rate debt instruments of the type similar to the Notes, another nationally recognized rating agency or agencies then rating debt instruments of a type similar to the Notes as shall be selected by the Required Holders, in consultation with the Company, as a substitute therefor.

“Real Property” means the real property interests of the Company, including the Sites.

“Real Property Documents” means any documents, agreements or instruments pursuant to which Company has rights in Real Property, including all easements, sub-easements, leases, subleases, licenses and other agreements with landowners, any non-disturbance agreements and any deeds pursuant to which Company owns a fee interest in Real Property.

“Related Fund” means, with respect to any Holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such Holder, the same investment advisor as such Holder or by an affiliate of such Holder or such investment advisor.

“Release” means disposing, discharging, injecting, spilling, leaking, leaching, dumping, pumping, pouring, emitting, escaping, migrating or emptying into, upon or through the indoor or outdoor environment.

“Repayment Date” means each of March 30, June 30, September 30 and December 30 of each year.

“Replacement Major Project Contract” means any Major Project Contract entered into by the Company with a Replacement Obligor in replacement of a Major Project Contract which either (a) has economic and other terms which are no less favorable to the Company than those in the Major Project Contract being replaced and a duration at least equal to that of the Major Project Contract being replaced or (b) is in form and substance and on terms reasonably satisfactory to the Holders.

SCHEDULE B-17

(to Note Purchase Agreement)

“Replacement Obligor” means a Person (or any guarantor of such Person’s obligations) (a) having, on the date of such replacement, a credit rating of [***] or better from S&P or [***] or better from Moody’s or (b) otherwise acceptable to all of the Holders.

“Reportable Event” means any of the events set forth in section 4043(b) or (c) of ERISA for which notice to the PBGC has not been waived.

“Required Holders” means at any time on or after the Closing, the Holders of at least 50.1% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means, as to any Person, its president, chief executive officer, any vice president, treasurer, secretary, or assistant secretary, or any natural Person who is a managing general partner or manager or managing member of a limited liability company (or any of the preceding with regard to any such managing general partner, manager or managing member).

“Revenue Account” is defined in Section 2.1 of the Depositary Agreement. “S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Secured Parties” means Collateral Agent and the Holders of the Notes, and each of their respective successors, transferees and assigns and shall include, without limitation, all former Collateral Agents and Holders of Notes to the extent that the Obligations owing to such Persons were incurred while such Persons were in such capacities and such Obligations have not been paid or satisfied in full; provided, that Sponsor and no Affiliate of Sponsor shall be a “Secured Party.”

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Security Agreement” means the Security Agreement, dated as of the Closing Date, in form and substance satisfactory to the Purchasers, between the Company and Collateral Agent.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Site” as defined in each ESA.

“Solvent” means, with respect to any Person, that as of the date of determination, (a) the aggregate value of all properties of such Person at their present saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either

[***] Confidential Treatment Requested

SCHEDULE B-18

(to Note Purchase Agreement)

through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the property in question within such period by a capable and diligent businessperson from an interested buyer who is willing to purchase under ordinary selling conditions), exceed the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person, (b) such Person will not, on a consolidated basis, have an unreasonably small capital with which to conduct its business operations heretofore conducted and (c) such Person will have, on a consolidated basis, sufficient cashflow to enable it to pay its debts as they mature.

“Source” is defined in Section 6.2.

“Sponsor” means Bloom Energy Corporation, a Delaware corporation.

“Subdivision Map Act” means the California Subdivision Map Act (California Government Code §66410 et seq .).

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company, limited liability partnership or other entity of which such Person: (a) owns 10% or more of the shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity and/or (b) controls the management, directly or indirectly through one or more intermediaries.

“Super-Majority Holders” means at any time on or after the Closing Date, the Holders of at least 80% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“System” means each proprietary solid oxide fuel cell power generating unit to be purchased from Sponsor by the Company under the PUMA.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Value” has the meaning assigned to such term in each applicable ESA.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of the NPA Documents relating to such perfection or priority and for purposes of definitions related to such provisions.

SCHEDULE B-19

(to Note Purchase Agreement)

“Underfunded Plan” is defined in Section 5.12(b). “Unintentional Event of Default” is defined in Section 12.1(d)(i).

“Unintentional Event of Default Buydown Amount” is defined in Section 12.1(d)(i).

“Unsatisfied Condition” means a condition in a Permit that has not been satisfied and that either (a) must be satisfied before such Permit can become effective, (b) must be satisfied as of the date on which a representation is made or a condition precedent must be satisfied under this Agreement, or (c) must be satisfied as of a future date but with respect to which facts or circumstances exist which, to the Company’s Knowledge, could reasonably be expected to result in a failure to satisfy such Permit condition, and which failure could reasonably result in a Material Adverse Effect.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

SCHEDULE B-20

(to Note Purchase Agreement)

RULES OF INTERPRETATION

1.	The singular includes the plural and the plural includes the singular.

2.	The word “or” is not exclusive. Thus, if a party “may do (a) or (b)”, then the party may do either or both. The party is not limited to a mutually exclusive choice between the two alternatives.

3.	A reference to a Governmental Rule includes any amendment or modification to such Governmental Rule, and all regulations, rulings and other Governmental Rules promulgated under such Governmental Rule.

4.	A reference to a Person includes its successors and permitted assigns to the extent permitted and in accordance with the terms of the Credit Documents.

5.	Accounting terms have the meanings assigned to them by GAAP, as applied by the accounting entity to which they refer.

6.	The words “include,” “includes” and “including” are not limiting.

7.	A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.

8.	References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, waived, supplemented, restructured, repaid, refunded, refinanced or otherwise modified (in each case, to the extent applicable) from time to time (to the extent permitted and in accordance with the terms of the Credit Documents) and in effect at any given time.

9.	The words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

10.	References to “days” means calendar days, unless the term “Business Days” shall be used. References to a time of day means such time in New York, New York, unless otherwise specified. If the Company or any Affiliate of the Company is required to perform an action, deliver a document or take such other action by a calendar day and such day is not a Business Day, then the Company or such Affiliate shall take such action by the next succeeding “Business Day.”

11.	The Credit Documents are the result of negotiations among, and have been reviewed by the Company, the Pledgor, the Purchasers, the Collateral Agent, the Depositary and their respective counsel. Accordingly, the Credit Documents shall be deemed to be the product of all parties thereto, and no ambiguity shall be construed in favor of or against the Company, the Pledgor, the Purchasers, the Collateral Agent and the Depositary.

SCHEDULE B-21

(to Note Purchase Agreement)

12.	The words “will” and “shall” shall be construed to have the same meaning and effect.

13.	Capitalized terms in any Credit Document have the meanings set forth therein and any capitalized term used in a Credit Document and not defined therein or in this Schedule B but in another Credit Document has the meaning in such other Credit Document.

14.	Any term defined in this Schedule B by reference to another document, instrument or agreement shall continue to have the meaning ascribed thereto, as in full force and effect as of the date of this Agreement (without giving effect to any amendment to such terms unless expressly consented to by the Collateral Agent and the Holders of the Notes), whether or not such other document, instrument or agreement remains in effect.

SCHEDULE B-22

(to Note Purchase Agreement)

SCHEDULE C

ENERGY SERVER USE AGREEMENTS

1.	That certain Energy System Use Agreement, dated as of December 31, 2013, by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time [***].

2.	That certain Energy System Use Agreement No. 20131206.035.C, dated as of March 31, 2014, by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time [***].

3.	That certain Energy System Use Agreement No. 20131206.036.C, dated as of March 31, 2014, by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time [***].

4.	That certain Energy System Use Agreement No. 20131206.037.C, dated as of March 31, 2014, by and between [***] and the Company, as amended by Amendment No. 1 to Energy System Use Agreement No. 20131206.037.C, effective as of May 15, 2014, by and between [***] and the Company, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA-3”).

5.	That certain Energy System Use Agreement No. 20131206.039.C, dated as of February 21, 2014, by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA-4”).

6.	That certain Energy System Use Agreement No. 20140225.013.C, dated as of March 21, 2014], by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA-5”).

[***] Confidential Treatment Requested

SCHEDULE C

(to Note Purchase Agreement)

SCHEDULE 4.1.25

PROJECT BUDGET

Project Budget

[***]

[***] Confidential Treatment Requested

SCHEDULE 4.1.25 TO NOTE PURCHASE AGREEMENT

SCHEDULE 4.1.26(a)

BASE CASE PROJECTIONS

[See Attached]

SCHEDULE 4.1.26(a) TO NOTE PURCHASE AGREEMENT

Schedule 4.1.26(a)

Base Case Projections

$000s (except where noted)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Closing Sources and Uses

[***] Confidential Treatment Requested

Schedule 4.1.26(a)

Base Case Projections

$000s (except where noted)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

($000s)

[***]	[***]	Total $	Uses	Total %	Total $
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
			[***]	[***]	[***]
			[***]	[***]	[***]

Total	[***]	[***]	Total	[***]	[***]

[***] Confidential Treatment Requested

SCHEDULE 4.1.26(b)

DOWNSIDE CASE

[See Attached]

SCHEDULE 4.1.26(b) TO NOTE PURCHASE AGREEMENT

Schedule 4.1.26(b)

Downside Case

$000s (except where noted)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Closing Sources and Uses

[***] Confidential Treatment Requested

Schedule 4.1.26(b)

Downside Case

$000s (except where noted)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Closing Sources and Uses

($000s)

Sources	Total%	Total $	Uses	Total %	Total $
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
			[***]	[***]	[***]
			[***]	[***]	[***]

Total	[***]	[***]	Total	[***]	[***]

[***] Confidential Treatment Requested

SCHEDULE 4.1.27

PROJECT SCHEDULE

[See Attached]

SCHEDULE 4.1.27 TO NOTE PURCHASE AGREEMENT

Schedule 4.1.27

Project Schedule

Site Address
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Project Final Completion                                 9/30/2015

[***] Confidential Treatment Requested

SCHEDULE 4.1.29

LIST OF DIRECT AGREEMENTS

1.	Direct Agreement with respect to the PUMA and ASA.

2.	Direct Agreement with respect to the [***] ESA.

3.	Direct Agreement with respect to the [***] ESA-1.

4.	Direct Agreement with respect to the [***] ESA-2.

5.	Direct Agreement with respect to the [***] ESA-3.

6.	Direct Agreement with respect to the [***] ESA-4.

7.	Direct Agreement with respect to the [***] ESA-5.

[***] Confidential Treatment Requested

SCHEDULE 4.1.29 TO NOTE PURCHASE AGREEMENT

SCHEDULE 5.3

DISCLOSURE MATERIALS

1.	Private Placement Memorandum of May 2014 posted to the datasite established by J.P. Morgan Securities LLC with respect to Note Purchase Agreement.

2.	Bloom Energy Overview investor presentation dated May 2014 posted to the datasite established by J.P. Morgan Securities LLC with respect to Note Purchase Agreement.

SCHEDULE 5.3 TO NOTE PURCHASE AGREEMENT

SCHEDULE 5.5

FINANCIAL STATEMENTS

1.	Audited annual financial statements of Bloom Energy Corporation for the year ended December 31, 2013.

SCHEDULE 5.5 TO NOTE PURCHASE AGREEMENT

SCHEDULE 5.15

EXISTING DEBT

None.

SCHEDULE 5.15 TO NOTE PURCHASE AGREEMENT

SCHEDULE 5.19

PERMITS

None.

SCHEDULE 5.19 TO NOTE PURCHASE AGREEMENT

SCHEDULE 8.1

AMORTIZATION SCHEDULE

Date	[***]
[***]	[***]

[***] Confidential Treatment Requested

SCHEDULE 8.1 TO NOTE PURCHASE AGREEMENT

Date	Amortization Amount
[***]	[	***]

[***] Confidential Treatment Requested

SCHEDULE 8.1 TO NOTE PURCHASE AGREEMENT

SCHEDULE 9.2

REQUIRED INSURANCE

The Company shall, without cost to the Secured Parties, obtain and maintain or cause to be obtained and maintained in full force and effect the insurance policies as required in this Schedule.

In each case the policies must be with insurance carriers with a rating of at least A- and a financial size category of at least X by A.M. Best or A by S&P or otherwise reasonably acceptable to the Required Holders.

The policies specified in Appendix 1 of this Schedule shall be in full force and effect at all times on and after the Closing Date or at such later inception date as is permitted by Appendix 1 to this Schedule until termination of the Credit Documents subject to renewal no more frequently than annually.

At no time shall there be any gap in cover.

The policy limits and cover of the insurances required in this schedule shall be sufficient to satisfy the requirements set forth in the Project Documents, but in no event less than the limits and coverage provisions set forth in Appendix 1 herein. The obligation to verify that the insurances carried by the Company meet the requirements of the Project Documents shall rest solely with the Company.

The Company shall not violate or permit to be violated any condition, provision or requirement of any insurance policy required by this Schedule, and the Company shall perform, satisfy and comply with all conditions, provisions and requirements of all insurance policies.

The Company hereby waives any and every claim for recovery against the Purchasers or their directors, officers and employees and agents for any and all loss or damage covered by any insurance policies to be maintained under this Schedule to the extent such loss or damage is recovered under any such policy.

All policies of insurance required to be maintained pursuant to this Schedule, other than cover required by law, shall be endorsed such that if at any time they are cancelled, lapsed, terminated or suspended (by any party including the insuring parties), such cancellation, lapse, termination or suspension shall not become effective until at least [***] days after receipt by the Collateral Agent from such insurer of such cancellation, lapse, termination or suspension, except for non-payment of premium for which the required written notice shall be [***] days. In addition to this requirement, the Company shall inform each of the Purchasers as soon a reasonably possible if it becomes aware of and such cancellation, lapse, termination or suspension or of any reasonable prospect of such and shall further requite its broker to do the same.

[***] Confidential Treatment Requested

SCHEDULE 9.2 TO NOTE PURCHASE AGREEMENT

All policies of insurance required to be maintained pursuant to this Schedule except workers compensation and employers liability shall provide:

•	Additional Insured status for the Collateral Agent and each of the Purchasers, the Equity Investors, the Sponsor and in the case of liability policies only also their respective affiliates, directors, officers, employees and agents (collectively, the “Additional Insureds”). This requirement shall not apply to any professional indemnity policy.

•	Waivers of subrogation from the insurers in favor of the Additional Insureds.

•	Policies shall either (a) be non-cancellable except for non-payment of premium with at least [***] days written notice of such to each of the Purchasers; or (b) have cancellation/non-payment provisions in accordance with the provisions of this Schedule.

•	Each Purchaser or the Collateral Agent, on behalf of the Purchasers, will have the right but not the obligation to pay premiums on behalf of the Company in case of non-payment.

•	Policies shall be unaffected by any bankruptcy or foreclosure relating to the Company or the Project.

•	Insurance shall be primary and not excess to or contributing with any other insurance or self-insurance maintained by the Company or the Additional Insureds. However, policies can act in excess of underlying policies and any policies provided by contractors in accordance with the requirements of this Schedule.

•	The Company shall ensure that no Insurer of a policy required in accordance with the terms of this Schedule shall permit the first named insured under such policy to reduce limits or cover or degrade terms and conditions without the prior written approval of the Required Holders.

•	The Additional Insureds shall have no obligations whatsoever including but not limited to no obligation to pay premium and no obligation to pay deductibles.

•	Policy limits shall act in excess of deductibles including the indemnity period for time element insurance which shall act in excess of the delay deductible for such insurance.

•	Insurer costs and expenses including any associated with claims including claims adjustment are for the account of the relevant insurer and further will not be deducted from policy limits or sublimits.

In addition, all property policies including marine cargo (if applicable) and further including any time element insurance shall provide:

•	That the Collateral Agent for the benefit of the holders of the Notes shall be sole loss payee of any amounts payable under the policies in relation to the Company and the Project.

•	A non-vitiation clause the form of a multiple insured clause or equivalent protection acceptable to the Required Holders acting reasonably.

•	Cover for accidental errors and omissions with, to the extent available on commercially reasonable terms, with no sublimit applied or otherwise a sublimit acceptable to the Collateral Agent acting reasonably.

•	Replacement cost, new for old, with no deduction of any kind including no coinsurance provision or a waiver thereof and no allowance for depreciation (accounting or otherwise), obsolescence or loss of value over time other than in a total constructive loss or other scenario where repair/replacement does not follow loss.

[***] Confidential Treatment Requested

SCHEDULE 9.2 TO NOTE PURCHASE AGREEMENT

•	An advance or partial payment endorsement.

•	A clause requiring the insurer to make final payment on any claim within [***] days after the submission of proof of loss and its acceptance by the insurer.

•	Except for marine transit policies, a LEG2 exclusion or similar endorsement with no sublimit applied.

In addition, all liability policies except workers compensation and employers liability shall provide:

•	Severability.

•	Cross liability with no insured or additional insured excluded.

The above requirements shall be referred to as the “Required Holder Provisions”. The Required Holder Provisions can be provided either as endorsements to or in the main body of the relevant policy. All policies that replace or renew policies shall contain provisions, including limits, sublimits, deductibles, exclusions and the Required Holder Provisions, that are, mutatis mutandis, in all material regards at least the same as those in place at the Closing Date or, if later, the date of first inception of such policy cover, except in relation to risks where exposure no longer exists or where a better level of cover is provided or which would be required in accordance with the provisions of this Schedule.

The Company shall provide each of the Purchasers as soon as reasonably possible prior to financial close, and at least [***] days prior to any subsequent policy inception or renewal, a certificate of pre-agreed format from:

•	Each placing broker confirming:

•	Summary policy terms in the pre-agreed format.

•	That all policies required by this schedule are in full force and effect.

•	All insurance premiums that are due and payable have been paid in full with no premium overdue.

There shall be appended to such certificate or letter of undertaking insurance certificates for each policy required by this Schedule listing the major sublimits (to be agreed) and confirming that all required endorsements that apply to such policy are in place.

•	The Insurance Consultant confirming that:

•	The insurance provided complies with the requirements of this Agreement including this Schedule and further complies with the requirements of the Company in the Project Documents.

•	That the undertakings made by each placing broker conform to the requirements of prudent industry practice.

The Collateral Agent may, at its sole discretion, waive the requirement for a certificate from the Insurance Consultant at policy replacement/renewal without requiring the approval of the Holders or the Required Holders.

[***] Confidential Treatment Requested

SCHEDULE 9.2 TO NOTE PURCHASE AGREEMENT

The insurance provided by the Company shall be at least that evidenced in any certificates or other evidence provided by or on behalf of the Company.

Any of the requirements of this Schedule can be satisfied by single or by combined policies. However, as would be deemed necessary in accordance with prudent industry practice, a joint loss agreement will be required and included as part of the respective policies (for example, if there were separate marine transit and builders all-risk policies, then a 50:50 clause would be required).

If in the opinion of the Company, acting reasonably, any insurance, including the terms and conditions, required endorsements and limits or deductibles thereof, hereby required by this Schedule to be maintained, other than insurance required to be maintained by law which shall be maintained at all times, shall not be available on commercially reasonable terms in the commercial insurance market, the Company shall promptly inform the Collateral Agent and each of the Purchasers of such purported unavailability and the Company shall seek a waiver from the Required Holders in relation to such purported unavailability in which case the Required Holders, acting after consultation with the Insurance Consultant, shall not unreasonably withhold agreement to waive such requirement to the extent the maintenance thereof is not so available. The granting by the Required Holders of any such waiver is conditional on: (i) the Company first requesting such waiver in writing, which request shall be accompanied by written reports prepared by the Company and its placing broker certifying that such insurance is not available on commercially reasonable terms in the commercial insurance market for projects of similar type and capacity and, in any case where the required amount is not so available, certifying as to the maximum amount which is so available, and explaining in detail the basis for such conclusions and the form and substance of such reports to be reasonably acceptable to the Required Holders after consultation with the Insurance Consultant; (ii) at any time after the granting of any such waiver, any Secured Party may request, and the Company shall furnish to each Secured Party within [***] days after such request, supplemental reports reasonably acceptable to the Required Holders updating the prior reports and reaffirming such conclusion; (iii) any such waiver granted by the Required Holders can amend, to the extent reasonably required to mitigate any increased risks created by the absence of insurance cover that is the subject of the waiver, any of the terms of this Schedule and this Agreement; (iv) any Purchaser may require the Company to obtain the best available insurance comparable to the requirements of this Schedule on commercially reasonable terms then available in the commercial insurance market (as determined by the Insurance Consultant); and (v) such waiver shall be effective only so long as such insurance shall not be available on commercially reasonable terms in the commercial insurance market (as determined by the Insurance Consultant) it being understood that the failure of the Company to furnish any supplemental reports shall be deemed to be conclusive evidence that such waiver is no longer effective because such condition no longer exists, but that such failure is not the only way to establish such non-existence.

Any failure on the part of any Secured Party to pursue or obtain the evidence of insurance required by this Schedule from the Company and/or failure to point out any non-compliance of such evidence of insurance shall not constitute a waiver of any of the insurance requirements in this Schedule.

[***] Confidential Treatment Requested

SCHEDULE 9.2 TO NOTE PURCHASE AGREEMENT

Each liability insurance policy required pursuant to this Schedule that is permitted to be written on a “claims made” basis shall provide (a) a retroactive date (as such term is specified in each of such policies) that is no later than the Closing Date and (b) each time any policy written on a “claims made” basis is not renewed or the retroactive date of such policy is to be changed, the Company shall obtain and maintain, or cause to be obtained or maintained, for each such policy or policies the broadest extended reporting period coverage, or “tail”, reasonably available in the commercial insurance market for each such policy or policies but in no case less than three (3) years. The Company may satisfy the requirements of this Section by obtaining “prior acts” coverage from a subsequent insurance carrier on terms acceptable to the Collateral Agent, acting reasonably.

All property insurance including marine cargo and any time element insurance shall not include any annual or term aggregate limits or sublimits except for the perils of windstorm, flood, earth movement, unintentional errors & omissions in reporting and land and water decontamination but only to the extent permitted in Appendix 1 to this Schedule. Liability policies may have general aggregate limits in accordance with prudent insurance market practice.

All insurance policies required to be maintained pursuant to this Schedule shall contain terms and conditions reasonably acceptable to the Required Holders following consultation with the Insurance Consultant.

In the event that at any time the insurance as herein provided or as evidenced shall be reduced or cease to be maintained, then (without limiting the rights of any Secured Party hereunder in respect of the Event of Default which arises as a result of such failure) any Secured Party, upon [***] Business Days’ prior written notice (unless such insurance coverage would lapse within such period, in which event notice should be given as soon as reasonably possible) to the Company of any such failure, may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same. All amounts so advanced for such purpose shall become an additional obligation of the Company to the Secured Parties that provided such funding, and the Company shall forthwith pay such amounts, together with interest on such amounts at the applicable Default Rate from the date so advanced.

The Required Holders can, acting reasonably, require such additional cover to be provided as is required to conform to prudent industry practice.

The Required Holders shall have the option to be present and/or to send representatives during meetings and/or negotiations with insurers of any loss settlement in relation to the Company or the Project regarding (a) total constructive loss or any scenario in which repair/replacement will not follow loss, (b) any circumstance involving a claim in relation to an event or series of events which has or could be reasonably expected to lead to a Default. Neither the Company nor any of its Affiliates shall be permitted to settle any such claim with an insurer without the approval of the Required Holders to the agreed settlement.

[***] Confidential Treatment Requested

SCHEDULE 9.2 TO NOTE PURCHASE AGREEMENT

Each Purchaser may, pursuant to its rights and obligations under this Agreement and this Schedule and the provisions therein, consult with the Insurance Consultant and require reports, compliance certificates and other work product from the Insurance Consultant.

Terms used in this Schedule, unless otherwise specifically defined, shall have the meaning normally ascribed to them in accordance with prudent industry practice in relation to a project similar in type and jurisdiction as the Project.

SCHEDULE 9.2 TO NOTE PURCHASE AGREEMENT

APPENDIX 1

All-Risk” property form, as such term is used in the insurance industry, including coverage for the perils of flood, earthquake, hail, lightning, strike, riot and civil commotion, vandalism and malicious mischief. Such policy shall insure all real and personal property of the Company whether at a fixed (including non-owned location for off-Site repair or refurbishment), off-Site storage or a warehouse location or while in the course of inland or ocean transit (as the case may be), for an amount of not less than the greater of (a) $27,500,000 and (b) 10% of the current aggregate replacement cost of the Project.

The policy shall provide cover in accordance with this Schedule 9.2 for each System from the time no later than the time of delivery to the Company in accordance with the terms of the PUMA or such earlier time that the Company has risk of loss. This cover shall include cover for installation, testing including hot testing and commissioning sufficient to cover planned testing and commissioning activities and any likely over-run of such activities.

Sub-limits are permitted with respect to the following perils:

•	For earthquake and flood a combined aggregate limit as commercially available but in no event less than $12,500,000;

•	Unintentional Errors & Omissions, aggregated limit as commercially available but in no event less than $7,000,000

•	such other coverages customarily sub-limited and/or aggregated or restricted in reasonable amounts consistent with current industry practice, including without limitation, extra expense, debris removal, on site pollutant cleanup (resulting from a covered peril) and other perils normally sub-limited.

Such policy shall include: (a) an automatic reinstatement of limits following each loss except for those perils normally aggregated (including the perils of earthquake, named windstorm, pollution cleanup and flood), (b) replacement cost valuation with no deduction for depreciation and no coinsurance clauses (or a waiver thereof).

Business Interruption insurance triggered by any and all losses covered for property damage subject to such additional exclusions as are customary for time element insurance shall be provided for not less than [***] projected covered revenue loss less non-recurrent costs, minimum $5,000,000, and for an indemnity period of not less than [***] for example:

a)	if the main policy limit for property damage is 10% of the total portfolio replacement cost; then

b)	the limit for business interruption shall be at least 10% of annual revenues for the portfolio over a12 indemnity period, minimum $5,000,000.

Contingent business interruption shall be provided in accordance with prudent industry practice, minimum $5,000,000.

SCHEDULE 9.2 TO NOTE PURCHASE AGREEMENT

Such policy may have per occurrence deductibles of not greater than One Hundred Thousand Dollars ($100,000) for all perils except (a) five percent (5%) of the value of property damaged by either earthquake or flood subject to a minimum of up to Two Hundred and Fifty Thousand Dollars ($250,000); and (b) fourteen (14) days for Business Interruption.

(a)	Marine Cargo and Marine Business Interruption Insurance

To the extent a material exposure exists, transit coverage, either included in a property policy or under a separate policy (including air, land and ocean cargo, as applicable) on an “all-risk” basis and a “warehouse to warehouse” basis with a per occurrence limit equal to not less than 110% of the value including transit and insurance of such shipment involving Project or any other Collateral assets to or from any storage site or the Project site at all times for which the Company has accepted risk of loss or has responsibility for providing insurance. Coverage shall include loading and unloading, temporary storage (as applicable). Coverage shall be maintained in accordance with prudent industry practice in all regards with per occurrence deductibles of not more than $100,000 for physical damage and other terms and conditions acceptable to the Required Holders and the Equity Investors in consultation with the Insurance Consultant.

Marine Business Interruption insurance shall be attached to the Marine Cargo policy providing equivalent cover, mutatis mutandis, to the Business Interruption cover attached to the All Risk Property policy in accordance with the terms of this Schedule.

(b)	General Liability

A limit of $1,000,000 per occurrence and in the aggregate shall be provided for:

•	Property damage, death and injury (including mental injury).
•	Broad form property damage.
•	Blanket contractual.
•	Products/completed operations
•	Advertising injury
•	XCU

Deductibles shall be the best commercially available in accordance with prudent industry practice.

(c)	Automobile Liability

Automobile liability insurance, to the extent exposure exists, including coverage for owned, non-owned and hired automobiles for both bodily injury and property damage and containing appropriate no-fault insurance provisions or other endorsements in accordance with state legal requirements, with a combined single limit of no less than $1,000,000 per accident with respect to bodily injury, property damage or death. Deductibles shall be the best commercially available in accordance with prudent industry practice.

SCHEDULE 9.2 TO NOTE PURCHASE AGREEMENT

(d)	Workers’ Compensation and Employer’s Liability

If the Company has employees, workers’ compensation insurance in compliance with statutory requirements and employer’s liability insurance, to the extent exposure exists, with a limit of not less than $1,000,000 per accident, per employee and per disease including such other forms of insurance that the Company is required by law to provide for the Project, all other states’ endorsement and, to the extent any exposure exists, coverage with respect to the USL&H Act and Jones Act, covering loss resulting from bodily injury, sickness, disability or death of the employees of the Company. Deductibles shall be the best commercially available in accordance with prudent industry practice.

(e)	Pollution Liability

Pollution liability insurance for liability arising out of property damage or bodily injury to third parties as a result of sudden and accidental pollution including the cost of on-site and off-site clean up in an amount not less than $1,000,000 per occurrence and in the aggregate. Deductibles shall be the best commercially available in accordance with prudent industry practice.

(f)	Umbrella Liability Insurance

An aggregate limit of $15,000,000 (or $20,000,000, if so required by any Project Document) shall be attached and in excess of the underlying general liability, automobile liability, employers’ liability policies on a following form basis with drop down provisions.

(g)	Errors and Omissions Liability

Errors and omissions insurance for liability arising out of property damage or bodily injury to third parties as a result of prototype manufacturing errors and omissions liability $1,000,000 per glitch and in the aggregate. Deductibles shall be the best commercially available in accordance with prudent industry practice.

(h)	Directors & Officers Insurance

Directors & Officers insurance, including Employment Practices (if employees) in an amount not less than $10,000,000 on industry standard policy forms subject to a retention not to exceed $50,000. This requirement may be satisfied by a corporate policy.

SCHEDULE 9.2 TO NOTE PURCHASE AGREEMENT

EXHIBIT 1

FORM OF 6.07% SENIOR SECURED NOTE DUE MARCH 30, 2030

[FORM OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTE AS INDEBTEDNESS OF THE COMPANY FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

EXHIBIT 1 TO NOTE PURCHASE AGREEMENT

2014 ESA PROJECT COMPANY, LLC

6.07% SENIOR SECURED NOTE DUE MARCH 30, 2030

No. [ ]	July [●] , 2014
$[ ]	PPN 90214G AA5

FOR VALUE RECEIVED, the undersigned, 2014 ESA PROJECT COMPANY, LLC (herein called the “Company”), a limited liability company formed and existing under the laws of the State of Delaware, hereby promises to pay to [                                        ], or registered assigns, the principal sum of [                                        ] DOLLARS (or so much thereof as shall not have been prepaid) on March 30, 2030 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.07% per annum from the date hereof, payable quarterly, on the 30th day of March, June, September and December in each year, commencing with the September 30 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at the Default Rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Collateral Agent in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of July 18, 2014 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Article 20 of the Note Purchase Agreement and (ii) made the representations set forth in Article 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is registered in the register of Notes maintained by the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

EXHIBIT 1 TO NOTE PURCHASE AGREEMENT

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

2014 ESA PROJECT COMPANY, LLC

By
[Title]

EXHIBIT 1 TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.1.13(a)

FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY

[See Execution Version]

EXHIBIT 4.1.13(a) TO NOTE PURCHASE AGREEMENT

Exhibit 4.1.13(b)

FORM OF OPINION OF LOCAL COUNSEL

TO THE COMPANY

[See Execution Version]

EXHIBIT 4.1.13(b) TO NOTE PURCHASE AGREEMENT

185 Asylum

Street

Hartford

Connecticut

06103

tel 860.509.6500

PHILIP M. SMALL	fax 860.509.6501

direct dial: (860) 509-6575

fax: (860) 509-6675

psmall@brownrudnick.com

July 18, 2014

OPINION LETTER

To the Addressees Listed on Schedule E Attached Hereto

Re:	Note Purchase Agreement Dated as of July 18, 2014, by and between 2014 ESA Project Company, LLC and the Addressees listed in Items 1-16 in Schedule E (the “Note Purchasers”) (the “Note Purchase Agreement”)

Ladies and Gentlemen:

We have acted as special Connecticut counsel to 2014 ESA Project Company, LLC, a Delaware limited liability company (the “2014 Project Company”) (the “Opinion Party”) in connection with the Note Purchase Agreement. This opinion letter, including the schedules hereto (the “Opinion Letter”), is being furnished to you pursuant to Section 4.1.13(b) of the Note Purchase Agreement.

We note that our representation of the Opinion Party has been limited to the Note Purchase Agreement and other discrete matters for which we have been engaged.

In connection with this Opinion Letter, we have examined the documents listed as Items 1 through 3 in Schedule A attached hereto (collectively, the “Documents”). The documents listed as Items 1 through 2 in Schedule A are referred to herein as the “Transaction Documents.” We have also reviewed the laws of the State of Connecticut listed in Schedule B (the “Covered Laws”); such list includes the Connecticut energy and utility laws that are customarily of concern to this and other law firms in Connecticut that render and review energy and utility law opinions for projects of this type. We have, without independent investigation, relied upon the representations and warranties of the various parties as to matters of objective fact contained in the Documents.

Except as specifically noted herein, we have not made any independent review or investigation of orders, judgments, rules and regulations (except the rules and regulations promulgated pursuant to the Covered Laws) decrees, contracts, or agreements by which the Opinion Party or its respective property may be bound, nor have we made any independent investigation as to the existence of actions, suits, investigations, or proceedings, if any, pending or threatened against the Opinion Party.

Brown Rudnick LLP        Boston  |  Dublin  |  Hartford  |  New York  |  Orange Country  |  Providence  |  Washington DC

Letter to The Addressees Listed in Schedule E July 18, 2014 Page 2 of 4

With your concurrence, the opinions hereinafter expressed, whether or not qualified by language such as “to our knowledge,” are based solely upon (1) our review of the Documents; (2) such review of published sources of law as we have deemed necessary in our professional judgment; and (3) the conscious knowledge of those attorneys with the firm who have given substantive legal representation to the Opinion Party.

This firm, in rendering legal opinions, customarily makes certain assumptions which are described in Schedule D attached hereto. In the course of our representation of the Opinion Party, nothing has come to our attention which causes us to believe that reliance upon any of those assumptions is inappropriate, and thus with your concurrence, the opinions hereinafter expressed are based upon those assumptions.

Our opinion in numbered paragraph 1 is limited to the laws of the State of Connecticut included in the Covered Laws.

Our opinions hereafter expressed are further limited to transactions that occur in the State of Connecticut pursuant to the Transaction Documents, or that result from the construction, operation, maintenance and use of the Systems in the State of Connecticut pursuant to the Transaction Documents.

We express no legal opinion upon any matter other than that explicitly addressed in numbered paragraph 1 below, and our express opinions therein contained shall not be interpreted to be implied opinions upon any other matter. For example, without limiting the generality of the foregoing, unless expressly stated herein, we are rendering no opinion upon the following legal issues, laws or provisions of the Transaction Documents: (a) Federal securities laws and regulations administered by the Securities and Exchange Commission, state “Blue Sky” laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments; (b) Federal Reserve Board margin regulations; (c) pension, labor and employee benefit laws and regulations (e.g., ERISA and the Fair Labor Standards Act); (d) Federal and state antitrust and unfair competition laws and regulations; (e) Federal and state laws and regulations concerning filing and notice requirements (e.g., Hart-Scott-Rodino and Exon-Florio); (f) the Equal Credit Opportunity Act; (g) compliance with fiduciary duty requirements; (h) the ordinances, bylaws, administrative decisions, rules and regulations of municipalities, counties and special political subdivisions (e.g., water agencies, port and transportation authorities, joint power districts and turnpike authorities); (i) the creation, attachment, perfection or priority of any lien on any real or personal property; (j) fraudulent transfer and fraudulent conveyance laws; (k) Federal, state and local environmental laws, land use and subdivision laws and regulations; (l) Federal and state tax laws and regulations (including FIRPTA); (m) Federal patent, copyright and trademark, state trademark, and other Federal and state intellectual property laws and regulations; (n) Federal and state racketeering laws and regulations (e.g., RICO); (o) Federal and state health and safety laws and regulations (e.g., OSHA); (p) Federal and state laws, regulations and policies concerning (i) national and local emergency; (ii) homeland security or terrorism; (iii) judicial deference to acts of sovereign states; and (iv) criminal and civil forfeiture laws; (q) other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes); (r) the

Letter to The Addressees Listed in Schedule E July 18, 2014 Page 3 of 4

validity or enforceability under certain circumstances of any provisions which waive statutory rights to receive notice or to be allowed to cure, reinstate or redeem in the event of default; (s) state, county and local road use, building, or construction matters; and (t) permits issued by municipalities under state law.

In rendering this Opinion Letter, we are not passing or opining upon and do not assume any responsibility for the accuracy, sufficiency, completeness or fairness of any statements, representations, warranties, descriptions, information or financial data supplied to the parties with respect to the Documents and we advise you that we have not independently verified the accuracy, sufficiency, completeness or fairness of any of the foregoing.

For purposes of this Opinion Letter, we have assumed, without any investigation or inquiry, that (a) each party to the Documents is validly existing and in good standing in the state of its creation and is authorized to do business in and is in good standing in the State of Connecticut; (b) each party to the Documents has full power and authority to execute, deliver and perform its obligations under the Documents; (c) each party to the Documents has been duly authorized to execute and deliver the Documents and all actions or approvals necessary to bind each such party under the Documents have been taken or obtained; (d) the Documents have been duly executed and delivered by all parties thereto; (e) each of the Documents is valid, binding and enforceable in accordance with its terms; (f) the Opinion Party does not own, lease, maintain, operate, manage or control poles, wires, conduits or other fixtures in, along, over or crossing any public highway, public street or public right-of-way for the transmission or distribution of electricity, for the sale of electricity or for electric distribution-related services; and (g) the Opinion Party does not own, lease, maintain, operate, manage or control mains, pipes or other fixtures, in public highways or streets, for the transmission or distribution of gas for sale for heat or power within this state and is not engaged in the manufacture of gas to be so transmitted or distributed for such purpose.

Based upon and subject to the foregoing, we are of the opinion that:

1. The Opinion Party is not, solely by virtue of entering into and performing its obligations under the Transaction Documents to which it is a party, subject to or not exempt from regulation as a “public service company”, an “electric distribution company” or an “electric company” as such terms are defined, respectively, in Section 16-1 of the Connecticut General Statutes as amended by Connecticut Public Act 13-298, or a “utility” as defined in Section 16-234 of the Connecticut General Statutes, as amended by Connecticut Public Act 13-298.

This Opinion Letter is rendered to you for your benefit in connection with the Note Purchase Agreement described in the first paragraph of this Opinion Letter and may not be delivered to, or relied upon by any other party without our prior written consent, except that copies of this Opinion Letter may be furnished to independent auditors and legal counsel in connection with their providing advice regarding such Note Purchase Agreement and to appropriate regulatory authorities or pursuant to an order or legal process of any relevant governmental authority (including, without limitation, the National Association of Insurance

Letter to The Addressees Listed in Schedule E July 18, 2014 Page 4 of 4

Commissioners) and to your permitted successors and assigns and prospective successors and assigns. We disclaim any obligation to update this Opinion Letter for events occurring or coming to our attention after the date hereof. We hereby consent to reliance hereon by your successors or assigns pursuant to the Transaction Documents, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) we have no responsibility or obligation to consider the applicability or correctness of this letter to anyone other than its addressees, or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a successor or assign must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the successor or assign at such time.

Very truly yours,

BROWN RUDNICK LLP

PMS/TJR/APS

SCHEDULE A

LIST OF DOCUMENTS

1)	Energy Server Use and License Agreement, dated as of December 31, 2013, by and between [***] and 2014 Project Company (the “Energy Server Use Agreement”);

2)	Note Purchase Agreement, dated as of July 18, 2014, by and between 2014 Project Company and the Note Purchasers (the “Note Purchase Agreement”);

3)	Certificate of 2014 Project Company, attached hereto as Schedule C.

[***] Confidential Treatment Requested

A-1

SCHEDULE B

COVERED LAWS

(1)	Public Service Companies, Connecticut General Statutes, Title 16.

B-1

SCHEDULE C

COMPANY CERTIFICATE

WHEREAS, Brown Rudnick LLP has been asked to render a legal opinion regarding certain Connecticut law issues (the “Opinion”) in relation to a Note Purchase Agreement dated as of July 18, 2014, by and between 2014 ESA Project Company, LLC (the “Company”) and the Note Purchasers listed in Schedule A to the Note Purchase Agreement (“Note Purchasers”) (the “Note Purchase Agreement”) associated with the financing of certain Connecticut fuel cell systems (“Systems”). The Systems are listed in Exhibit A to the Energy Server Use and License Agreement (“ESUA”) dated as of December 31, 2013 by and between the Company and [***] Such Systems may be constructed and owned by the Company. Applying the meanings to capitalized terms used herein and as are set forth in the Opinion, I, W.E. Brockenborough, President of the Company, hereby certify on behalf of the Company, that:

(1)	The Company does not own, lease, maintain, operate, manage or control electric poles, wires, conduits or other fixtures in, along, over or crossing any public highway, public street or public right-of-way in Connecticut;

(2)	The Company does not provide electric energy, electric capacity or electric generation-related services to end-use customers in Connecticut using the transmission or distribution facilities of an electric distribution company and does not gather together electric customers for the purpose of negotiating the purchase of electric generation services from an electric supplier;

(3)	The Company does not own, lease, maintain, operate, manage or control any gas mains, pipes or other fixtures in public highways or streets in Connecticut, and is not engaged in the manufacture of gas;

(4)	The Company does not own, lease, maintain, operate, manage or control any equipment or facilities in Connecticut for the provision of telecommunications services, community antenna cable services, noncable communications services or video programming services.

(5)	The Company does not own, lease, maintain, operate, manage or control any equipment or facilities for the provision of water to consumers and does not own, lease, maintain, operate, manage or control any sewage disposal facilities for general use in any Connecticut municipality that discharge treated effluent to the waters of Connecticut;

(6)	The Company does not own, lease, maintain, operate, manage or control any equipment or facilities in Connecticut for transportation, transmission or distribution of thermal energy or petroleum products.

This Certificate is being provided to Brown Rudnick LLP in connection with the financing of the Systems, and may be relied upon as to factual matters by all parties to the Note Purchase Agreement for that purpose.

[***] Confidential Treatment Requested

C-1

2014 ESA PROJECT COMPANY, LLC

By:

Name: W.E. Brockenborough

Its: Vice President

Date: 7/18/2014

[Signature Page to Brown Rudnick Opinion Officer’s Certificate]

C-2

SCHEDULE D

BROWN RUDNICK LLP STANDARD ASSUMPTIONS

In rendering legal opinions in third party transactions, Brown Rudnick LLP makes certain customary assumptions described below:

1. Each natural person executing the Documents has sufficient legal capacity to enter into such Documents.

2. The Opinion Party and each other person that is a party to the Documents holds requisite title and rights to any property involved in the Documents and purported to be owned by such person or party.

3. Except for legal requirements relating to status which we, in the exercise of customary professional diligence, would reasonably recognize as being generally and customarily applicable directly to loan transactions, each party to the Documents has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Documents and has satisfied all legal requirements necessary to make the Documents enforceable against such party.

4. Each Document is accurate, complete and authentic, each original is authentic, each copy conforms to an authentic original and all signatures are genuine.

5. All official public records are accurate, complete and properly indexed and filed and all statutes, judicial and administrative decisions and agency regulations are available in a format that makes legal research reasonably feasible.

6. There has not been any mutual mistake of fact or misunderstanding, fraud, duress, or undue influence by or among any of the parties to the Documents.

7. The conduct of the parties to the Documents has complied in the past and will comply in the future with any requirement of good faith, fair dealing and conscionability.

8. The Opinion Party and each other person that is party to the Documents have acted in good faith and without notice of any defense against the enforcement of any rights created by, or adverse claim to any property or security interest transferred or created as part of the Documents.

9. There are no agreements or understandings among the parties to or bound by the Documents, written or oral, and there is no usage of trade or course of prior dealing among such parties, that would define, modify, waive, or qualify the terms of the Documents.

10. All parties to or bound by the Documents will refrain from taking any action that is forbidden by the terms and conditions of the Documents.

D-1

11. No agreement, franchise, or governmental permit, license, or approval which has been collaterally assigned to the Opinion Party in the Documents, is subject to any restriction upon assignment or transfer which has not been satisfied.

12. Each party to the Documents has received the consideration recited in the Documents and that such consideration is adequate in each instance.

D-2

SCHEDULE E

OPINION ADDRESSEES: NOTE PURCHASERS AND COLLATERAL AGENT(S)

1.	ING LIFE INSURANCE AND ANNUITY COMPANY

2.	ING USA ANNUITY AND LIFE INSURANCE COMPANY

3.	RELIASTAR LIFE INSURANCE COMPANY

4.	SECURITY LIFE OF DENVER INSURANCE COMPANY

5.	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

6.	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

7.	PAN-AMERICAN LIFE INSURANCE COMPANY

8.	MODERN WOODMEN OF AMERICA

9.	THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

10.	NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

11.	UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY

12.	DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent under the Note Purchase Agreement

13.	BLOOM ENERGY CORPORATION

14.	2014 ESA PROJECT COMPANY, LLC

15.	2014 ESA HOLDCO, LLC

16.	CLEAN TECHNOLOGIES 2014, LLC.

E-1

Exhibit 4.1.13(c)

FORM OF OPINION OF DELAWARE COUNSEL

TO THE COMPANY

[See Execution Version]

EXHIBIT 4.1.13(c) TO NOTE PURCHASE AGREEMENT

July 18, 2014

To Each of the Persons

Listed on Schedule A

Attached Hereto

Re:	2014 ESA Project Company, LLC

Ladies and Gentlemen:

We have acted as special Delaware counsel to 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”). This opinion letter is being furnished to you at the request of the Company. Capitalized terms used herein and not otherwise defined are used as defined in the LLC Agreement (as defined below), except that reference herein to any instrument shall mean such instrument as in effect on the date hereof.

For purposes of giving the opinions set forth below, our examination of documents has been limited to the examination of originals, forms or copies furnished to us of the following documents:

(a)	the Limited Liability Company Agreement of 2014 ESA Project Company, LLC, dated as of November 12, 2013, entered into by 2014 ESA Holdco, LLC, as the sole Member;

(b)	the Amended and Restated Limited Liability Company Agreement of 2014 ESA Project Company, LLC dated as of the date hereof (the “LLC Agreement”) entered into by 2014 ESA Holdco, LLC (the “Member”);

(c)	a Certificate of Good Standing for the Company, dated a recent date, issued by the Secretary of State of the State of Delaware (the “Secretary of State”);

(d)	a copy, certified by the Secretary of State, of the Certificate of Formation of 2014 ESA Project Company, LLC filed with the Secretary of State on November 12, 2013 (the “LLC Certificate”);

(e)	the Certificate of the Managing Member, dated the date hereof (the “Certificate”), stating, among other things, that the LLC Agreement and the LLC Certificate are in effect and that the LLC Agreement constitutes the entire “limited liability company agreement” (as defined in Section 18-101(7) of the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq. (the “LLC Act”)) as to the affairs of the Company and the conduct of its business; and

(f)	the Energy Server Use and License Agreement, dated as of December 31, 2013 (the “[***] PPA”), by and between the Company, as Supplier, and [***], Inc., as Customer.

[***] Confidential Treatment Requested

500 Delaware Avenue, Suite1500  |  Wilmington, DE 19801-1494    T 302.888.6800    F 302.888.6989

Mailing Address    P.O. Box 2306  |  Wilmington, DE 19899-2306    www.morrisjames.com

To Each of the Persons Listed in Schedule A Hereto July 18, 2014 Page 2

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above (collectively, the “Documents”). In particular, we have not reviewed any document (other than the Documents) that is referred to in or incorporated by reference into any Document. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with (i) the opinions stated herein, or (ii) with any provision of the Documents. We have conducted no independent factual investigation of our own but rather have relied solely upon the Documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects and none of which we have independently investigated or verified.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Company has been duly formed and is validly existing and in good standing as a limited liability company under the LLC Act.

2. The LLC Agreement constitutes legal, valid and binding obligations of the Members and the Company, enforceable against the Members and the Company in accordance with the terms thereof.

3. The Company has all necessary limited liability company power and authority under the laws of the State of Delaware to own its properties and conduct its business as set forth in the LLC Agreement.

4. Neither the execution, delivery and performance by the Company of the [***] PPA, nor the consummation by the Company of the transactions contemplated thereby, nor the compliance by the Company with the terms thereof, will conflict with or result in a breach of, or constitute a default under the provisions of the LLC Certificate or the LLC Agreement, or violate any applicable law, rule or regulation of the State of Delaware applicable to the Company.

5. No authorization, consent or approval of, notice to or filing with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware is

[***] Confidential Treatment Requested

To Each of the Persons Listed in Schedule A Hereto July 18, 2014 Page 3

required for the execution and delivery of and the performance of the Company’s obligations under the [***] PPA, other than the filing of the LLC Certificate with the Secretary of State (which has been duly filed).

6. The [***] PPA constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

The foregoing opinions are subject to the following additional assumptions, exceptions and qualifications:

A. The opinions in this letter are limited to the laws of the State of Delaware as in effect on the date hereof (other than tax laws, securities laws, utility laws and rules, regulations, orders, and decisions relating thereto), and we have not considered and express no opinion on the effect of, concerning matters involving, or otherwise with respect to any other laws of any jurisdiction (including, without limitation, federal laws of the United States of America including bankruptcy laws), or rules, regulations, orders, or decisions relating thereto.

B. We have assumed: (i) the due incorporation or due formation, as the case may be, due organization, and valid existence in good standing under the laws of all relevant jurisdictions of each of the parties (other than the Company) and each of the signatories (other than natural persons) to the documents reviewed by us, (ii) the due authorization, execution, and delivery (and, as applicable, filing) of each of such documents by each of the parties thereto (other than the Company) and each of the signatories thereto, (iii) that each of such parties (other than the Company) and signatories had and has the power and authority to execute, deliver, and perform (and, as applicable, file) each of such documents, (iv) that none of such parties and signatories (other than natural persons) has dissolved and (v) the legal capacity of all relevant natural persons.

C. We have assumed that: (i) all signatures on all documents reviewed by us are genuine, (ii) all documents furnished to us as originals are authentic, (iii) all documents furnished to us as copies or specimens conform to the originals thereof, (iv) all documents furnished to us in final draft or final or execution form have not been and will not be terminated, rescinded, altered, or amended, are in full force and effect, and conform to the final, executed originals of such documents, and (v) each document reviewed by us constitutes the entire agreement among the parties thereto with respect to the subject matter thereof.

D. The foregoing opinions are subject to the effect upon the Documents of (i) bankruptcy, insolvency, moratorium, reorganization, receivership, fraudulent conveyance, preferential transfer, liquidation, and similar laws relating to or affecting rights and remedies of creditors generally, (ii) principles of equity, including, without limitation, applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), (iii) standards of good faith, fair dealing, course of dealing, course of performance, materiality, and reasonableness that may be applied by a court, considerations of public policy,

[***] Confidential Treatment Requested

To Each of the Persons Listed in Schedule A Hereto July 18, 2014 Page 4

and the exercise of judicial discretion, and (iv) federal or state securities law and public policy considerations relating to indemnification or contribution.

This opinion letter may be relied upon by you and your respective successors and permitted assigns in connection with the matters set forth herein, subject to the understanding that (i) the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to laws, rules and regulations in effect as of such date and (ii) we assume no obligation to advise you or any other Person of any changes to the foregoing subsequent to the delivery of this opinion letter. Without our prior written consent, this opinion letter may not be relied upon by or furnished to any other person or entity (other than your respective successors and permitted assigns) for any purpose; provided, that this opinion may be furnished to your accountants, attorneys, and to any governmental or regulatory body (including, without limitation, the National Association of Insurance Commissioners) to the extent required by applicable law or regulation.

Very truly yours,

LCL/pab

SCHEDULE A

ING LIFE INSURANCE AND ANNUITY COMPANY

ING USA ANNUITY AND LIFE INSURANCE COMPANY

RELIASTAR LIFE INSURANCE COMPANY

SECURITY LIFE OF DENVER INSURANCE COMPANY

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

PAN-AMERICAN LIFE INSURANCE COMPANY

MODERN WOODMEN OF AMERICA

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent under the Note Purchase Agreement

BLOOM ENERGY CORPORATION

2014 ESA PROJECT COMPANY, LLC

2014 ESA HOLDCO, LLC

CLEAN TECHNOLOGIES 2014, LLC

Exhibit 4.1.13(D)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

[See Execution Version]

EXHIBIT 4.1.13(d) TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.1.14

FORM OF INSURANCE CONSULTATION CERTIFICATE

Date: July [●], 2014

[Purchasers]

Ladies and Gentlemen:

Re: 2014 ESA Project Company, LLC – Insurance Consultant’s Certificate

The undersigned, a duly authorized representative of Moore-McNeil, LLC, a Tennessee limited liability company (the “Insurance Consultant”), hereby delivers this Insurance Consultant’s Certificate to you in accordance with Section 4.1.14 of that certain Note Purchase Agreement, dated as of July 18, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”) and the Purchasers party thereto. Capitalized terms used herein and not otherwise defined have the meanings provided in the Note Purchase Agreement.

The Insurance Consultant hereby makes the following statements in favor of the Secured Parties with respect to the Company and the Project as of the date hereof:

1. The Insurance Consultant acknowledges that pursuant to the Note Purchase Agreement, the Company is issuing Notes in connection with, among other things, the construction, operation and development of the Project and the Holders are relying on this Insurance Consultant’s Certificate and the Insurance Consultant’s report dated [●], 2014 (the “Insurance Consultant’s Report”), with respect to the Project.

2. Attached hereto as Annex I is an accurate and complete copy of the Insurance Consultant’s Report.

3. The Insurance Consultant’s Report was prepared in good faith by the Insurance Consultant pursuant to the scope of services in accordance with generally accepted consulting practices.

4. Nothing has come to the attention of the Insurance Consultant that causes the Insurance Consultant to believe that the Insurance Consultant’s Report, as of the date hereof, contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5. The Insurance Consultant hereby confirms, as of the date hereof, that the evaluations, conclusions and recommendations contained in the Insurance Consultant’s Report are accurate and complete in all material respects.

EXHIBIT 4.1.14 TO NOTE PURCHASE AGREEMENT

6. In connection with the preparation of the Insurance Consultant’s Report, personnel of the Insurance Consultant have participated in meetings or telephonic discussions with representatives of the Company and its Affiliates, the Company’s insurance broker, Collateral Agent, the Purchasers, counsel to the Company, counsel to Collateral Agent, and counsel to the Purchasers in respect of the Project.

7. Upon delivery of the certificate from the Company’s insurance broker and the original certificates of insurance, copies of which are attached hereto as Annex II, the Company will have provided satisfactory evidence of compliance with the terms and conditions of Sections 4.1.14, 4.1.15, 5.21 and 9.2 and Schedule 9.2 of the Note Purchase Agreement.

The undersigned, on behalf of the Insurance Consultant, hereby confirms that the Secured Parties shall be permitted to rely on the Insurance Consultant’s Report as if the Insurance Consultant’s Report was specifically addressed to each of them.

[Signature page follows]

EXHIBIT 4.1.14 TO NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the Insurance Consultant has caused this Insurance Consultant’s Certificate to be duly executed and delivered by an authorized officer of the Insurance Consultant as of the date first above written.

MOORE-MCNEIL, LLC,
a Tennessee limited liability company

By:
Name:

Title:

EXHIBIT 4.1.14 TO NOTE PURCHASE AGREEMENT

Annex I

to Insurance Consultant’s Certificate

Insurance Consultant’s Report

[See attached]

EXHIBIT 4.1.14 TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.1.16

FORM OF INDEPENDENT ENGINEER CERTIFICATE

[LETTERHEAD OF INDEPENDENT ENGINEER]

[Date]

2014 ESA PROJECT COMPANY, LLC

1252 Orleans Drive

Sunnyvale, CA 94089

Attention: Bill Brockenborough

Telephone: (408) 543-1772

Fax: (408) 543-1501

Subject:	Independent Engineer’s Report

2014 ESA Project Company, LLC

Ladies and Gentlemen:

This letter is provided in accordance with Section 4.1.16 of that certain Note Purchase Agreement, dated as of July 18, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), between 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”) and the Secured Parties party thereto (the “Secured Parties”).

Leidos Engineering, LLC (“Leidos”) has been retained by Bloom Energy Corporation (“Bloom”) to act as the Independent Engineer under the Note Purchase Agreement and has prepared an Independent Engineer’s Report dated [●], 2014 (the “Report”), a copy of which is attached hereto.

The Report was prepared pursuant to the scope of services under our Professional Services Agreement, dated as of October 17, 2013 (the “Services Agreement”) with Bloom and those services were provided in accordance with generally accepted engineering practices. On or about July , 2014, the Collateral Agent, on behalf of the Secured Parties, entered into Use of Work Products Agreement with Leidos outlining the terms and conditions of their use of the Report.

In connection with the preparation of the Report, personnel of Leidos have participated in meetings or telephone discussions with representatives of the Company and its affiliates, the Collateral Agent, counsel to the Company, and counsel to the Secured Parties in respect of the Project (as defined in the Report).

This letter and attached Report are solely for the information of, and assistance to, the Collateral Agent and Secured Parties in conducting and documenting their investigation of the matters covered by the Report in connection with the Project, and they are not to be used, circulated, quoted, or otherwise referred to for any purpose, nor are they to be referred to in whole or in part in any other document, except that reference may be made to them in the above-mentioned Note Purchase Agreement and in any list of closing documents pertaining to the Project.

EXHIBIT 4.1.16 TO NOTE PURCHASE AGREEMENT

Leidos disclaims any obligation to update this letter and the attached Report. This letter and the attached Report are not intended to, and may not, be construed to benefit any party other than the Collateral Agent and the Secured Parties.

Very truly yours,

LEIDOS ENGINEERING, LLC

Signature

Title

EXHIBIT 4.1.16 TO NOTE PURCHASE AGREEMENT

EXHIBIT B

REPORT

EXHIBIT 4.1.16 TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.1.29(a)

FORM OF NO.1 DIRECT AGREEMENT

FORM OF CONSENT AND AGREEMENT

This CONSENT AND AGREEMENT, dated as of [                    ] (this “Consent”), is by and among [                                ], a [                                ] (“Consenting Party”), 2014 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (“Assignor”) and Deutsche Bank Trust Company Americas (as collateral agent for the Purchasers (as defined below), the “Collateral Agent” and together with the Purchasers, the “Secured Parties”). Capitalized terms used and not otherwise defined herein have the meanings given such terms in the applicable Assigned Agreement (as defined below).

RECITALS

WHEREAS, Consenting Party, 2014 ESA Holdco, LLC, a Delaware limited liability company, and Assignor have entered into that certain [                                ], dated as of [                                ] (as amended, amended and restated, modified or otherwise supplemented from time to time in accordance with the terms thereof, the “Assigned Agreement”);

WHEREAS, Assignor has entered into that certain Note Purchase Agreement with the note purchasers that are parties thereto (the “Purchasers”), dated as of July 18, 2014 (as amended, amended and restated, modified or otherwise supplemented from time to time, the “Note Purchase Agreement”), pursuant to which Assignor issued Notes (as defined in the Note Purchase Agreement) to the Purchasers, the proceeds of which have been and will be used, among other things, to finance a portion of the cost of fuel cell equipment to be purchased from Consenting Party and for certain other related purposes;

WHEREAS, as security for all of its obligations under the Note Purchase Agreement and related documents, Assignor has assigned all of its right, title and interest in, to and under, and granted a first-priority security interest in, the Assigned Agreement to the Collateral Agent for the benefit of the Secured Parties (the “Assigned Interest”) pursuant to that certain Security Agreement, dated as of the date of the Note Purchase Agreement, between Assignor and the Collateral Agent (as amended, amended and restated, modified or otherwise supplemented from time to time, the “Security Agreement”); and

WHEREAS, it is a requirement under the Note Purchase Agreement that Consenting Party and the other parties hereto shall have executed this Consent;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Consenting Party hereby agrees as follows:

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

Section 1. Consent to Assignment, Etc.

(a) Consent to Assignment. Consenting Party (i) consents in all respects to the pledge and assignment to the Collateral Agent of all of Assignor’s right, title and interest in, to and under the Assigned Agreement pursuant to the Security Agreement and (ii) acknowledges the right, but not the obligation, of the Collateral Agent or Collateral Agent’s designee, in the exercise of Collateral Agent’s rights and remedies under the Security Agreement, to make all demands, give all notices, take all actions and exercise all rights of Assignor in accordance with the Assigned Agreement, and agrees that in such event Consenting Party will continue to perform its obligations under the Assigned Agreement.

(b) Substitute Owner. Consenting Party agrees that, if the Collateral Agent notifies Consenting Party that an event of default under the Note Purchase Agreement has occurred and is continuing and that the Purchasers have exercised their rights to (i) have themselves or their designee (including the Collateral Agent) substituted for Assignor under the Assigned Agreement or (ii) sell, assign, transfer or otherwise dispose of the Assigned Agreement or Assigned Interest to a third person, then the Purchasers, the Collateral Agent, Collateral Agent’s designee or such third person (in any case, “Substitute Owner”) will be substituted for Assignor under such Assigned Agreement and that, in such event, Consenting Party will recognize Substitute Owner as its counterparty under such Assigned Agreement and will continue to perform its obligations under such Assigned Agreement in favor of Substitute Owner; provided, that the Substitute Owner shall be required to cure any then-existing payment or performance defaults by Assignor under such Assigned Agreement (other than (x) any then-existing performance defaults which by their nature are not reasonably capable of being cured by the Substitute Owner and (y) such defaults arising from the act or omission of the Consenting Party). If Collateral Agent or an entity controlled by Collateral Agent or one or more of the Secured Parties is the initial Substitute Owner, such initial Substitute Owner shall have the right to assign all of its interest in such Assigned Agreement to any subsequent Substitute Owner, provided such subsequent Substitute Owner has assumed in writing all of the initial Substitute Owner’s obligations under such Assigned Agreement. Upon such assignment, the initial Substitute Owner shall be released from any further liability under the Assigned Agreement.

(c) Right to Cure. Consenting Party agrees that in the event of a default by Assignor in the performance of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement that would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable Consenting Party to terminate or suspend its obligations or exercise any other right or remedy under such Assigned Agreement or under applicable law (hereinafter a “Default”), Consenting Party will continue to perform its obligations under such Assigned Agreement and will not exercise any such right or remedy until it first gives prompt written notice of such Default to the Collateral Agent and affords the Collateral Agent or Collateral Agent’s designee (a) a period of at least forty-five (45) days from receipt of such notice to cure such Default if such Default is the failure to pay amounts to Consenting Party which are due and payable under such Assigned Agreement or (b) with respect to any other Default, a reasonable opportunity, but no more than ninety (90) days from receipt of such notice, to cure such Default (provided that during such cure period Collateral Agent or Assignor continues to diligently attempt to cure such Default), such cure periods commencing from the later to occur of (A) Collateral Agent’s

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

receipt of such notice and (B) the expiration of any notice periods or cure periods provided for in such Assigned Agreement; provided, that if any such party is prohibited from curing any such Default by any process, stay or injunction issued by any governmental authority or pursuant to any bankruptcy or insolvency proceeding involving Assignor, then the time periods specified in this Section 1(c) for curing a Default will be extended until the earlier of (i) the end of such prohibition and (ii) the period mutually agreed in a Replacement Agreement entered into pursuant to Section 1(e).

(d) No Termination, Assignment or Material Amendments. Consenting Party will not (i) cancel or terminate the Assigned Agreement or suspend performance of its services thereunder, except as provided in such Assigned Agreement or by operation of law and, in any event, except as in accordance with Section 1(c) of this Consent, (ii) without the prior written consent of the Collateral Agent, enter into any consensual cancellation or termination of the Assigned Agreement or resign, assign or otherwise transfer any of its right, title and interest thereunder or consent to any such assignment or transfer by Assignor, except as provided in such Assigned Agreement or by operation of law and, in any event, except as in accordance with Section 1(c) of this Consent or (iii) amend, supplement or modify the Assigned Agreement in any material respect without the prior written consent of Collateral Agent (such consent not to be unreasonably withheld or delayed), except as provided in such Assigned Agreement and the Note Purchase Agreement.

(e) Replacement Agreement. In the event that the Assigned Agreement is rejected or terminated as a result of any bankruptcy or insolvency proceeding affecting Assignor, Consenting Party will, at the option of the Collateral Agent, enter into a new agreement with the Collateral Agent or a designated entity controlled by Collateral Agent or one or more of the Secured Parties, having identical terms as such Assigned Agreement (subject to any conforming changes necessitated by the substitution of parties and other changes as the parties may mutually agree, including, for the avoidance of doubt, the Collateral Agent’s (or such designee’s) obligation to cure then-existing defaults and pay any then-existing amounts owed to the Consenting Party in conformance with Section 1(c), a “Replacement Agreement”). Collateral Agent (or such designee, as the case may be) shall have the right to assign all of its interest in any Replacement Agreement to any person, provided such assignee has assumed in writing all of Collateral Agent’s or such designee’s obligations under the Assigned Agreement. Upon an assignment as discussed in the immediately preceding sentence, Collateral Agent or such designee shall be released from any further liability under the Assigned Agreement.

(f) No Liability. Consenting Party acknowledges and agrees that none of the Purchasers, the Collateral Agent or Collateral Agent’s designee will have any liability or obligation under the Assigned Agreement as a result of this Consent, the Security Agreement or otherwise, nor will the Purchasers, the Collateral Agent or Collateral Agent’s designee be obligated or required to (i) perform any of Assignor’s obligations under the Assigned Agreement, except, in the case of the Purchasers, the Collateral Agent or Collateral Agent’s designee, during any period in which the Purchasers, the Collateral Agent or Collateral Agent’s designee is Substitute Owner pursuant to Section 1(b), in which case (A) the obligations of such Substitute Owner will be no more than that of Assignor under such Assigned Agreement, (B) such Substitute Owner will have no personal liability to Consenting

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

Party for the performance of such obligations and (C) the sole recourse of Consenting Party will be to such Substitute Owner’s right, title and interest in the Project, or (ii) take any action to collect or enforce any claim for payment assigned under the Security Agreement.

(g) Performance under Assigned Agreements. Consenting Party agrees to perform and comply with all material terms and provisions of the Assigned Agreement to be performed or complied with by it and maintain the Assigned Agreement in full force and effect in accordance with its terms.

(h) Delivery of Notices. Consenting Party agrees to deliver to the Collateral Agent, concurrently with the delivery thereof to Assignor, a copy of each notice, request or demand given by Consenting Party pursuant to the Assigned Agreement.

Section 2. Payments under the Assigned Agreements. Consenting Party will pay all amounts payable by it under the Assigned Agreement, if any, in the manner required by, and subject to the terms and conditions of, such Assigned Agreement directly into the account specified on Exhibit A hereto, or to such other person or account as is specified from time to time by the Collateral Agent to Consenting Party in writing and upon five business days’ prior notice.

Section 3. Representations and Warranties of Consenting Party. Consenting Party makes the following representations and warranties as of the date of this Consent, which will survive the execution and delivery of this Consent and the Assigned Agreement and the consummation of the transactions contemplated hereby and thereby:

(a) Organization; Power and Authority. Consenting Party is a [                    ] duly organized, validly existing and in good standing under the laws of [                        ], and is duly qualified, authorized to do business and in good standing in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, and has all requisite power and authority, corporate and otherwise, to enter into and to perform its obligations hereunder and under the Assigned Agreement, and to carry out the terms hereof and thereof and the transactions contemplated hereby and thereby.

(b) Authorization. The execution, delivery and performance by Consenting Party of this Consent and the Assigned Agreement have been duly authorized by all necessary [                    ] action on the part of Consenting Party and do not require any approval or consent of any holder (or any trustee for any holder) of any indebtedness or other obligation of (i) Consenting Party or (ii) any other person or entity, except approvals or consents that have previously been obtained.

(c) Execution and Delivery; Binding Agreements. Each of this Consent and the Assigned Agreement is in full force and effect, has been duly executed and delivered on behalf of Consenting Party by the appropriate officers of Consenting Party, and constitutes the legal, valid and binding obligation of Consenting Party, enforceable against Consenting Party in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

(d) Litigation. There is no legislation, litigation, action, suit, proceeding or investigation pending or (to the best of Consenting Party’s Knowledge (the term “Knowledge” as used in this Consent has the meaning assigned to it in the Note Purchase Agreement, substituting Consenting Party for Assignor in such definition)) threatened against Consenting Party before or by any court, administrative agency, arbitrator or governmental authority, body or agency which, if adversely determined, individually or in the aggregate, (i) could adversely affect the performance by Consenting Party of its obligations hereunder or under the Assigned Agreement, or (ii) questions the validity, binding effect or enforceability hereof or of the Assigned Agreement, any action taken or to be taken pursuant hereto or thereto, or any of the transactions contemplated hereby or thereby.

(e) Government Consent. No consent, order, authorization, waiver, approval or any other action, or registration, declaration or filing with, any person, board or body, public or private (collectively, the “Approvals”), is required to be obtained, or was required to have been obtained and was not obtained, by Consenting Party in connection with the execution, delivery or performance of the Assigned Agreement or the consummation of the transactions contemplated thereunder.

(f) No Default or Amendment. Neither Consenting Party nor, to Consenting Party’s Knowledge, any other party to the Assigned Agreement (including Assignor) is in default of any of its obligations thereunder and no party thereto has claimed force majeure as an excuse for performance or experienced circumstances that could form the basis for a claim of force majeure. Consenting Party has no existing counterclaims, offsets or defenses against Assignor. Consenting Party and, to Consenting Party’s Knowledge, each other party to the Assigned Agreement (including Assignor) have complied with all conditions precedent to the respective obligations of such party to perform under such Assigned Agreement. To Consenting Party’s Knowledge, no event or condition exists that would, either immediately or with the passage of any applicable grace period or giving of notice, or both, enable either Consenting Party or Assignor to terminate or suspend its obligations under the Assigned Agreement. The Assigned Agreement has not been amended, modified or supplemented in any manner.

(g) Only Agreements. The Assigned Agreement and this Consent are the only agreements between Assignor and Consenting Party with respect to the Project, and all conditions precedent to effectiveness under the Assigned Agreement have been satisfied or waived in accordance with the terms thereof.1

(h) Representations and Warranties. All representations, warranties and other statements made by Consenting Party in the Assigned Agreement were true and correct in all material respects as of the date when made and are true and correct in all material respects as of the date of this Consent.

1 To be removed for Consents with Bloom Energy.

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

Section 4. Consenting Party’s Acknowledgement. Assignor acknowledges and agrees that Consenting Party is permitted to perform its obligations under the Assigned Agreement upon Collateral Agent’s exercise of Assignor’s rights in accordance with this Consent, and that Consenting Party shall bear no liability to Assignor solely as a result of performing its obligations under such Assigned Agreement upon such exercise by Collateral Agent.

Section 5. Refinancing. In the event that the Note Purchase Agreement is amended and restated, refinanced or replaced by other credit facilities (including without limitation a note offering, debt securities, bank facility or other type of financing, whether incurred by the Assignor or an affiliate thereof), this Consent shall continue in full force and effect for the benefit of the Assignor and the provider of such new credit facilities or their collateral agent(s) (the “New Collateral Agent”), provided that (i) within ten (10) days following delivery by the Collateral Agent to Consenting Party of the notice that the Assignor’s obligations under the Note Purchase Agreement have been satisfied in full, the New Collateral Agent shall have notified the Consenting Party that it assumes the rights and the prospective obligations of the Collateral Agent under this Consent, and shall have supplied substitute notice address information and (ii) thereafter, (A) the term “Collateral Agent” and “Secured Parties” shall be deemed to refer to the New Collateral Agent, or the lenders and other secured parties under such new credit facilities, as appropriate, (B) the term “Note Purchase Agreement” shall be deemed to refer to the credit agreement, indenture or other instrument providing for the new credit facilities, and (C) the term “Security Agreement” shall be deemed to refer to the security agreement under which the Assigned Interest is assigned as collateral to secure performance of the obligations of the Assignor or an affiliate thereof under the new credit facilities. In connection with any transaction described in this Section 5, upon the request of the Assignor, the Consenting Party shall execute and deliver to the agent or other representative of the New Collateral Agent a reasonable estoppel certificate confirming, if it can do so accurately, among other things, that as of the date of such certificate each of the Consenting Party and, to the best knowledge of the Consenting Party, the Assignor is in compliance with all of their respective material obligations under the Assigned Agreement.

Section 6. Additional Provisions. [To insert specific provisions as may be relevant to the Assigned Agreement. Such provisions, if any, are to be identified after due diligence and review of the Assigned Agreement is complete.]

Section 7. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing, shall be deemed given upon receipt thereof by the party or parties to whom such notice is addressed, shall refer on their face to the Assigned Agreement (although failure to so refer shall not render any such notice of communication ineffective), shall be sent by first class mail, by personal delivery, by a nationally recognized courier service or by facsimile (subject to electronic confirmation), and shall be directed as follows:

If to Consenting Party:	[_____________________]
[_____________________]
[_____________________]
Attn: [_____________________]
Email: [_____________________]
Fax: [_____________________]

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

If to Assignor:	2014 ESA Project Company, LLC
1252 Orleans Drive
Sunnyvale, California 94089
Attn: Bill Brockenborough
Email: Bill.Brockenborough@bloomenergy.com
Fax: (408) 543-1501

If to Collateral Agent:	Deutsche Bank Trust Company Americas
60 Wall Street
MSNYC 60-1630
New York, NY 10005
Attention: Trust and Agency Services
Facsimile: (732) 578-4593

A party may, by notice given hereunder, designate any further or different addresses to which subsequent notices or other communications shall be sent.

(b) Governing Law. This Consent shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State, Consenting Party, Assignor and Collateral Agent irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, the City of New York, over any suit, action or proceeding arising out of or relating to this Consent.

(c) Counterparts. This Consent may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

(d) Headings Descriptive. The headings of the several sections and subsections of this Consent are inserted for convenience only and will not in any way affect the meaning or construction of any provision of this Consent.

(e) Severability. Any provision of this Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

(f) Amendment, Waiver. No amendment or waiver of any provision of this Consent, or consent to any departure by Consenting Party or Assignor therefrom, will be effective unless it is in writing and signed by the Collateral Agent and Consenting Party. A waiver or consent granted pursuant to this Section 7(f) will be effective only in the specific instance and for the specific purpose for which it is given.

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

(g) Termination. Consenting Party’s obligations hereunder are absolute and unconditional, and Consenting Party has no right to terminate this Consent or to be released, relieved or discharged from any obligation or liability hereunder until all of the Notes issued under the Note Purchase Agreement have been paid in full, notice of which will be provided by the Collateral Agent when all such payment obligations have been satisfied (the “Termination Notice”).

(h) Successors and Assigns. This Consent will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including without limitation, any entity that refinances all or any portion of Assignor’s obligations under the Note Purchase Agreement). Each of Consenting Party and Assignor has no right to assign its rights or interests, or delegate its duties or obligations, under this Consent without the prior written consent of the Collateral Agent.

(i) Further Assurances. At any time and from time to time upon the request of the Collateral Agent, Consenting Party and Assignor will execute and deliver such further documents and instruments and do such other acts as the Collateral Agent may reasonably request in order to effect fully the purposes of this Consent.

(j) Waiver of Trial by Jury. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(k) Judicial Reference. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE CONSENTING PARTY, ASSIGNOR AND COLLATERAL AGENT IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY COURT REFERRED TO IN SECTION 7(b), ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(l) Survival. All agreements, statements, representations and warranties made by Consenting Party herein will be considered to have been relied upon by the Collateral Agent, will survive the execution and delivery of this Consent and will terminate upon the expiration of this Consent in accordance with Section 7(g).

(m) No Waiver; Remedies Cumulative. The waiver of any right, breach or default under this Consent by the Collateral Agent must be made specifically and in writing. No failure on the part of the Collateral Agent to exercise, and no forbearance or delay in exercising, any right under this Consent will operate as a waiver thereof, no single or

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

partial exercise of any right under this Consent will preclude any other or further exercise thereof or the exercise of any other right, and no waiver of any breach of or default under any provision of this Consent will constitute or be construed as a waiver of any subsequent breach of or default under that or any other provision of this Consent. No notice to or demand upon Consenting Party or Assignor will entitle such party to any further, subsequent or other notice or demand in similar or any other circumstances. Each of the rights and remedies of the Collateral Agent under this Consent is cumulative and not exclusive of any other right or remedy provided or existing by agreement or under law.

[the remainder of this page intentionally left blank]

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, Consenting Party, Assignor and the Collateral Agent have caused this Consent and Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

CONSENTING PARTY:

[ ]

By:
Name:
Title:

ASSIGNOR:

2014 ESA PROJECT COMPANY, LLC

By:
Name:
Title:

COLLATERAL AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

EXHIBIT A

Payment Instructions

Bank: Deutsche Bank Trust Company Americas

ABA Routing Number: [                    ]

Credit Account: [                    ]

Account Name: [                    ]

Reference: [                    ]

EXHIBIT 4.1.29(a) TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.1.29(b)

FORM OF NO.2 DIRECT AGREEMENT

LENDER AGREEMENT

This Lender Agreement, dated as of , 20 (this “Lender Agreement”), is by and among by [***], a Delaware corporation (“Customer”), 2014 ESA Project Company, LLC, a Delaware limited liability company (“Supplier”), and Deutsche Bank Trust Company Americas, a New York Banking Corporation, in its capacity as collateral agent for the Secured Parties (as defined below) (“Collateral Agent”).

WHEREAS, Supplier and Customer are parties to that certain Energy Server Use and License Agreement dated as of December 31, 2013 (the “Agreement”), the defined terms of which are used herein unless otherwise defined herein;

WHEREAS, in order to finance the development, construction, installation, operation and use of the Project, Supplier has entered into that certain Note Purchase Agreement, dated as of July 18, 2014 (as the same may be amended, modified or supplemented, amended or restated, in whole or part from time to time (the “Note Purchase Agreement”)), between Supplier and the Purchasers (as defined in the Note Purchase Agreement) of the Notes (as defined in the Note Purchase Agreement) who are party thereto (together with the Collateral Agent, the “Secured Parties”), pursuant to which, among other things, Supplier issued Notes (as defined in the Note Purchase Agreement) to Purchasers;

WHEREAS, for purposes of the Agreement and this Lender Agreement, Collateral Agent, on behalf of Secured Parties, will be deemed to be the “Lender”; and

WHEREAS, as collateral security for all obligations of Supplier to Secured Parties under the Note Purchase Agreement, Supplier has granted to Collateral Agent a first-priority security interest in all of its rights, title and interest in, to and under the Agreement and in the Systems, pursuant to that certain Security Agreement by and among the Company, the Purchasers and the Collateral Agent, dated as of July 18, 2014 (as amended, modified or supplemented from time to time, the “Security Agreement”);

NOW THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Supplier, Customer and Lender hereby agree as follows:

1)	Lender’s Rights. Supplier and Customer hereby agree in favor of Lender that Lender, is, and shall be, entitled to the right of, and the benefits accruing to, the “Lender” under (a) the Agreement, including, but not limited to, Lender’s rights under Section 14.3 of the Agreement, and (b) this Lender Agreement.

a)	Lender, as collateral assignee, shall be entitled to exercise, in the place and stead of Supplier, any and all rights and remedies of Supplier under the Agreement in accordance with the terms of the Agreement. Lender shall also be entitled to exercise all rights and remedies of Secured Parties, or the owner of the Systems, generally with respect to the Agreement and the Systems.

[***] Confidential Treatment Requested

EXHIBIT 4.1.29(b) TO NOTE PURCHASE AGREEMENT

b)	Lender shall have the right, but not the obligation, to pay all sums due under the Agreement and to perform any other act, duty or obligation required of Supplier thereunder or cause to be cured any default of Supplier thereunder in the time and manner provided by the terms of the Agreement. Nothing herein requires Lender to cure any default of Supplier under the Agreement or (unless Lender has succeeded to Supplier’s interests under the Agreement) to perform any act, duty or obligation of Supplier under the Agreement, but Customer hereby gives Lender the option to elect to do so; provided that if Lender directly or indirectly takes, or causes the transfer of, ownership or control of the Systems or the Agreement, whether by or through an assignment, receiver, foreclosure, conveyance in lieu thereof, or any other proceeding, action or method, then Lender will (a) cure any Supplier defaults under the Agreement to the extent that such defaults are capable of being cured by Lender (but not to include payment of any monetary damages or offsets for failure to provide Customer with the usage of the System during the default period before such taking of title or possession or any consequential damages claimed as a result of such failure during such default period, as no such damages may be claimed by Customer pursuant to the Agreement), as a condition to such taking of possession or title and (b) fully assume all of Supplier’s obligations under the Agreement arising on and after the date of such taking of possession or title.

c)	Customer will not exercise any right to terminate or suspend the Agreement unless it shall have given Lender prior written notice of its intent to terminate or suspend the Agreement, specifying the condition giving rise to such right, and Lender shall not have caused to be cured the condition giving rise to the right of termination or suspension within ninety (90) days after such notice or (if longer) the period provided for in the Agreement; provided that if any Supplier default giving rise to such right reasonably cannot be cured by Lender within such period and Lender commences and diligently pursues cure of such default within such period, such period for cure will be extended for a reasonable period of time under the circumstances, such period not to exceed an additional one hundred twenty (120) days. The Parties’ respective obligations will otherwise remain in effect during any cure period.

d)	Upon notice by Supplier or Lender that Lender is exercising Supplier’s rights, Customer shall send copies of all notices specified by Lender in writing to Lender and, upon request by Lender in writing, Customer shall make all payments under the Agreement to an account specified by Lender in writing. Payments made to Lender shall satisfy Customer’s payment obligations to Supplier. Customer shall send a copy of all of the foregoing notices to Supplier as well.

e)

Upon any rejection or other termination of the Agreement pursuant to any process undertaken with respect to Supplier under the United States Bankruptcy Code, (i) at the request of Lender made within ninety (90) days of such termination or

EXHIBIT 4.1.29(b) TO NOTE PURCHASE AGREEMENT

rejection, Customer shall enter into a new agreement with Lender having the same terms and conditions as the Agreement, and (ii) Lender shall enter into a new agreement with Customer having the same terms and conditions as the Agreement if Customer so requests within ninety (90) days after such termination.

f)	Customer agrees that, if Lender notifies Customer that an event of default under the Note Purchase Agreement has occurred and is continuing and that Lender has exercised its rights to (i) have itself or its designee substituted for Supplier under the Agreement or (ii) sell, assign, transfer or otherwise dispose of the Agreement to a third person, then Lender, Lender’s designee or such third person (in any case, “Substitute Owner”) will be substituted for Supplier under the Agreement and that, in such event, (x) Customer will continue to perform its obligations under the Agreement in favor of Substitute Owner, (y) references to “Lender” in this Lender Agreement shall be deemed to refer to such Substitute Owner, and (z) Substitute Owner will have each of the rights afforded to Lender hereunder.

2)	Confidentiality. Lender, on its own behalf and as agent for the Secured Parties, agrees with Customer and Supplier to comply with the confidentiality and related provisions in the Agreement as if it were a Party thereto.

3)	Amendment. Customer and Supplier agree with Lender that neither Customer nor Supplier shall materially amend, supplement or otherwise modify the Agreement or sell, assign or other dispose of (by operation of law or otherwise) any interest in the Agreement, without the prior written consent of Lender.

4)	Notices. Customer agrees to provide a copy to Lender of all notices of default or other breach under the Agreement given by Customer concurrently with delivery thereof to Supplier. All notices and communications required to be delivered to Lender with respect to the Agreement shall be in writing and addressed to the Lender as follows:

Deutsche Bank Trust Company Americas

60 Wall Street

MSNYC 60-1630

New York, NY 10005

Attn: Escrow Team – ESA Project

Facsimile: (732) 578-4593

5)

Representations and Warranties. Customer represents and warrants that (i) Customer has full power and authority to execute, deliver and perform its obligations hereunder and under the Agreement, (ii) the Agreement is in full force and effect with no defaults thereunder (iii) there have been no breaches or defaults (cured or uncured) under the Agreement prior to the date of this Lender Agreement, (iv) the Agreement together with this Lender Agreement represents the entire agreement between Customer and Supplier and there are no other documents, agreements or understandings written or oral between Customer and Supplier with respect to the matters covered in the Agreement, (v) each of this Lender Agreement and the Agreement constitutes valid, legal and binding obligations of Customer, (vi) this Lender Agreement and the Agreement do not require the consent of any government or authorizing authority and do not violate any law, rule or regulations

EXHIBIT 4.1.29(b) TO NOTE PURCHASE AGREEMENT

applicable to Customer, (vii) this Lender Agreement and the Agreement does not violate or constitute a material breach under any loan, lease or other agreement to which Customer is bound or otherwise affecting Customer’s assets, and (viii) the System is, and will be, located entirely on real property that is owned or leased by Customer and, to the extent required, the consent of any third party for placement or operation of such System thereon has been or will be obtained prior to the commencement of operations of such System.

6)	Lender’s Interest. Customer agrees that it will not remove the System, except as specifically permitted under the Agreement, or allow any lien for an obligation for which Customer is responsible to be placed thereon. Customer agrees to cooperate and provide such information as reasonably may be requested to allow Lender to perfect its lien on the System and the Agreement. Customer agrees that no part of the System is or will be a fixture.

7)	Access. Customer agrees that Lender shall have access to the System at all reasonable times, in accordance with the Agreement, for purposes of performing or monitoring the performance of any of Supplier’s obligations under the Agreement or in connection with the administration, or enforcement of Lender’s rights.

8)	Governing Law. This Lender Agreement has been delivered in, and shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. The provisions of the Agreement relating to dispute resolution shall apply to this Lender Agreement, mutatis mutandis.

9)	No Waiver/Remedies Cumulative. No failure or delay in exercising any rights under this Lender Agreement, the Agreement, or otherwise in connection with the loan, shall in any way be a waiver of any such rights. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

10)	Miscellaneous. This Lender Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Lender Agreement may be executed and delivered in counterparts (including by electronic transmission). This Lender Agreement may only be amended, supplemented or otherwise modified by an instrument in writing executed by duly authorized representatives of the party to be bound thereby.

(Signatures follow)

EXHIBIT 4.1.29(b) TO NOTE PURCHASE AGREEMENT

Executed as of the date first written above.

CUSTOMER:	SUPPLIER:

[***]	2014 ESA PROJECT COMPANY, LLC

By:	By:
Name:	Name:
Title:	Title:

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

Its: Authorized Representative

By:
Name:
Title:

By:
Name:
Title:

[***] Confidential Treatment Requested

EXHIBIT 4.1.29(b) TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.1.29(C)

FORM OF NO.3 DIRECT AGREEMENT

LENDER AGREEMENT

This Lender Agreement, dated as of                     , 20 (this “Lender Agreement”), is by and among [                    ], a [                    ] (“Customer”), 2014 ESA Project Company, LLC a Delaware limited liability company (“Supplier”), and Deutsche Bank Trust Company Americas in its capacity as the collateral agent (“Collateral Agent”) for the purchasers (together with the Collateral Agent, the “Secured Parties”) of Notes (as defined in the Note Purchase Agreement) pursuant to that certain Note Purchase Agreement dated as of July 18, 2014 (as the same may be amended, modified or supplemented, amended or restated, in whole or part from time to time the (“Note Purchase Agreement”)) between the Supplier and the Secured Parties. Collateral Agent, on behalf of the Secured Parties, is the “Lender” for purposes of the Agreement No. [            ] and this Lender Agreement.

WHEREAS, Supplier and Customer are parties to an [                    ], dated [                    ] (the “Agreement No. [                    ] ]”), the defined terms of which are used herein unless otherwise defined herein.

WHEREAS, the Secured Parties have made a loan to Supplier to finance all or part of the costs of the Systems and in connection therewith the Collateral Agent, on behalf of the Secured Parties, will take a security interest in the Systems and the Agreement No. [                    ], to avail itself of the rights provided for the “Lender” in the Agreement No. [                    ] and this Lender Agreement; and

WHEREAS, to avail itself of such rights, Lender must agree to comply with certain terms and conditions in the Agreement No. [            ] applicable to the Lender;

NOW THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Supplier, Customer and Lender hereby agree as follows:

1.	Lender’s Rights. Supplier and Customer hereby agree in favor of Lender that Lender is, and shall be, entitled to exercise any and all remedies afforded to Supplier, and to cure any defaults of Supplier, subject to the terms and conditions of this Lender Agreement.

a.

The Lender, as collateral assignee, shall be entitled to exercise, in the place and stead of Supplier, any and all rights and remedies of Supplier under the Agreement No. [            ] in accordance with the terms of this Lender Agreement. Lender shall also be entitled to exercise all rights and remedies of secured parties, or the owner of the Systems, generally with respect to the Agreement No. [            ] and the Systems. Customer agrees that, if Lender notifies Customer that an event of default under the Note Purchase Agreement has occurred and is continuing and that Lender has exercised its rights to (i) have itself or its designee substituted for Supplier

EXHIBIT 4.1.29(c) TO NOTE PURCHASE AGREEMENT

under the Agreement No. [ ] or (ii) sell, assign, transfer or otherwise dispose of the Agreement No. [ ] to a third person, then Lender, Lender’s designee or such third person (in any case, “Substitute Owner”) will be substituted for Supplier under the Agreement No. [ ] and that, in such event, (x) Customer will continue to perform its obligations under the Agreement No. [ ] in favor of Substitute Owner, (y) references to “Lender” in this Agreement shall be deemed to refer to such Substitute Owner, and (z) Substitute Owner will have each of the rights afforded to the Lender hereunder.

b.	The Lender shall have the right, but not the obligation, to pay all sums due under the Agreement No. [ ] and to perform any other act, duty or obligation required of Supplier thereunder or cause to be cured any default of Supplier thereunder in the time and manner provided by the terms of the Agreement No. [ ]. Nothing herein requires the Lender to cure any default of Supplier under the Agreement No. [ ] or (unless the Lender has succeeded to Supplier’s interests under the Agreement No. [ ] ) to perform any act, duty or obligation of Supplier under the Agreement No. [ ], but Customer hereby gives Lender the option, to elect to do so; provided that if the Lender directly or indirectly, takes or causes the transfer of ownership or control of the Systems or the Agreement No. [ ], whether by or through an assignment, receiver, foreclosure, conveyance in lieu thereof, or any other proceeding, action or method, then the Lender will (a) cure any Supplier defaults within the time frame specified for the Supplier to cure the default following notice from Customer to the Supplier and the Lender under the Agreement No. [ ] (which time period shall, for the sake of clarity, commence with respect to Lender on the date that Lender receives notice from Customer as provided therein) to the extent that such defaults are capable of being cured by Lender (but not to include payment of any monetary damages or offsets for failure to provide Customer with the usage of the System during the default period before such taking of title or possession or any consequential damages claimed as a result of such failure to during such default period, as no such damages may be claimed by Customer pursuant to this Lender Agreement), as a condition to such taking of possession or title and (b) fully assume all of Supplier’s obligations under the Agreement No. [ ] arising on and after the date of such taking of possession or title.

c.	Customer will not exercise any right to terminate or suspend the Agreement No. [ ] unless it shall have given both the Supplier and the Lender written notice of the applicable Supplier default and neither Supplier or Lender has cured such default within the time periods afforded pursuant to Section [ ] of the Agreement No. [ ]. The Parties’ respective obligations will otherwise remain in effect during any cure period.

EXHIBIT 4.1.29(c) TO NOTE PURCHASE AGREEMENT

d.	Upon notice by Supplier that Lender is exercising Supplier’s rights, Customer shall send copies of all notices specified by Lender in writing to Lender and, upon request by Lender, Customer shall make all payments under the Agreement No. [ ] to an account specified by the Lender. Payments made to Lender shall satisfy Customer’s payment obligations to Supplier. Customer shall send a copy of all of the foregoing notices to Supplier as well.

e.	Upon any rejection or other termination of the Agreement No. [ ] pursuant to any process undertaken with respect to Supplier under the United States Bankruptcy Code, and provided that Lender directly or indirectly has taken ownership and control of the System and the Agreement No. [ ] and complied with its obligations under Section 1(b) above, (i) at the request of Lender made within ninety (90) days of such rejection or termination, Customer shall enter into a new or amended agreement with Lender to reflect the change in counterparty but otherwise having the same terms and conditions as the Agreement No. [ ], and (ii) Lender shall enter into a new or amended agreement with Customer to reflect the change in counterparty but otherwise having the same terms and conditions as the Agreement No. [ ] if Customer so requests within ninety (90) days after such rejection or termination.

2.	Confidentiality. Lender agrees with Customer and Supplier to comply with the confidentiality and related provisions in the Agreement No. [ ] as if it were a Party thereto.

3.	Amendment. Customer and Supplier agree with Lender that no amendment, supplement or other modification of the Agreement No. [ ] shall be effective unless prior advance written consent thereof has been provided by Lender.

4.	Notices. Customer agrees that it shall provide Lender with notice of all Supplier defaults at the same time that it provides notice of such defaults to Supplier. All notices and communications required to be delivered to Lender with respect to the Agreement No. [ ] shall be in writing and addressed to the Lender as follows:

Deutsche Bank Trust Company Americas 60 Wall Street

MSNYC 60-1630

New York, NY 10005

Attn: Escrow Team – ESA Project

Facsimile: (732) 578-4593

5.	Governing Law. This Lender Agreement has been delivered in, and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The provisions of the Agreement No. [ ] relating to dispute resolution shall apply to this Lender Agreement, mutatis mutandis.

EXHIBIT 4.1.29(c) TO NOTE PURCHASE AGREEMENT

6.	Miscellaneous. This Lender Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Lender Agreement may be executed and delivered in counterparts (including by electronic transmission). This Lender Agreement may only be amended, supplemented or otherwise modified by an instrument in writing executed by duly authorized representatives of the party to be bound thereby.

(Signatures follow)

EXHIBIT 4.1.29(c) TO NOTE PURCHASE AGREEMENT

Executed as of the date first written above.

CUSTOMER:	SUPPLIER:

[______________]	2014 ESA PROJECT COMPANY, LLC
By: [___________], its authorize
representative

By:	By:
Name:	Name:
Title:	Title:

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT 4.1.29(c) TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.2.1(a)

FORM OF DRAWDOWN CERTIFICATE

[LETTERHEAD OF COMPANY]

Date:             ,             1

Drawdown Date:             ,

[                                                     ]

Leidos Engineering, LLC, as Independent Engineer

Meditech Corporate Center, West Wing

550 Cochituate Road

Framingham, MA 01701

Re: 2014 ESA Project Company, LLC – Drawdown Certificate

Ladies and Gentlemen:

This Drawdown Certificate is delivered to you pursuant to Section 4.2.1(a) of the Note Purchase Agreement, dated as of July 18, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”), and the Purchasers party thereto. Capitalized terms used herein and not otherwise defined have the meanings provided in the Note Purchase Agreement.

I, [            ], am a Responsible Officer of the Company. I have reviewed the provisions of the Credit Documents which are relevant to the furnishing of this Drawdown Certificate. To the extent that this Drawdown Certificate evidences, attests or confirms compliance with any covenants, representations, warranties or conditions precedent provided for in the Credit Documents, I have made such examination or investigation as was, in my opinion, reasonably necessary to enable me to express an informed opinion as to whether such covenants, representations, warranties or conditions have been complied with. This Drawdown Certificate relates to a Credit Event to take place on the date specified above as the “Drawdown Date” (the “Drawdown Date”).

I, on behalf of the Company, solely in my capacity as a Responsible Officer of the Company and not in my personal capacity, and without personal liability therefor, do hereby certify to the Secured Parties that the following statements are accurate, true and complete on the date hereof (except for those statements that solely relate to a later date), and will be accurate, true and complete on and as of the Drawdown Date:

[1]	Certificate must be submitted to each of the Purchaser and Independent Engineer at least [***] Business Days prior to the date of each Drawdown.

[***] Confidential Treatment Requested

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

1) The aggregate Project Costs incurred, but not yet paid, through the date of the requested Credit Event are anticipated to be $            .

2) The Project Costs to be paid with the funds requested in connection with this Drawdown Certificate are to be paid with proceeds of the Notes deposited in the Proceeds Escrow Account in the amounts shown on Appendix I hereto.

3) The currently estimated aggregate Project Costs necessary to achieve Final Completion are as described and segregated in Appendix I hereto. Such amount is consistent with the current Project Budget (as amended, allocated, re-allocated or modified from time to time in accordance with Section 9.13 of the Note Purchase Agreement) or has otherwise been approved or permitted pursuant to the Note Purchase Agreement.

4) The variances in estimated Project Costs (from the Closing Date to the proposed Drawdown Date) are summarized in Appendix I hereto and such variances are described in the current or past quarterly construction progress reports delivered pursuant to Section 7.2(a) of the Note Purchase Agreement.

5) Attached in Appendix II hereto are the previously paid or due and payable invoices, purchase orders or other documents evidencing the Project Costs that are to be reimbursed or paid with the funds requested in connection with this Drawdown Certificate.

6) After taking into consideration the making of the Credit Event hereby requested, Available Funds are not less than the aggregate unpaid amount required to cause Final Completion to occur in accordance with all Legal Requirements, the PUMA, each other Project Document pursuant to which construction work with respect to the Project is being performed and the Credit Documents on or before the Date Certain. After taking into consideration the making of the Credit Event hereby requested, the sources and uses of such Available Funds to achieve Final Completion are as follows:

Sources		Uses
Total:	$	Total:	$

7) The estimated dates for achieving the (a) Commencement of Operations (under and as defined in the PUMA) with respect to the Systems being funded under this requested Credit Event and (b) Final Completion Date are each set forth on Appendix III hereto.

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

8) Each representation and warranty of each Credit Party in any of the NPA Documents to which it is a party is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date of the Drawdown Date, before and after giving effect to the Credit Event requested hereby, with the same effect as though made on and as of such date, unless such representation or warranty expressly relates solely to an earlier date.

9) Each representation and warranty of each Major Project Participant contained in the Operative Documents (other than the Note Purchase Agreement or the Policy) is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or the like is true and correct in all respects) on and as of the Drawdown Date, before and after giving effect to the Credit Event requested hereby, with the same effect as though made on and as of such date, unless such representation and warranty expressly relates solely to an earlier date.

10) No Default or Event of Default has occurred and is continuing or will result from the funding of the Credit Event hereby requested.

11) The Company has delivered to each of the Purchasers copies of all Additional Project Documents entered into or obtained, transferred or required (whether because of the status of the development, construction or operation of the Project or otherwise) since the date of the most recent Credit Event.

12) The Company has delivered to each of the Purchasers copies of all NDAs entered into or obtained since the date of the most recent Credit Event.

13) All work that has been done on the Project to date has been done in accordance with the PUMA and there has not been filed against any of the Collateral or otherwise filed with or served upon the Company with respect to the Project or any part thereof, notice of any Lien, claim of Lien or attachment upon or claim affecting the right to receive payment of any of the moneys payable to any of the Persons named on such request which has not been released by payment or bonding or otherwise or which will not be released with the payment of such obligation out of the proceeds of the Notes, other than Permitted Liens.

14) Except for any such Liens being contested by the Company as permitted under the definition of “Permitted Liens”, attached in Appendix IV are duly executed Lien waivers required to be delivered to each Holder pursuant to Section 4.2.4 of the Note Purchase Agreement relating to mechanics’ and materialmen’s Liens from each Person performing work at the applicable Site or having a statutory right to file a mechanics’ and/or materialmen’s Lien, as the case may be, for all work, services and materials (including equipment and fixtures of all kinds, done, previously performed or furnished for the construction of the Project), for which the related Project Costs have been or will, from the proceeds of the requested Drawdown, be paid.

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

15) Each Applicable Permit and Applicable Third Party Permit with respect to the System or Systems being funded under this Drawdown has been duly obtained or been assigned in the Company’s or the applicable third party’s name, is in full force and effect, is not subject to any current legal proceeding, and is not subject to any Unsatisfied Condition that could reasonably be expected to result in material modification or revocation of such Applicable Permit and Applicable Third Party Permit, and all applicable appeal periods with respect to such Applicable Permit and Applicable Third Party Permit have expired, except in each case where such failure, legal proceeding or unsatisfied condition could not reasonably be expected to result in a Material Adverse Effect. The Permits which have been obtained by the Company with respect to the System or Systems being funded under this Drawdown are not subject to any restriction, condition, limitation or other provision that could reasonably be expected to have a Material Adverse Effect.

16) Each System being financed has achieved COO or will achieve COO prior to the Drawdown Date.

17) The Pledgor has contributed to the Company [***] of the aggregate purchase price of the Systems to be financed with the proceeds of the requested Credit Event, consistent with the Base Case Projections.

18) Concurrently with this Drawdown, the Pledgor has contributed to the Company [***] of the aggregate purchase price of the Systems to be placed in service with respect to the requested Credit Event to which this Drawdown Certificate related, consistent with the Base Case Projections. After giving effect to this Drawdown, the ratio of (x) the proceeds of the Notes drawn from the Proceeds Escrow Account to (y) the total Notes (adjusted for proceeds from Notes used to fund the Debt Service Reserve Account, the IDC Reserve Account, and to the payment of transaction expenses) have not exceeded the ratio of the aggregate system capacity of commissioned Systems to

19) The Equity Capital Contribution Agreement is in full force and effect and, to the Company’s Knowledge, no material breaches or defaults have occurred and are continuing thereunder.

20) The Policy is in full force and effect and all premiums due and owing thereunder have been paid, including any premium due with respect to any Systems that are to be placed in service prior to the fifteenth day of any calendar quarter.

21) All process water, sewer, telephone, waste disposal, electric and all other utility services necessary for the development, construction, ownership and operation of the Project are either contracted for, or are readily available on commercially reasonable terms, with respect to the System or Systems being funded under this Drawdown.

22) At any time following the Closing Date, no event, circumstance or condition has occurred and is continuing that has, or could reasonably be expected to have, a Material Adverse Effect.

[Signature page follows]

[***] Confidential Treatment Requested

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Drawdown Certificate to be duly executed and delivered on behalf of the Company as of the date first above written.

2014 ESA PROJECT COMPANY, LLC, a
Delaware limited liability company

By:
Name:
Title:

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

APPENDIX I

to Drawdown Certificate

Currently Estimated Aggregate Project Costs

Project Cost	Amount
$
$
$
$
$
Total: $

Summary of Variances in Estimated Project Costs (from Closing Date to Proposed

Drawdown Date)

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

APPENDIX II

to Drawdown Certificate

Invoices

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

APPENDIX III

to Drawdown Certificate

Estimated Dates

Expected Final Completion Date:             , 20

Expected Commencement of Operations Date: [Indicate Commencement of Operations Date for each individual system, by Serial Number or other distinct means]

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

APPENDIX IV

to Drawdown Certificate

Lien Waivers

EXHIBIT 4.2.1(a) TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.2.1(b)

FORM OF INDEPENDENT ENGINEER’S DRAWDOWN CERTIFICATE

[Letterhead of Independent Engineer]

(Delivered pursuant to Section 4.2.1(b)

of the Note Purchase Agreement)

Date: [            ]3

Drawdown Date: [            ]

2014 ESA PROJECT COMPANY, LLC

1252 Orleans Drive

Sunnyvale, CA 94089

Attention: Bill Brockenborough

Subject: Independent Engineer’s Drawdown Certificate

Ladies and Gentlemen:

This Drawdown Certificate (this “Certificate”) is delivered to you by Leidos Engineering, LLC (“Leidos”) as “Independent Engineer” pursuant to Section 4.2.1(b) of the Note Purchase Agreement, dated as of July 18, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”), and the Secured Parties party thereto.

We have reviewed the provisions of Section 4.2.1 of the Note Purchase Agreement as they identify the responsibilities of the Independent Engineer related to providing this Certificate as required by Section 4.2.1(b).

All defined terms set forth in this Certificate shall have the respective meanings specified in the Note Purchase Agreement unless the context otherwise requires or unless otherwise defined. We have reviewed the Note Purchase Agreement as to the meaning of defined terms used herein.

We have reviewed the Company’s [Drawdown Certificate] No. [            ] and the attachments thereto, dated as of [            ] (the “Current Drawdown Certificate”), requesting that a Drawdown from the Proceeds Escrow Account in the aggregate amount of [$            ] (the “Drawdown”) be disbursed on [            ] (the “Drawdown Date”).

[3]	Certificate must be submitted to the Company (and to each Holder by the Company) at least [***] Business Days prior to the date of each Drawdown.

[***] Confidential Treatment Requested

EXHIBIT 4.2.1(b) TO NOTE PURCHASE AGREEMENT

In connection herewith, we have reviewed: (a) the Company’s, contractors’ and subcontractors’ quarterly construction progress reports dated [            ] for progress through [            ]; (b) we have also reviewed the material and data made available to us by Bloom Energy Corporation as the “Seller” under the PUMA; and (c) we have reviewed other material, such as invoices, applications for payment, payment receipts and lien waivers or releases, relating to the development of the Project as we believed was necessary to establish the accuracy of the technical aspects of the Current Drawdown Certificate.

Due to the similarity of the sites and to the wide locational distribution of sites, we have visited a representative sample of sites. We last visited the             Site on [            ] and observed progress at the Project. Our site observations of progress did not include investigation of buried items or other unobservable items or hidden conditions. We have reviewed documentation and held discussions with the Company regarding the progress of construction activities at the Project since that time.

This Certificate was prepared pursuant to the scope of services under our Professional Services Agreement, dated as of October 17, 2013 (the “Services Agreement”) with Bloom Energy Corporation. On or about July [            ], 2014, the Collateral Agent, on behalf of the Secured Parties, entered into Use of Work Products Agreement with Leidos outlining the terms and conditions of their use of this Certificate. This Certificate was prepared with the degree of skill and diligence normally practiced by professional engineers or consultants performing the same or similar services on like projects.

Based upon the foregoing review and review procedures and on the understanding and assumption that we have been provided true and complete information from other parties as to the matters covered by the Current Drawdown Certificate, as of the date of this Certificate, except as set forth in Attachment A to this Certificate, we are of the opinion that:

1. Based on our review of the Company’s previous expenditures compared to the Project Budget and our review of the progress of engineering, procurement and construction, we concur with the Company’s estimate of the Project Costs to Final Completion as set forth in the Current Drawdown Certificate[[ If not, continue as follows: ], except as noted in Attachment A [state reasons and approximate amount of variance, if known in Attachment A]];

2. Each of the (a) Commencement of Operations Dates and (b) Final Completion Date are expected to be achieved by the dates indicated in Appendix III of the Current Drawdown Certificate[[ If not, continue as follows: ], except as noted in Attachment A. [state reasons scheduled dates will vary from the estimates set forth in the Current Drawdown Certificate in Attachment A];

3. Our scope of review, which, to the extent practical and consistent with our scope of work under our Services Agreement, includes periodically reviewing the progress of engineering, procurement and construction for the Project, has not brought to our attention, any errors in the information contained in the Current Drawdown Certificate; [If any paragraphs in the Current Drawdown Certificate are incorrect, list and specify reasons for each paragraph in Attachment A.]

EXHIBIT 4.2.1(b) TO NOTE PURCHASE AGREEMENT

4. To the best of our knowledge [and the extent of our Site observations, if any], the quality of construction performed during the period covered by this Certificate was performed materially in conformance with the applicable construction Project Documents; [If unsatisfactory, specify reasons in Attachment A.]

5. The work accomplished during the period covered by this Certificate is in accordance with the Project Schedule; [If unsatisfactory, specify reasons in Attachment A.]

6. The request for funds in the Current Drawdown Certificate is in conformance, on a cumulative basis, with the drawdown schedule included with the Project Budget; and [If not, state reasons in Attachment A.]

7. To the best of our knowledge, there are no approved, pending or proposed change orders that are not listed in Appendix V to the Current Drawdown Certificate [except as noted in Attachment A [list change orders in Attachment A]].

This Certificate is solely for the information of, and assistance to, the Collateral Agent and Secured Parties in conducting and documenting their investigation of the matters in connection with the Project and is not to be used, circulated, quoted, or otherwise referred to for any other purpose. Leidos disclaims any obligation to update this Certificate. This Certificate is not intended to, and may not, be construed to benefit any party other than the Collateral Agent and Secured Parties.

Very truly yours,

LEIDOS ENGINEERING, LLC

[Name goes here]

[Title goes here]

[Name goes here]

[Title goes here]

EXHIBIT 4.2.1(b) TO NOTE PURCHASE AGREEMENT

SCHEDULE I – PURCHASERS

EXHIBIT 4.2.1(b) TO NOTE PURCHASE AGREEMENT

ATTACHMENT A

EXCEPTIONS AND CLARIFICATIONS

[List any exceptions or clarifications. If there are none indicate “NONE”.]

EXHIBIT 4.2.1(b) TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.2.1(c)

FORM OF COMPANY’S COO CERTIFICATE4

[LETTERHEAD OF COMPANY]

Date:             ,             5

Drawdown Date:             ,

[                                                     ]

Leidos Engineering, LLC,

    as Independent Engineer

Meditech Corporate Center, West Wing

550 Cochituate Road

Framingham, MA 01701

Re:	2014 ESA Project Company, LLC – Drawdown Certificate Confirmation of COO

Ladies and Gentlemen:

This Drawdown Certificate Confirmation of Commencement of Operations (“Certificate of COO”) is delivered to you pursuant to Section 4.2.1(c) of the Note Purchase Agreement, dated as of July 18, 2014 (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”), and the Purchasers party thereto. Capitalized terms used herein and not otherwise defined have the meanings provided in the Note Purchase Agreement.

I, [                    ], am a Responsible Officer of the Company. I have reviewed the provisions of the Credit Documents which are relevant to the furnishing of this Drawdown Certificate of COO for the Systems listed in Appendix 1 to this Certificate of COO. To the extent that this Certificate of COO evidences, attests or confirms compliance with any covenants, representations, warranties or conditions precedent provided for in the Credit Documents, I have made such examination or investigation as was, in my opinion, reasonably necessary to enable me to express an informed opinion as to whether such covenants, representations, warranties or conditions have been complied with. This Certificate of COO relates to a Credit Event to take place on the date specified above as the “Drawdown Date” (the “Drawdown Date”).

[4]	[To be confirmed by IE.]
[5]	Certificate must be submitted to each Holder and Independent Engineer at least [***] Business Days prior to the date of each Drawdown.

[***] Confidential Treatment Requested

EXHIBIT 4.2.1(c) TO NOTE PURCHASE AGREEMENT

I, on behalf of the Company, solely in my capacity as a Responsible Officer of the Company and not in my personal capacity, and without personal liability therefor, do hereby certify to the Secured Parties that the following statement is accurate, true and complete on the date hereof, and will be accurate, true and complete on and as of the Drawdown Date:

1)	COO has occurred with respect to the Systems listed in Appendix 1 being funded under this requested Credit Event.

IN WITNESS WHEREOF, the undersigned has caused this Drawdown Certificate Confirmation of COO to be duly executed and delivered on behalf of the Company as of the date first above written.

2014 ESA PROJECT COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

Appendix

EXHIBIT 4.2.1(c) TO NOTE PURCHASE AGREEMENT

APPENDIX 1

Systems Commencement of Operations

Date:             ,             6

Drawdown Date:             ,

System Number	System Description

[6]	Certificate must be submitted to each Holder and Independent Engineer at least [***] Business Days prior to the submission of each Drawdown.

[***] Confidential Treatment Requested

EXHIBIT 4.2.1(c) TO NOTE PURCHASE AGREEMENT

EXHIBIT 4.2.1(d)

FORM OF INDEPENDENT ENGINEER’S COO CERTIFICATE

[Letterhead of Independent Engineer]

(Delivered pursuant to Section 4.2.1(d)

of the Note Purchase Agreement)

Date: [                    ]7

Drawdown Date: [                    ]

2014 ESA PROJECT COMPANY, LLC

1252 Orleans Drive

Sunnyvale, CA 94089

Attention: Bill Brockenborough

Telephone: (408) 543-1772

Fax: (408) 543-1501

Subject: Independent Engineer’s Drawdown Certificate Confirmation of COO

Ladies and Gentlemen:

This Independent Engineer’s Drawdown Certificate Confirmation of [            ] (“COO”) (this “Certificate”) is delivered to you by Leidos Engineering, LLC (“Leidos”) as “Independent Engineer” pursuant to Section 4.2.1(d) of the Note Purchase Agreement, dated as of July 18, 2014 (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”) and the Secured Parties party thereto.

We have reviewed the provisions of Section 4.2.1 of the Note Purchase Agreement as they identify the responsibilities of the Independent Engineer related to providing this Certificate as required by Section 4.2.1(d).

All defined terms set forth in this Certificate shall have the respective meanings specified in the Note Purchase Agreement unless the context otherwise requires or unless otherwise defined. We have reviewed the Note Purchase Agreement as to the meaning of defined terms used herein.

We have reviewed the Company’s [Drawdown Certificate] No. [        ] and the attachments thereto, dated as of [            ] (the “Current Drawdown Certificate”), requesting that a Drawdown from the Proceeds Escrow Account be disbursed on [            ] (the “Drawdown Date”). We have also reviewed the Company’s COO Certificate dated as of [            ].

[7]	Certificate must be submitted to the Company (and to each Holder by the Company) at least 1 Business Day prior to the date of each Drawdown.

EXHIBIT 4.2.1(d) TO NOTE PURCHASE AGREEMENT

Due to the similarity of the sites and to the wide locational distribution of sites, we have visited a representative sample of sites. We last visited the                     Site on [                    ] and observed progress at the Project. Our site observations of progress did not include investigation of buried items or other unobservable items or hidden conditions.]8 We have reviewed documentation and held discussions with the Company regarding the progress of construction activities at the Project since that time.

This Certificate was prepared pursuant to the scope of services under our Professional Services Agreement, dated as of October 17, 2013 (the “Services Agreement”) with Bloom Energy Corporation. On or about July [        ], 2014, the Collateral Agent, on behalf of the Secured Parties, entered into Use of Work Products Agreement with Leidos outlining the terms and conditions of their use of this Certificate. This Certificate was prepared with the degree of skill and diligence normally practiced by professional engineers or consultants performing the same or similar services on like projects.

Based upon the foregoing review and review procedures and on the understanding and assumption that we have been provided true and complete information from other parties as to the matters covered by the Current Drawdown Certificate, as of the date of this Certificate, except as set forth in this Certificate, we are of the opinion that:

A. COO [choose one: has/has not] occurred with respect to the Systems being funded under this requested Credit Event.

This Certificate is solely for the information of, and assistance to, the Collateral Agent and Secured Parties in conducting and documenting their investigation of the matters in connection with the Project and is not to be used, circulated, quoted, or otherwise referred to for any other purpose. Leidos disclaims any obligation to update this Certificate. This Certificate is not intended to, and may not, be construed to benefit any party other than the Collateral Agent and Secured Parties.

Very truly yours,

LEIDOS ENGINEERING, LLC

[Name goes here]

[Title goes here]

[Name goes here]

[Title goes here]

EXHIBIT 4.2.1(d) TO NOTE PURCHASE AGREEMENT

Exhibit 4.2.11

FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY

[ • ], 2014

To the Addressees listed on Schedule 1

Re: 2014 ESA Project Company, LLC

Ladies and Gentlemen:

We have acted as counsel to 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”), in connection with the preparation, execution and delivery of Transaction Documents (as defined below). We are providing this opinion to you pursuant to Section 4.2.11 of the Note Purchase Agreement, dated as of July 18, 2014 (the “Note Purchase Agreement”), among the Company and the Purchasers party thereto. Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Note Purchase Agreement.

In our capacity as such counsel, we have examined originals or copies of those corporate and other records and documents we considered appropriate, including the following:

(i)	Lender Agreement dated [ • ], 2014, by and among [***], Collateral Agent and the Company relating to [***] ESA-1;

(ii)	Lender Agreement dated [ • ], 2014, by and among [***], Collateral Agent and the Company relating to [***] ESA-2;

(iii)	Lender Agreement dated [ • ], 2014, by and among [***], Collateral Agent and the Company relating to [***] ESA-3;

(iv)	Lender Agreement dated [ • ], 2014, by and among [***], Collateral Agent and the Company relating to [***] ESA-4;

(v)	Lender Agreement dated [ • ], 2014, by and among [***], Collateral Agent and the Company relating to [***] ESA-5; and

(vi)	Lender Agreement dated [ • ], 2014, by and among [***], Collateral Agent and the Company relating to [***] ESA.

The documents described in the foregoing clauses (i) through (vi) are collectively referred to herein as the “Transaction Documents”. The documents described in the foregoing clauses (i) through (v) are collectively referred to herein as the “New York Transaction Documents”.

[***] Confidential Treatment Requested

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

In our capacity as such counsel, we have examined executed counterparts of each of the Transaction Documents. We have also examined and relied upon the accuracy of the originals or certified, conformed, photocopied or telecopied copies of such corporate and limited liability company records and resolutions, certificates, instruments and other documents as we have deemed necessary or appropriate to enable us to render the opinions expressed herein.

In our review of the Transaction Documents and other documents, we have assumed the genuineness of signatures on original documents and the conformity to such original documents of all copies submitted to us as certified, conformed, photocopied or telecopied copies, and as to certificates and telegraphic and telephonic confirmations given by public officials, we have assumed the same to have been properly given and to be accurate. As to all matters of fact material to our opinions, we have relied, without investigation, upon corporate and limited liability company resolutions of the Company, upon representations and warranties of the parties contained in the Transaction Documents and upon the statements and certificates furnished thereunder or by public officials.

On the basis of such examination, our reliance upon the assumptions in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

[***]

[***]

[***]

[***]

[***]

[***] Confidential Treatment Requested

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

[***]

[***]

In rendering the opinions expressed herein, we have assumed that as of the date hereof and at all other times relevant for this opinion (i) each of the parties to each of the Transaction Documents (other than, to the extent of our opinions set forth above, the Company) is duly incorporated, organized or formed, validly existing and in good standing under the laws of all jurisdictions where they are conducting their businesses (including their jurisdiction of incorporation, organization or formation), (ii) each of the parties to each of the Transaction Documents (other than, to the extent of our opinions set forth above, the Company) has the requisite power, authority and legal right to enter into, and perform its respective obligations under the Transaction Documents to which it is a party, (iii) each of the Transaction Documents has been duly authorized, executed and delivered by each respective party thereto (other than, to the extent of our opinions set forth above, the Company), (iv) each Transaction Document constitutes a legally valid and binding obligation of each party thereto (other than, to the extent of our opinions set forth above, the Company), enforceable against each of such parties in accordance with the terms thereof, and (v) the transactions provided for in the Transaction Documents are exempt from, or will not involve any transaction which is subject to, the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “IRS Code”), and will not involve any transaction in connection with which a penalty could be imposed under Section 502(I) of ERISA or a tax could be imposed under Section 4975 of the IRS Code.

For purposes of the opinions expressed in paragraphs 4 and 5, we have assumed that the Company will not in the future take any discretionary action (including a decision not to act) permitted by the Transaction Documents that would cause the performance of any Transaction Document to (i) violate the Delaware LLC Act, or any current New York (with respect to the New York Transaction Documents), or federal statute, rule or regulation or (ii) violate the Organizational Documents of the Company.

Our opinion in paragraph 7 above as to the enforceability of the Transaction Documents is subject to: (i) public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own negligence, willful misconduct or unlawful conduct; (ii) the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law; (iii) the unenforceability under certain circumstances of provisions imposing

[***] Confidential Treatment Requested

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

penalties, liquidated damages or other economic remedies; (iv) the unenforceability under certain circumstances of provisions appointing one party as trustee for an adverse party or provisions for the appointment of a receiver; (v) the unenforceability of covenants not-to-compete; (vi) the unenforceability under certain circumstances of choice of law provisions; (vii) the unenforceability of confession of judgment provisions; and (viii) the unenforceability of provisions waiving a right to a jury trial.

We express no opinion as to any provision of any of the Transaction Documents requiring written amendments or waivers of the Transaction Documents insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply.

We express no opinion as to the effect of non-compliance by you with any state or federal laws or regulations applicable to the transactions contemplated by the Transaction Documents because of the nature of your business.

We express no opinion as to any provision of the Transaction Documents insofar as they purport to grant a right of setoff in respect of the Company’s assets to any person other than a creditor of the Company.

We express no opinion as to (i) provisions that attempt to change or waive rules of evidence or fix the method or quantum of proof to be applied in litigation or similar proceedings or (ii) arbitration provisions that provide for judicial review of arbitration awards

The law covered by this opinion is limited to the present federal law of the United States, the present law of the State of New York and the Delaware LLC Act. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction. We express no opinion concerning, or with respect to the effect of, (i) federal or state antitrust, unfair competition or trade practice laws or regulations, (ii) pension and employee benefit laws and regulations, (iii) compliance with fiduciary requirements, (iv) federal or state environmental laws and regulations, (v) federal, state or local land use, zoning or subdivision laws or regulations, (vi) the Trading with the Enemy Act, as amended, the foreign assets control regulations of the United States Treasury Department, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended, Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, as amended, and any enabling legislation, rules, regulations or executive orders relating thereto, (vii) insurance laws and regulations, or (viii) tax laws or regulations.

As you know, we are not admitted to practice law in the State of Delaware, and our opinions regarding the Delaware LLC Act based solely on our review of the text of those statutes as set forth in the Delaware Laws Governing Business Entities Annotated Statutes and Rules, 2014 Spring Edition, published by LexisNexis, without regard to other State of Delaware statutory or judicial decisional law. As a result, we have not conducted the same degree of review (such as reviewing case law) that attorneys who regularly render opinions on Delaware law would conduct, and, accordingly, the opinions set forth herein as to the Delaware LLC Act are not equivalent to opinions of Delaware counsel.

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

This opinion is furnished by us to you as counsel for the Company and may not be relied upon by any other person without our express written permission, except that (i) your successors and each future holder of any Note under (and as permitted by) the Note Purchase Agreement may rely on this opinion as of the original date of this opinion subject to the limitations, qualifications, exceptions and assumptions set forth herein and (ii) a copy of this letter may be furnished by you to, but not relied upon by, (a) the National Association of Insurance Commissioners and any state, federal or provincial authority or independent banking or insurance board or body having regulatory jurisdiction over the Purchasers in the exercise of their regulatory due diligence, (b) your independent auditors and (c) any Institutional Investor (and its legal advisers) that is considering becoming an assignee of your interest in the Notes for information (but not reliance) purposes, provided that prior to such disclosure it is understood and acknowledged by each such recipient that (x) it may not rely upon this letter by virtue of such disclosure, and (y) it is not permitted to disclose or quote this letter to any other person (except where required by law or regulation). This opinion is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. This letter speaks only as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to our attention, or any future changes in laws.

Very truly yours,

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

SCHEDULE 1

OPINION ADDRESSEES ING

LIFE INSURANCE AND ANNUITY COMPANY

ING USA ANNUITY AND LIFE INSURANCE COMPANY

RELIASTAR LIFE INSURANCE COMPANY

SECURITY LIFE OF DENVER INSURANCE COMPANY

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

PAN-AMERICAN LIFE INSURANCE COMPANY

MODERN WOODMEN OF AMERICA

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent under the Note Purchase Agreement

BLOOM ENERGY CORPORATION

2014 ESA PROJECT COMPANY, LLC

2014 ESA HOLDCO, LLC

CLEAN TECHNOLOGIES 2014, LLC

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

EXHIBIT A

Good Standing

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

Delaware The First State	PAGE 1

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY “2014 ESA PROJECT COMPANY, LLC” IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE EIGHTEENTH DAY OF JULY, A.D. 2014.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE BEEN PAID TO DATE.

	Jeffrey W. Bullock, Secretary of State
5430523 8300	AUTHENTICATION:	1546292
140969343	DATE:	07-18-14
You may verify this certificate online at corp.delaware.gov/authver.shtml

EXHIBIT 4.2.12

FORM OF [***] PARENT GUARANTY

PARENT GUARANTY

[Date]

2014 ESA Project Company, LLC

c/o Bloom Energy Corporation

1252 Orleans Drive

Sunnyvale, CA 94089-1137

Attention: Bill Brockenborough

Ladies and Gentlemen:

For value received, [***] (the “Guarantor”), a Delaware corporation, hereby unconditionally guarantees to 2014 ESA Project Company, LLC (together with its successors and permitted assigns under the Agreement (as defined below), the “Beneficiary Counterparty”) the prompt and complete payment when due, whether by acceleration or otherwise, of all payment obligations (the “Guaranteed Obligations”), whether now in existence or hereafter arising, of [***], a Delaware Corporation (together with its successors, the “Guarantee Counterparty”), to the Beneficiary Counterparty pursuant to that certain Energy Server Use and License Agreement dated as of December 31, 2013, by and between the Beneficiary Counterparty and the Guarantee Counterparty (as may be amended, supplemented or otherwise modified from time to time, the “Agreement”). The Guarantor’s obligations and liabilities under this Guaranty shall be limited to payment obligations only, and the Guarantor shall have no obligation to perform (other than with respect to payment) under the Agreement. Each capitalized term used but not defined herein shall have the corresponding meaning given to it in the Agreement.

This Guaranty is one of payment and not of collection. This Guaranty is a primary obligation of the Guarantor and not merely a contract of surety. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any obligation or liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of any such obligation or liability, suit or the taking of other action by the Beneficiary Counterparty against, and any other notice to, the Guarantee Counterparty, the Guarantor or others.

The Beneficiary Counterparty may at any time and from time to time without notice to or consent of the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder: (1) agree with the Guarantee Counterparty to make any change in the terms of any obligation or liability of the Guarantee Counterparty to the Beneficiary Counterparty, (2) take or fail to take any action of any kind in respect of any security for any obligation or liability of the Guarantee Counterparty to the Beneficiary Counterparty, (3) exercise or refrain from exercising any rights against the Guarantee Counterparty or others, (4) compromise or subordinate any obligation or liability of the Guarantee Counterparty to the Beneficiary Counterparty including any security therefor, or (5) collaterally assign any of its interest in the Agreement or this Guaranty, in which case any such collateral assignee(s) shall be a third party beneficiary of this Guaranty and shall have all the rights and benefits of a third party beneficiary. Any other suretyship defenses are hereby waived by the Guarantor.

[***] Confidential Treatment Requested

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

This Guaranty shall continue in full force and effect until the earliest to occur of: (i) the discharge of all of the Guaranteed Obligations; (ii) three (3) months after the termination or expiration of the Agreement; and (iii) the replacement of this Guaranty by other performance assurance acceptable to the Beneficiary Counterparty, such acceptance not to be unreasonably withheld, conditioned or delayed. After such earliest date, other than as set forth in the immediately following paragraph, no claim may be made against the Guarantor hereunder and the Guarantor shall be deemed released from all obligations under this Guaranty (and the Beneficiary Counterparty shall execute any documents reasonably requested by the Guarantee Counterparty or the Guarantor to confirm such release), except that (A) in the case of a termination under clause (ii) above, the termination shall be without prejudice to any outstanding claim validly made against the Guarantor hereunder prior to such termination, and (B) in the case of a termination under clause (ii) or clause (iii) above, if, on such earliest date, there are outstanding any claims that (1) were validly made prior to such date against the Guarantor hereunder and (2) in the case of a termination under clause (iii) above, are not fully secured by the replacement performance assurance, then, on such earliest date, (y) this Guaranty shall be deemed automatically extended until the final resolution and (if applicable) full payment of such outstanding claims and (z) the Guaranteed Obligations shall be deemed automatically reduced to the payment of such outstanding claims.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations are annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid by the Beneficiary Counterparty upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guarantee Counterparty or any other guarantor, or upon or as a result of the appointment of a receiver or conservator of, or trustee for the Guarantee Counterparty or any other guarantor or any substantial part of its property or otherwise, all as though such payment or payments had not been made; provided that this Guaranty shall not be reinstated for any reason after its termination under clause (iii) of the immediately preceding paragraph.

The Guarantor may not assign its rights or delegate its obligations under this Guaranty, in whole or in part, without prior written consent of the Beneficiary Counterparty, such consent not to be unreasonably withheld, conditioned or delayed, and any purported assignment or delegation absent such consent is void, except for an assignment and delegation of all of the Guarantor’s rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of the Guarantor’s assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.

The Guarantor represents to the Beneficiary Counterparty, as of the date hereof, that:

1. it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full power and legal right to execute and deliver this Guaranty and to perform the provisions of this Guaranty on its part to be performed;

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

2. its execution, delivery and performance of this Guaranty have been and remain duly authorized by all necessary corporate action and do not contravene any provision of its certificate of incorporation or by-laws or any law, regulation or contractual restriction binding on it or its assets; and

3. this Guaranty is its legal, valid and binding obligation enforceable against it in accordance with its terms except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights or by general equity principles.

THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

Very truly yours,

[***]

By:
Authorized Officer

[***] Confidential Treatment Requested

EXHIBIT 4.2.11 TO NOTE PURCHASE AGREEMENT

EXHIBIT 7.2(a)

FORM OF QUARTERLY CONSTRUCTION REPORT

			Site Address							COO
Site ID Customer	Named Offtaker (ESA Reference)	Customer Reference	Street 1	Street 2	City	State	Zip	System Capacity	Tolling Rate	Projected @ Financial Close	Prior Report Projection	Current Report Proejction	Comments
Sites Added
Sites Removed

Project Final Completion Date
Projected @ Financial Close	[	]
Prior Report Projection	[	]
Current Report Projection	[	]

EXHIBIT 7.2(a) TO NOTE PURCHASE AGREEMENT

EXHIBIT 8.1.3(a)

FORM OF OFFER TO REPAY NOTICE

[Insert name of holder of the Note] [Insert address of holder of the Note]

[Insert date]

Reference is made to the Note Purchase Agreement dated as of July 18, 2014 (as amended, amended and restated, modified or supplemented and in effect from time to time, the “Note Purchase Agreement”), among 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”) and the Purchasers party thereto. Terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Note Purchase Agreement.

Pursuant to Section 8.1.3(b) of the Note Purchase Agreement, the Company hereby notifies you that it is making the following Offer to Repay:

1. The Offer Settlement Date shall be [                    ]9.

2. The aggregate principal amount of all Notes to be repaid on the Offer Settlement Date shall be $[                    ]1010.

Please indicate your acceptance in whole or in part of the Offer to Repay by executing and delivering the notice in the form attached as Schedule 1 hereto on or prior to the fifth (5th) Business Day prior to the Offer Settlement Date. If you do not accept the Offer to Repay in whole on or prior to [                    ]11 11, you shall be deemed to have rejected the Offer to Repay, and, accordingly, your Notes will not be repaid on the Offer Settlement Date.

Sincerely,

2014 ESA PROJECT COMPANY, LLC

By:
Name:
Title:

[9]	Insert date [***] Business Days after the date hereof.
[10]	Insert aggregate amount of all Notes to be repaid pursuant to this Offer to Repay Notice, which shall be the principal amount of the Notes at 100% of the principal amount thereof, together with accrued and unpaid interest thereon to the Offer Settlement Date and without payment of the Make-Whole Amount or any premium.
[11]	Insert the date that is [***] Business Days prior to the Offer Settlement Date.

[***] Confidential Treatment Requested

EXHIBIT 8.1.3(b) TO NOTE PURCHASE AGREEMENT

Schedule 1

TO OFFER TO REPAY NOTICE

FORM OF OFFER ACCEPTANCE NOTICE

OFFER ACCEPTANCE NOTICE

2014 ESA Project Company, LLC

1252 Orleans Drive

Sunnyvale, CA 94089

Attention: [                    ]

[Insert Date]

Reference is made to the Note Purchase Agreement dated as of July 18, 2014 (as amended, modified or supplemented and in effect from time to time, the “Note Purchase Agreement”) among 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”) and the Purchasers party thereto. Terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Note Purchase Agreement. Reference is also made to the Offer to Repay Notice dated as of [Insert Date].

Pursuant to Section 8.1.3(b) of the Note Purchase Agreement, we hereby notify the Company that we accept the Offer to Repay in full as set forth in the Offer to Repay Notice.

Sincerely,

[Insert name of holder of the Notes]

By:
Name:
Title:

EXHIBIT 8.1.3(b) TO NOTE PURCHASE AGREEMENT